As filed with the Securities and Exchange Commission on June 21, 2011

REGISTRATION NO. 033-63560 and 811-7762

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933                                         ☒

PRE-EFFECTIVE AMENDMENT NO.                                ☐

POST-EFFECTIVE AMENDMENT NO. 34                        ☒

AND/OR

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940                 ☒

AMENDMENT NO. 36                                                            ☒

(CHECK APPROPRIATE BOX OR BOXES)

FIRST EAGLE FUNDS

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1345 AVENUE OF THE AMERICAS

NEW YORK, NY 10105

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 698-3000

SUZAN AFIFI

FIRST EAGLE FUNDS

1345 AVENUE OF THE AMERICAS

NEW YORK, NY 10105

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

NATHAN J. GREENE, ESQ.

SHEARMAN & STERLING LLP

599 LEXINGTON AVENUE

NEW YORK, NY 10022

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)

☐ on [ • ], 2011 pursuant to paragraph (b) of Rule 485

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on [ • ], 2011 pursuant to paragraph (a)(1) of Rule 485

☒ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment

THE INFORMATION CONTAINED IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE REGISTRANT MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED JUNE 21, 2011

 FIRST EAGLE FUNDS
 Prospectus

[ • ], 2011

Arbitrage Opportunity Fund

Class A | Ticker [•]	Class C | Ticker [•]	Class I | Ticker [•]

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Thank you for your interest in First Eagle Funds (the “Trust”), managed by First Eagle Investment Management, LLC (“FEIM” or the “Adviser”). The Trust consists of six portfolios, First Eagle Global Fund (“Global Fund”), First Eagle Overseas Fund (“Overseas Fund”), First Eagle U.S. Value Fund (“U.S. Value Fund”), First Eagle Gold Fund (“Gold Fund”), First Eagle Fund of America (“Fund of America”) and First Eagle Arbitrage Opportunity Fund (“Arbitrage Opportunity Fund”). This prospectus contains information only about Arbitrage Opportunity Fund (the “Fund”). Information about the other five First Eagle Funds is provided in a separate prospectus.

John P. Arnhold is Chairman of the Adviser and also serves as President and Trustee of the Trust. Jason B. Dahl and Jonathan R. Spitzer make up the portfolio management team for First Eagle Arbitrage Opportunity Fund (the “Fund”).

Investment Objective

First Eagle Arbitrage Opportunity Fund (the “Fund”, or the “Arbitrage Opportunity Fund”) seeks to achieve capital appreciation.

Fees and Expenses

The following information describes the fees and expenses you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in the Fund. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections on pages 21 and 26, respectively, and the How to Purchase Shares section of the Statement of Additional Information on page 46.

	CLASS A	CLASS C	CLASS I
First Eagle Arbitrage Opportunity Fund’s Fees and Expenses (%)
Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	None	1.00	None

Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)	2.00	2.00	2.00

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

Management Fees	1.00	1.00	1.00

Distribution (12b-1)/Service Fees	0.25	1.00	None

Other Expenses

Dividend and interest expense for short sales	0.96	0.96	0.96

All other operating expenses	0.36	0.36	0.36

Total Other Expense	1.32	1.32	1.32

Total Annual Fund Operating Expenses (%)	2.57	3.32	2.32

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Arbitrage Opportunity Fund

	CLASS A	CLASS C	CLASS I
Less: Fee Waiver/Expense Reimbursement	-0.01	-0.01	-0.01

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (%)	2.56	3.31	2.31

Operating expenses are estimated for the current fiscal year, because the Fund has not commenced operations as of the date of this Prospectus. The Adviser has contractually agreed to waive its management fee and/or reimburse expenses, as allowed by law, so that the total annual operating expenses (excluding certain items) of Class A Shares do not exceed 1.60%, Class C Shares do not exceed 2.35% and Class I Shares do not exceed 1.35% until at least [October 31, 2012] (the “Fee Waiver and Expense Reimbursement Agreement”).

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same and takes into account the effect of the Fee Waiver and Expense Reimbursement Agreement through [October 31, 2012], as discussed directly above. Please keep in mind your actual costs may be higher or lower.

SHARE STATUS	1 YEAR	3 YEARS
Class A
Sold or Held	$655	$1,172

Class C (shares have a one year contingent deferred sales charge)
Sold	$338	$931

Held	238	931

Class I
Sold or Held	$137	$631

FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 20115

Summary Information about the Arbitrage Opportunity Fund

Portfolio Turnover Rate

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. Information about the Fund’s portfolio turnover rate will be available after its first year of operations.

Principal Investment Strategies

The Fund invests in companies that are involved in (or may be impacted by) significant corporate events, including mergers, tenders, spin-offs, and recapitalizations or other reorganizations, or that are undergoing or emerging from significant financial or business restructurings and special situations. The Fund may invest in U.S. and non-U.S. securities. The Fund may utilize various arbitrage and other investment strategies.

Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of corporate reorganizations. Although the most common arbitrage activity involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition, it is also possible for the Fund to sell short the stock being offered while purchasing the stock of the company being sought. The Fund may trade in equity options and enter into equity swap agreements for the purpose of attempting to obtain a desired return on, or exposure to, certain equity securities or equity indices in an expedited manner or at a lower cost to the Fund than if the Fund had invested directly in such securities. The Fund generally engages in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Fund will sell or cover a security when the securities of the companies involved in the transaction do not meet the Fund’s expected return criteria when gauged by prevailing market prices and the relative risks of the situation. Shareholders will be notified a minimum of 60 days in

6FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 2011

Arbitrage Opportunity Fund

advance of any change in investment objective or of any change in the “80% of assets” investment policies.

Principal Investment Risks

As with any mutual fund investment, you may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are:

•

Merger Arbitrage Risk — A risk associated with the Fund’s merger arbitrage investment strategy is that the proposed reorganizations in which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

•

High Portfolio Turnover Risk — The Fund’s investment strategies may result in high turnover rates. This may increase the Fund’s brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

•

Market Risk — The value of the Fund’s portfolio holdings may fluctuate in response to events specific to the companies or markets in which the Fund invests, as well as economic, political, or social events in the United States or abroad.

•	Small and Medium-Size Company Risk — The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies.

•

Foreign Investment Risk — The Fund may invest in foreign investments. Foreign investments can be susceptible to less politically and economically stable environments, foreign currency and exchange rate changes, and adverse changes to government regulations. In conjunction with its investments in foreign securities, the Fund may enter into equity swap contracts and other derivatives.

•	Short Sale/Put and Call Options Risks — The Fund may engage in various hedging and other practices, which by definition entail

FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 20117

Summary Information about the Arbitrage Opportunity Fund

substantial risks. As stated above, the approach the Fund generally will use involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition and, at approximately the same time, an equivalent amount of the acquiring company’s common stock and/or other securities may be sold short. But if an acquisition is called off or otherwise not completed, the Fund may realize losses on the shares of the target company it acquired and on its short position in the acquirer’s securities. Also, options transactions involve special risks that may make it difficult or impossible to unwind a position when the Fund desires.

•

Credit Risk — Credit risk is the risk that the issuer of a bond, swap contract or other instrument will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund may invest in debt securities that are below investment grade, i.e., junk bonds, which are considered speculative, and carry a higher risk of default.

•

Convertible Security Risk — Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities may gain or lose value due to changes in the issuer’s operating results, financial condition and credit rating and changes in interest rates and other general economic, industry and market conditions.

•

Illiquid Investment Risk — Holding illiquid securities restrict or otherwise limit the ability for the Fund to freely dispose of its investments for specific periods of time. The Fund might not be able to sell illiquid securities at its desired price or time.

•

Litigation and Enforcement Risk — Companies involved in significant restructurings tend to involve increased litigation risk, including for investors in these companies. The expense of defending against (or asserting) claims and paying any amounts pursuant to

8FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 2011

Arbitrage Opportunity Fund

settlements or judgments would be directly or indirectly borne by the Fund.

•

Diversification Risk — The Fund is a non-diversified mutual fund, and as a result, an investment in the Fund may expose your money to greater risks than if you invest in a diversified fund. The Fund may invest in a limited number of companies and industries, gains or losses in a particular security may have a greater impact on their share price. The Adviser expects the Fund’s assets to be invested in various industries; however if a large percentage of mergers are taking place within one industry (e.g. banking or telecommunications) over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time.

•

Repurchase Agreements Risk — The Fund may enter into certain types of repurchase agreements, primarily as a cash management strategy. If the seller fails to repurchase the security and the market value declines, the Fund may lose money.

The Fund has the flexibility to respond promptly to changes in market and economic conditions. Under a defensive strategy, the Fund may temporarily hold some or all of its assets in cash and/or high quality debt securities or money market instruments of U.S. or foreign issuers.

For more information on the risks of investing in the Fund, please see the More Information about the Fund’s Investments section.

Investment Results

The Fund commenced operations in its present form on [•], 2011. Prior to that, it operated as an unregistered investment fund managed by the Adviser under materially the same investment objectives and strategies (the “Predecessor Fund”). The following information shows the Predecessor Fund’s annual returns and long term performance restated to reflect the same advisory fees and other operating expenses (excluding portfolio transaction costs, interest, and extraordinary expenses) that would have been applied historically if the Fund’s fee structure had applied throughout. These fees and expenses have been assumed to be 1.60% of average net assets, which is the maximum expense level of the Fund’s

FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 20119

Summary Information about the Arbitrage Opportunity Fund

Class A Shares due to an expense reimbursement agreement provided by the Adviser. The Predecessor Fund had charged a performance fee. In addition, the Predecessor Fund was not subject to certain investment restrictions, limitations on the use of leverage, diversification requirements and other restrictions under the Investment Company Act of 1940, which if they had been applicable, might have adversely affected its performance. Absent the effect of the various adjustments and restatements described in this paragraph, the performance shown below generally would be lower.

The data presented below provides an indication of the risks of investing in the Fund by showing changes in performance from year to year, and by showing how the average annual returns for 1 and 5 years and since inception* compare with those of a broad measure of market performance.

As with all mutual funds, past performance is not an indication of future performance (before or after taxes).

The following bar chart assumes reinvestment of dividends and distributions and does not reflect any sales charges. If sales charges were included the returns would be lower.

Calendar Year Total Returns

For the periods presented in the bar chart, here is additional return information for Class A shares of the Fund.

*	January 1, 2003 (commencement of current management tenure).

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Arbitrage Opportunity Fund

Best Quarter
Second Quarter 2006	6.37%

Worst Quarter
First Quarter 2008	-3.57%

Updated performance information is available at [www.firsteaglefunds.com/funds/arbitrageopportunityfund.php] or by calling 800.334.2143.

Average Annual Total Returns
as of December 31, 2010*

	1 YEAR	5 YEARS	SINCE INCEPTION**
First Eagle Arbitrage Opportunity Fund
Return Before Taxes

Without Sales Load	8.26%	7.08%	6.41%

With Sales Load	2.84%	5.99%	5.73%

Standard & Poor’s 500 Index	15.06%	2.29%	6.67%

*

This table does not disclose after-tax returns as the presentation of those returns presumes regular distributions of income or capital gains, none of which were required for the Predecessor Fund. After-tax returns will vary and in many cases will be lower than those shown here. Actual after-tax returns depend on your individual tax situation. After-tax returns are not relevant to investors in tax-deferred accounts, such as 401(k) plans or individual retirement accounts.

**	January 1, 2003 (commencement of current management tenure).

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Summary Information about the Arbitrage Opportunity Fund

Our Management Team

Jason B. Dahl and Jonathan R. Spitzer have served as the Fund’s Portfolio Managers since 2003 and 2005, respectively. Prior to becoming Portfolio Managers for the Fund, Mr. Dahl served as a Senior Analyst and Director of Research for the Merger Arbitrage Group and Mr. Spitzer served as an Analyst in the Merger Arbitrage Group.

How to Purchase and Redeem Shares

The minimum initial investment amount generally required for each share class of the Fund is $2,500 for Classes A and C, and $1 million for Class I. See the About Your Investment—How to Purchase Shares section for more information.

You may purchase, redeem or exchange Fund shares on any business day at their net asset value next computed after proper receipt of the order. Transaction orders may be submitted via telephone, through your authorized dealer or FEF Distributors, LLC. Shares held in the dealer’s “street name” must be redeemed or exchanged through the dealer. See the Once You Become a Shareholder section for more information.

Additional Information

For important information about tax information and payments to broker-dealers and financial intermediaries, please turn to the Information About Taxes and Financial Intermediaries section, page 47 of this Prospectus.

12FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 2011

Summary Information about the Fund

Information About Taxes and Financial Intermediaries

Tax Information

It is the Fund’s policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan or an individual retirement account. See the Information on Dividends, Distributions and Taxes section for more information.

Payments to Broker-Dealers and Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary’s website for more information. See the About Your Investment—Distribution and Shareholder Services Expenses section for more information.

FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 201113

More Information about the Fund’s Investments

Principal Investment Risks

Some of the principal investment risks of the Fund are described below in greater detail than in the Fund Summary at the beginning of the Prospectus. Other investment risks and practices also apply and are described in the Statement of Additional Information, which is available on request (see back cover).

Risks of Small and Medium-Size Companies

In addition to investments in larger companies, the Fund may invest in smaller and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion.

Risks of Debt Securities

Securities with the lowest investment grade ratings are considered to have speculative characteristics. Debt securities that are unrated are considered by the Adviser to be equivalent to below investment grade (often referred to as “junk bonds”). On balance, debt securities that are below investment grade are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of default and bankruptcy. They are likely to be less marketable and more adversely affected by economic downturns than higher-quality debt securities.

14FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 2011

More Information about the Fund’s Investments (continued)

The Fund may invest in debt securities without considering the maturity of the instrument. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction.

Risks of Foreign Investments

Foreign securities involve certain inherent risks that are different from those of domestic securities, including political or economic instability of the issuer or the country of issue, changes in foreign currency and exchange rates, and the possibility of adverse changes in investment or exchange control regulations. Currency fluctuations may also affect the net asset value of the Fund irrespective of the performance of the underlying investments in foreign issuers. Typically, there is less publicly available information about a foreign company, and foreign companies may be subject to less stringent reserve, accounting and reporting requirements. Many foreign stock markets are not as large or as liquid as in the United States; fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges; and there is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. Foreign governments can also levy confiscatory taxes, expropriate assets and limit repatriations of assets. As a result of these and other factors, foreign securities may be subject to greater price fluctuation than securities of U.S. companies. These risks may be more pronounced with respect to investments in emerging markets. The Fund may invest significantly in foreign securities.

This Fund may engage in currency exchange transactions to, among other reasons, hedge against losses in the U.S. dollar value of their portfolio securities resulting from possible variations in exchange rates. A currency exchange may be conducted on a spot (i.e., cash) basis or

FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 201115

More Information about the Fund’s Investments

through a forward currency exchange contract or other cash management position. Although such hedged positions may be used to protect the Fund from adverse currency movements, the use of hedges may reduce or eliminate potential profits from currency fluctuations that are otherwise in the Fund’s favor.

Short Sales Risk

The Fund may employ various hedging and other techniques, such as short selling. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities. The Fund may also short securities of companies, including companies being acquired in transactions. The Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as borrowing costs, which may negatively impact the Fund’s performance. Further, short positions introduce more risk than long positions, because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security, whereas there is no maximum attainable price of the shorted security. Thus, securities sold short have unlimited risk. At all times when the Fund does not own the securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

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More Information about the Fund’s Investments (continued)

Illiquid Investment

The Fund may invest in illiquid securities. A security may be “illiquid” for various reasons, including that it may be subject to legal or contractual restrictions on resale (“restricted securities”). Illiquid securities may be priced at fair value as determined in good faith by the Fund’s Board of Trustees. Often restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during any period when sales are restricted or otherwise limited, adverse market conditions were to develop, the Fund might not be able to sell at its desired price or time.

Litigation and Enforcement Risk

Companies involved in significant restructuring tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund (directly if it were directly involved or indirectly in the case of claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

Defensive Investment Strategies

The Fund has the flexibility to respond promptly to changes in market and economic conditions. For example, a defensive strategy may be warranted during periods of unfavorable market or economic conditions, including periods of market turbulence or periods when

FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 201117

More Information about the Fund’s Investments

prevailing market valuations are higher than those deemed attractive under the investment criteria generally applied on behalf of the Fund. Under a defensive strategy, the Fund may temporarily hold cash and/or invest up to 100% of their assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In such a case, the Fund may not be able to pursue, and may not achieve, its investment objective. It is impossible to predict whether, when or for how long the Fund will employ defensive strategies.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to disclosure of their portfolio securities is available in the Fund’s Statement of Additional Information, which is available to you without charge, see the Disclosure of Portfolio Holdings section of that document. Top position holdings (generally either top 10 or top five depending on the concentration represented), as well as certain statistical information relating to portfolio holdings such as country or sector breakdowns, for the Fund are posted to the website on a monthly basis within 30 days after the end of each month. These postings can be located behind the “Portfolio Composition” icon on the Fund’s page of the website and generally are available for at least 30 days from their date of posting. Archived top holding postings are also available for up to six months.

Fund Indices

The Average Annual Total Returns tables earlier in this Prospectus illustrate how the Fund’s average annual returns for different calendar periods compare to the returns of the Standard & Poor’s 500 Index. The Index is not available for purchase.

The Standard & Poor’s 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the Standard & Poor’s 500 Index focuses on the large-cap segment of the market, with approximately 75% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor’s 500 Index includes dividends reinvested.

18FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 2011

Fund Management

The Adviser

First Eagle Arbitrage Opportunity Fund is managed by First Eagle Investment Management, LLC, a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”). Based in New York City since 1937, ASB Holdings is the successor firm to two German banking houses—Gebr. Arnhold, founded in Dresden in 1864, and S. Bleichroeder, founded in Berlin in 1803. The Adviser offers a variety of investment management services. In addition to the First Eagle Funds, its clients include corporations, foundations, major retirement plans and high-net-worth individuals. As of [recent date], the Adviser had more than $[•] billion under management.

Messrs. Jason B. Dahl and Jonathan R. Spitzer manage the Fund. Jason B. Dahl has been a Portfolio Manager of the Fund since 2003. Mr. Dahl joined the Adviser as a Senior Analyst and Director of Research in 2000. Prior to that he worked as an Analyst at various financial institutions.
Jonathan R. Spitzer has been a Portfolio Manager of the Fund since 2005. He joined the Adviser as an Analyst in 1999. Prior to that he served as a Research Associate at various financial institutions. The Fund’s Predecessor Fund was previously managed by John P. Arnhold, who currently serves as the Adviser’s Chairman and Chief Investment Officer.

Additional information regarding these portfolio managers’ compensation, other accounts managed and ownership of securities in the First Eagle Funds is available in the Statement of Additional Information. The portfolio managers are supported in their duties by a team of investment professionals employed by the Adviser. Also available in the Statement of Additional Information is certain background information regarding these investment professionals.

Pursuant to an advisory agreement (“Advisory Agreement”) with the Fund, the Adviser is responsible for the management of the Fund’s portfolios and either directly reviews their holdings in the light of its own research analysis and those of other relevant sources. In return for its investment management services, the Fund pays the Adviser a fee at the annual rate of the average daily value of its net assets as follows:

FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 201119

Fund Management

Management Fee
Arbitrage Opportunity Fund	1.00%

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with them, the Fund pays a fee to the Adviser related to those services. This fee is an annual rate of 0.05% of the value of the Fund’s average daily net assets.

Approval of Advisory Agreement

For your reference, a discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement with the Fund is available in the Statement of Additional Information and is included in the Semi-Annual Report to shareholders for financial reporting periods ending April 30 of each year.

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About Your Investment

Investing requires a plan. Whether you invest on your own or use the services of a financial professional, you should create a strategy designed to meet your short- and long-term financial goals.

How to Purchase Shares

The minimum initial and subsequent investment amounts generally required for each share class of the Fund are as follows:

MINIMUM INVESTMENTS	INITIAL*		SUBSEQUENT
First Eagle Arbitrage Opportunity Fund
Class A	$2,500		$100

Class C	2,500		100

Class I	1,000,000	**	100

The Automatic Investment Program and Automatic Exchange Program each require a minimum initial investment of $100. “Starter” checks and third-party checks will not be accepted for purposes of purchasing shares, but third-party checks may be accepted in connection with individual retirement account rollovers. Third-party transactions, except those for the benefit of custodial accounts or participants in employee benefit plans, are not permitted. The Trust reserves the right to waive the initial minimum investment amounts, at the discretion of the principal underwriter, for certain investors, including Trust employees and trustees, employees and officers of the Adviser and its affiliates. The Fund’s shares may be purchased through authorized dealers or through FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), the Fund’s principal underwriter. A completed and signed application is required to open an account with the Fund. If there is no application accompanying this Prospectus, please call 800.334.2143 to obtain one.

*	Minimum initial investment is $1,000 for Class A and Class C shares in an individual retirement account (instead of $2,500 as is otherwise required).
**

The current aggregate net asset value of a shareholder’s accounts in the Fund may qualify for purposes of meeting the initial minimum investment amount for Class I shares of the Fund. The minimum may be waived for Class I shares for sponsors of 401(k) plans and wrap fee programs if approved by FEF Distributors. The minimum also will be waived for certain legacy investors who were invested in the Predecessor Fund.

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The Distributor reserves the right to limit the purchase of the Fund’s shares when it is in the best interest of the Fund.

The Trust and the Distributor reserve the right to refuse any share purchase order for any reason they deem appropriate. For example, the Trust or Distributor may reject purchase orders due to nonpayment, and they may refuse orders from investors identified as money-laundering risks and those responsible for potentially disruptive trading practices, such as “market timing.” Share purchases are not binding on the Trust or the Distributor (and accordingly may be rejected) until they are confirmed as paid by the Fund’s transfer agent, DST. All payments must be made in U.S. dollars, and all checks must be drawn on U.S. banks.

No cash or cash equivalents (such as travelers’ checks, cashiers’ checks, bankers’ “official checks” or money orders) will be accepted. As a condition of this offering, if an investor’s purchase is canceled due to nonpayment or because his or her check or Automated Clearing House (“ACH”) transfer does not clear, the investor will be responsible for any loss the fund may incur as a result thereof. In limited circumstances, completed purchases also may be cancelled when the Distributor or transfer agent receives satisfactory instructions that a trade order was placed in error.

Anti-Money Laundering Compliance

The Trust and the Distributor are required to comply with various anti-money laundering laws and regulations. Consequently, the Trust or the Distributor may request additional information from you to verify your identity and source of funds. For individual investors, such information typically will include name, address, date of birth, and Social Security number. Such information also may include requests for documents such as driver’s license or other government-issued identification. For entity investors, such information typically will include name, principal business address, taxpayer identification number, corporate documents such as articles of incorporation, trust or partnership agreements, by laws and similar documents, and also may include requests for documents confirming the authority and identity of those having control over the entity or its trading.

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If the Trust or Distributor believes the information submitted does not provide adequate identity verification, it reserves the right to reject the establishment of your account or close the account at its current net asset value. If, at any time, the Trust believes an investor may be involved in suspicious activity, or if certain account information matches data on government lists of suspicious persons, the Trust or Distributor may choose not to establish a new account or may be required to “freeze” an account. They also may be required to provide a governmental agency or another financial institution with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Trust or the Distributor to inform the investor it has taken the actions described above.

How Fund Share Prices Are Calculated

The net asset value for each share class of the Fund is determined as of the close of trading on the New York Stock Exchange (NYSE), normally 4 p.m. Eastern time on each day the NYSE is open for trading. For each share class of the Fund, the net asset value is computed by dividing the total current value of its assets (less its total liabilities) by the total number of shares outstanding. Because the Fund may invest in securities listed on foreign exchanges that may trade on weekends or other days when the Fund does not price their shares, the Fund’s share values may change on days when shareholders will not be able to purchase or redeem shares.

The Fund use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be “stale” due to limited market activity for a particular holding, or in other circumstances when market prices are unavailable (such as for private placements) or determined to be unreliable, such holdings may be “fair valued,” according to procedures approved by the Board of Trustees. Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events

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occurring after the close of a foreign market have materially affected the value of the Fund’s holdings in that market, such holdings will be fair valued to reflect the events in accordance with procedures approved by the Board. Also according to procedures approved by the Board, in deciding whether a particular foreign investment should be fair valued, the Adviser will consider several factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. The Fund may have significant non-U.S. holdings. The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market generally require fair valuation of securities traded on that foreign market. Therefore, the values assigned to Fund holdings occasionally may differ from reported market values, especially during periods of higher market price volatility. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund.

The Distributor may authorize certain dealers to receive on its behalf purchase and redemption orders (“authorized dealers”). In turn, these authorized dealers may designate other intermediaries to receive purchase and redemption orders on the Distributor’s behalf (“designated intermediaries”). Orders for shares received by DST, authorized dealers, or designated intermediaries prior to the close of trading on the NYSE will be processed based on that day’s net asset value determined as of the close of trading on the NYSE that day. If an order is received by DST, an authorized dealer, or a designated intermediary after the close of the NYSE, it will be priced the next day the NYSE is open for trading.

Purchases Through Dealers and Financial Intermediaries

You may purchase the Fund’s shares from selected securities dealers with whom the Distributor has sales agreements. You also may obtain additional new account applications from such authorized dealers. For a list of authorized dealers, please contact the Distributor at 800.747.2008. Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to FEF

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About Your Investment (continued)

Distributors and for monitoring applicable breakpoint or sales charge reductions for their accounts. Certain broker dealers or financial services firms may purchase shares at their net asset value, without a sales commission, and charge investors a transaction charge or other advisory fee through a wrap-fee or similar program.

Class A shares of the Fund are sold with a front-end sales commission and an annual distribution (Rule 12b-1) fee. Class C shares of the Fund are sold with a “level-load” (consisting of an annual distribution, (Rule 12b-1) fee and an annual service fee. Class I shares of the Fund are sold primarily to investors purchasing through a fee-based program with their investment adviser or broker dealer, through a 401(k) plan in which they participate, or, for certain institutional investors, through direct purchases from the Distributor in quantities of $1 million or more. Authorized dealers and financial services firms may impose a charge for handling purchase transactions and may have particular requirements concerning purchases. Contact your authorized dealer or financial services firm for more information.

If you purchase the Fund though a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary website for more information.

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Public Offering Price of Class A Shares

The public offering price of Class A shares equals the net asset value per share plus a sales charge. The Class A sales charges are as follows:

CLASS A SHARES DOLLARS INVESTED	SALES CHARGE AS A PERCENTAGE OF		DEALER ALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
	OFFERING PRICE	NET AMOUNT INVESTED

Less than $25,000	5.00%	5.26%	4.50%

$25,000 but less than $50,000	4.50	4.71	4.25

$50,000 but less than $100,000	4.00	4.17	3.75

$100,000 but less than $250,000	3.25	3.36	3.00

$250,000 but less than $500,000	2.50	2.56	2.25

$500,000 but less than $1,000,000	1.50	1.52	1.25

$1,000,000 and over	0.00	0.00	0.00

Sales charges for investors residing outside the United States may vary from those listed above.

The Distributor re-allows discounts to selected dealers with whom it has sales agreements and is entitled to retain the balance over dealer discounts. The Distributor may re-allow the entire sales load, and, as described in Distribution & Shareholder Services Expenses, may provide additional promotional incentives to dealers selling the Fund’s shares. In some instances, the entire reallowance or incentive may be offered only to certain dealers that have sold or may sell significant amounts of the Fund’s shares. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters, according to the definition under the Securities Act of 1933.

Class A Contingent Deferred Sales Charge

There is no initial sales charge on purchases of Class A shares of the Fund aggregating $1 million or more. The Distributor may pay dealers of record “finder’s fee” commissions of up to 1.00% of purchases of Class A shares not previously subject to a front-end sales charge or dealer commission paid by the investor.*

*	Dealers should call the Distributor at 800.747.2008 to discuss the further terms that apply to this commission.

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These finder’s fee commissions will be paid only with respect to purchases (i) aggregating (on a single trade date) $1 million or more by any “person,” which term includes any account having the same mailing address or tax identification number; (ii) accounts with completed letters of intention of $1 million or more; and (iii) certain employer sponsored retirement plans investing through an omnibus account making any single purchase of Class A shares of $1 million or more. Subsequent purchases will need to aggregate $1 million or more to be eligible for this commission (and appropriate documentation will be required to verify additional aggregations).

Finder’s fee commissions also may be paid under certain other circumstances. Your dealer will advise you if any such commissions are paid with respect to your account. If you redeem any shares as to which such a finder’s fee commission was paid within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the “Class A contingent deferred sales charge”) may be deducted from the redemption proceeds. The Class A contingent deferred sales charge will not exceed 1.00% of the lesser of (i) the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased with reinvested dividends or capital gain distributions), or (ii) the original net asset value of the redeemed shares.

If you are investing through a retirement plan, your plan administrator can advise you whether such a finder’s fee commission has been charged against the plan. If so, the plan may be subject to the Class A contingent deferred sales charge if fully redeemed within 18 months of the end of the calendar month of the relevant share purchase.

In determining whether a Class A contingent deferred sales charge is payable when shares are redeemed, shares that are not subject to the sales charge, including those purchased with reinvested dividends and capital gains, will be redeemed first. The remaining shares will be redeemed in the order in which you purchased them.

The Class A contingent deferred sales charge is not charged on Class A exchanges. However, if the shares acquired by exchange are redeemed within 18 calendar months of the end of the calendar month in which

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the exchanged shares were originally purchased, then the Class A contingent deferred sales charges will apply.

The Class A contingent deferred sales charge will be in addition to any applicable redemption fee described in Once You Become a Shareholder—Redemption Fee.

Reducing the Sales Charge

As the table in Public Offering Price of Class A Shares shows, larger investments in Class A shares of the Fund will reduce the sales charge on the investment, resulting in what are frequently called sales charge “breakpoints.” To claim a breakpoint or other reduced sales charge, notify your dealer, the Distributor or DST at the time of purchase that one of the following applies (including, if relevant, the existence of all accounts or balances applicable to the calculation of any breakpoints or other sales charge reductions):

•

Aggregation. The sales charge schedule applies to the total amount invested in Class A shares by any “person,” which, for purposes of calculating sales charges, includes any account having the same mailing address or tax identification number. Therefore, if you purchase shares for several accounts at the same time, you may combine these investments into a single transaction to reduce the applicable sales charge. You may not combine individual accounts with corporate/partnership accounts for purposes of reducing the sales charge.

•

Rights of Accumulation. If you already are a First Eagle Funds shareholder, you may purchase Class A shares at a reduced sales charge by combining the amount being invested with the current net asset value of any share class you already own. If the current net asset value of the qualifying shares already held plus the net asset value of the current purchase exceeds a point in the sales charge schedule at which the charge is reduced, the entire current purchase is eligible for the reduced sales charge. To take advantage of your rights of accumulation, notify your dealer, the Distributor or DST at the time of purchase.

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•

Letter of Intention. You may qualify for a reduced sales charge by completing the Letter of Intention contained in the New Account Application or a form for this purpose, which you may obtain by contacting the Trust at 800.334.2143. This process allows you to combine aggregate purchases of Class A shares of the Fund during a 13-month period, for purposes of calculating the applicable sales charge. Shares you currently own will be credited as purchases toward the completion of the Letter of Intention at their net asset value on the date the letter is executed. No retroactive adjustments will be made. For each investment you make, you must notify your dealer, the Distributor or DST that such a letter is on file along with all account numbers associated with the letter. The letter is not a binding obligation. Nevertheless, 5% of the amount specified in the Letter of Intention will be held in escrow, and if your purchases are less than the amount specified, you must remit to the appropriate Fund an amount equal to the difference between the sales charge paid and the sales charge applicable to the total purchases actually made. If you do not remit the payment within 20 days after written request, the Trust will redeem an appropriate number of escrowed shares to realize the difference. The sales charge applicable to the investment will not be higher than if you had not submitted a Letter of Intention. Either you (subject to these escrow rules) or the Trust may cancel the arrangement at will.

•	Sales at Net Asset Value. Class A shares of the Fund can be sold at net asset value (without a sales charge) to:

•	registered representatives or employees of authorized dealers; or the immediate family members of such persons; or any trust, pension, profit-sharing or other benefit plan for only such persons;

•	banks or trust companies or their affiliates, when the bank, trust company or affiliate is authorized to make investment decisions on behalf of a client;

•	investment advisers and financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;

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•

clients of such investment advisers and financial planners who place trades for their own accounts, if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker, agent, investment adviser or financial institution;

•

institutional (e.g., generally not broker-directed or broker-advised) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.” Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent; and

•

current officers, trustees, directors, and employees of the Trust, the Adviser, ASB Holdings, FEF Distributors, employees of certain firms providing services to the Fund (such as the custodian and the shareholder servicing agent), and to the immediate family members of any such persons or to any trust, pension, profit-sharing or other benefit plan for only such persons.

The Fund also may issue Class A shares at net asset value in connection with the acquisition of or merger or consolidation with another investment company. At the Distributor’s discretion, the sales of Class A shares at net asset value may require written assurance that the purchase is being made for investment purposes and the shares will not be resold except through redemption. If required, you must provide such notice to the Distributor or DST at the time of purchase on a form available from the Trust.

Reinstatement Privilege

You are entitled to a one-time per account privilege to reinvest in Class A shares of any First Eagle Fund the proceeds of a full or partial redemption of shares from the Fund (and the same account) at the then-applicable net asset value per share without payment of a sales charge. To exercise this privilege, you must submit to the Distributor or DST, within 90 calendar days after the redemption, a written request for

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About Your Investment (continued)

reinstatement and a check or bank wire in an amount not exceeding the redemption proceeds.

You also may transfer an investment in the Fund to an IRA or other tax-qualified retirement plan account in the same First Eagle Fund without paying a sales charge. Nevertheless, such a transfer involves redeeming the Fund’s shares and reinvesting the proceeds, which may involve a taxable transaction for income tax purposes.

Please note that reinstatement will not prevent recognition of a gain realized on the redemption, and a loss may be disallowed for tax purposes. The gain or loss resulting from the redemption may be affected by exercising the reinstatement privilege if you held the redeemed shares for 90 days or less, or if you reinvest within 30 days.

Purchasing Level-Load Class C Shares

You may purchase Level-load Class C shares of the Fund through an investment professional at net asset value. You do not have to pay sales charges on Class C shares, but you may have to pay a contingent deferred sales charge equal to 1.00% of the original purchase price or the current market value, whichever is less (the Class C contingent deferred sales charge), on shares you sell or redeem within the first year of purchase.

Class  C shares are also available through 401(k) plans. If you purchase Class C shares in connection with wrap programs and participant directed retirement plans, such as 401(k) plans, you will not be subject to a front-end sales commission or a Class C contingent deferred sales charge.

Class C shares of the Fund carries an annual 0.25% service fee and an annual 0.75% distribution (Rule 12b-1) fee. Because the service and Rule 12b-1 fees are paid from your investment on an ongoing basis, over time these fees ultimately may cost more than paying other types of sales charges. The distribution plans and agreements adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 are described in Distribution and Shareholder Services Expenses.

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In addition to the fees described above, the underwriter normally pays to distributors of Fund shares a separate initial 1.00% fee on the sale of Class C shares. The Class C contingent deferred sales charge is intended to compensate the underwriter for these payments, if investors hold shares for less than one year. Distributors of Class C shares that are not subject to a Class C contingent deferred sales charge will be paid the distribution and service fees on a quarterly basis.

The Class C contingent deferred sales charge is in addition to any applicable redemption fee described under Once You Become a Shareholder—Redemption Fee.

Distribution and Shareholder Services Expenses

The shares of the Fund are offered to investors, in states and countries in which such offer is lawful, either through selected securities dealers or directly by FEF Distributors, the Fund’s principal underwriter. Like the Adviser, FEF Distributors is a subsidiary of ASB Holdings. Class A shares of the Fund are subject to the front-end sales charges described in About Your Investment—Public Offering Price of Class A Shares.

The Fund has adopted distribution plans and agreements pursuant to Rule 12b-1 (the “Plans”) under the Investment Company Act of 1940. Under the Plans, the Fund pays FEF Distributors the following annual distribution-related and service fees:

•	Class A shares: 0.25% of the share class’s average daily net assets.

•	Class C shares: 1.00% of the share class’s average daily net assets (distribution and service fees).

FEF Distributors is paid these distribution-related and service fees on a monthly basis. FEF Distributors is obligated to use these collected fees to pay qualifying dealers for their assistance in distributing the Fund’s shares, shareholder services and other expenses, such as advertising costs and the printing and distribution of prospectuses to prospective investors. However, FEF Distributors will not pay dealers 12b-1, distribution-related and service fees for any quarter in which a dealer has less than $50,000 in First Eagle Fund accounts. FEF Distributors or its affiliates bear distribution expenses to the extent they are not covered

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by payments under the Plans. Any distribution expenses incurred by FEF Distributors or its affiliates in the Fund’s fiscal year that are not reimbursed from payments accrued during that fiscal year will not be carried over for payment in any subsequent year. Class I shares of the Fund does not participate in the Plans and is not charged with any portion of the payments made under the Plans. Because the fees are paid from Fund assets on an ongoing basis, over time these fees will increase the cost of your investment in the Fund and ultimately may cost more than paying other types of sales charges.

Certain broker dealers or other third-parties hold their accounts in “street name” and perform the services normally handled by DST Systems Inc. (“DST”), the Fund’s transfer agent. These services may include client statements, tax reporting, order-processing and client relations. As a result, these third parties may charge the Fund for these services. Sub-transfer agency fees paid by the Fund are, in aggregate, no more than what the Fund’s per account charge (as calculated by the Advisor) would have been had DST performed similar services. Arrangements may involve a per-account fee, an asset-based fee, a sales-based fee or, in some cases, a combination of the three. These fees, which comprise a substantial portion of the Fund’s ongoing expenses, are directly attributable to shareholder services performed by the relevant party. (While the Adviser and the Distributor consider these to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Fund that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates.)

Revenue Sharing

The Distributor, Adviser or an affiliate may make cash payments from their own resources to broker dealers or financial intermediaries for various reasons. These payments, often referred to as “revenue sharing,” may support the delivery of services to the Fund or shareholders in the Fund, including transaction processing and sub-accounting services.

These payments also may serve as an incentive to sell Fund shares and/or to promote shareholder retention. As such, the payments may go

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to firms providing various marketing support or other promotional services relating to the Fund, including advertising and sales meetings, as well as inclusion of the Fund in various promotional and sales programs. Marketing support services also may include business planning assistance, broker dealer education about the Fund and shareholder financial planning assistance.

Revenue sharing payments may include any portion of the sub-transfer agency fees (described in the preceding section) that exceed the costs of similar services provided by the Fund’s transfer agent. They also may include any other payment requirement of a broker dealer or another third-party intermediary, including certain agreed upon “finder’s fees” as described in greater detail under Public Offering Price of Class A Shares—Class A Contingent Deferred Sales Charge. The Distributor, Adviser or an affiliate pay all such payments out of its (or their) own resources. Such payments are in addition to any Rule 12b-1 payments described elsewhere in this Prospectus. Revenue sharing payments may be structured as: (i) a percentage of sales; (ii) a percentage of net assets; (iii) a fixed dollar amount; or (iv) some combination of any of these. In many cases, revenue sharing arrangements may be viewed as encouraging sales activity or retention of assets in the Fund. Generally, any revenue sharing or similar payments are requested by the party receiving them, often as a condition of distribution, but they are subject to negotiation as to their structure and scope.

The Distributor, Adviser or an affiliate also may pay from their own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers for attending diligence or informational meetings with the Fund’s investment professionals. The Distributor, Adviser or an affiliate also may pay for costs of organizing and holding such meetings and also may make payments to or on behalf of brokers for other types of events, including pre-approved conferences, seminars or sales or training programs (and payments for travel, lodging, etc.), and may provide small gifts and/or entertainment as permitted by applicable rules.

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Please be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to more positively consider the Fund relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly. The Fund’s Statement of Additional Information includes a listing of certain parties receiving revenue sharing payments in respect of the Fund.

Bookshare Account Plan

To facilitate the handling of shareholder transactions, the Fund uses a bookshare account plan for shareholder accounts. DST, as the Fund’s transfer agent, automatically opens and maintains an account for each shareholder of the Fund directly registered with the Fund. All your interests in shares, full and fractional (rounded to three decimal places), are reflected in your book account. After any purchase, DST mails you a confirmation indicating the amount of full and fractional shares purchased, the price per share and a statement of your account. DST will not issue stock certificates for the shares of the Fund.

Electronic Delivery

We can deliver your account statements and fund financial reports electronically. If you are a registered user of FirstEagleFunds.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under “eDelivery.” (Should you later wish to receive these documents by mail you can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.)

Where To Send Your Application

You may purchase Fund shares through the Distributor by mailing a check made payable to First Eagle Funds along with the completed New Account Application to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324. You also may purchase shares through the Distributor

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by ACH transfer or by bank wire. Please call 800.334.2143 to establish and administer the ACH purchase option, and please call prior to wiring any funds.

You may purchase the Fund’s shares through selected securities dealers with whom the Distributor has sales agreements. You may obtain additional New Account Applications from these authorized dealers. For a list of authorized dealers, please call the Distributor at 800.747.2008. Authorized dealers and financial services firms may charge you a transaction fee in addition to any applicable sales loads. Authorized dealers and financial services firms are responsible for promptly transmitting purchase orders to the Distributor.

Minimum Account Size

Due to the high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account if, as the result of a withdrawal, the value of that account drops below $2,500. This does not apply to accounts participating in the Automatic Investment Program or to retirement accounts. The Trust also reserves the right to redeem shares in the Class I account of the Fund, if the value of that Class I account drops below $100,000. You will have at least 30 days to make an additional investment to bring the account value to the stated minimum before the redemption is processed.

Automatic Investment Program

You may make semimonthly, monthly or quarterly investments of $100 (or more) in shares of the Fund automatically from a checking or savings account on or about the fifth and/or 20th of the month. Upon written authorization, DST will debit your designated bank account as indicated and use the proceeds to purchase Fund shares. Because your bank must provide approval for the transfer process, establishing an Automatic Investment Program may take at least 30 days. You must indicate your desire to establish an Automatic Investment Program on the New Account Application or Special Options Form. You also must include a check (minimum of $100, if a new account is being established), a savings account deposit slip or savings account

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About Your Investment (continued)

statement. Shares purchased through Automatic Investment Program payments are subject to the redemption restrictions for recent purchases described in Once You Become a Shareholder—Redemption of Shares. The Trust may amend or cease to offer the Automatic Investment Program at any time.

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Once You Become a Shareholder

After you have opened an account with us, you can exchange or sell your shares to meet your changing investment goals or other needs.

Exchanging Your Shares

You may exchange some or all of your shares of the Fund for shares of another Fund within First Eagle Funds, subject to limitations described elsewhere in this Prospectus and in the following paragraphs in respect of the Fund or share classes closed to new investors. You may exchange:

•	Class A shares of the Fund for Class A shares of the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund or Fund of America;

•	Class C shares of the Fund for Class C shares of the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund or Fund of America; and

•

Class I shares of the Fund for Class I shares of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund or for Class Y shares of the Fund of America (if you are eligible) or Class A shares (if you are not eligible to invest in Class Y shares).

Shares will be exchanged at their net asset value, computed as of the close of trading on the NYSE (normally 4 p.m. Eastern time). Share exchange orders received after the close of trading on a particular day will be exchanged at the next day’s close of trading net asset value. There is no charge for the exchange privilege. In addition, because you may be subject to different fees (includes fees charged on redemption of your shares), expenses and investment risks when you make an exchange, you should carefully review the description of the Fund into which you plan to exchange. Also, exchanges may constitute a taxable event for U.S. federal income tax purposes. For additional information concerning exchanges or to initiate exchanges, contact the Trust at 800.334.2143.

Exchanges may be limited in the case of shares to be exchanged for those of a Fund or share class closed to new investors. In addition, the Fund depends on cooperation from intermediaries in reviewing certain accounts (such as those of retirement plan sponsors, wrap program sponsors and certain omnibus position holders) for short-term trading practices, which limits the Fund’s ability to monitor the frequency of

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Once You Become a Shareholder (continued)

exchanges by those investing through such accounts (see the Short-Term Trading Policies section).

Automatic Exchange Program

If you wish to automatically exchange shares of one Fund for shares of another on a monthly basis, you can do so via the Automatic Exchange Program. The minimum exchange amount is $100. If the balance in the account you are exchanging from falls below the designated automatic exchange amount, all remaining shares will be exchanged, and the program will be discontinued. All conditions with respect to exchange transactions apply, as discussed in Exchanging Your Shares.

Conversion

You may convert Class A shares of the Fund having an aggregate value of $1 million or more into Class I shares of the same fund. Class A shares of the Fund held through certain “wrap fee” programs and 401(k) plans also may be eligible to be converted to Class I shares. Under limited circumstances, certain conversions of Class C shares also may be available. All conversions will take place at net asset value and shall not result in the realization of income or gain for federal income tax purposes. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the First Eagle Funds at 800.334.2143. More information concerning conversions is also available in the Statement of Additional Information, which is available upon request (see back cover).

Dividend Direction Plan

You may elect to have income dividends and capital gains distributions reinvested, without sales charges, into any share class of the Fund in which you have an existing account and maintain a minimum account balance. All reinvested dividends and distributions remain taxable for U.S. federal income tax purposes as though received in cash. For further information about dividend reinvestment, contact DST by telephone at 800.334.2143.

FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 201139

Once You Become a Shareholder

Redemption of Shares

You have the right to redeem all or any part of your Fund shares for cash at their net asset value next computed after proper receipt of the redemption request. You may redeem via telephone through your authorized dealer or FEF Distributors. Shares held in the dealer’s “street name” must be redeemed through the dealer, as described in the following paragraph.

Redemptions through Dealers

If you have an account with an authorized dealer you may submit a redemption request to that dealer. Authorized dealers are responsible for promptly transmitting your redemption requests to the Distributor. Dealers may impose a charge for handling redemption transactions, and they may have particular requirements concerning redemptions. Accordingly, shareholders should contact their authorized dealers for more information.

Redemptions through FEF Distributors

You may redeem your Fund shares through FEF Distributors by transmitting written redemption instructions to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324. Redemption requests must meet all the following requirements to be considered in the proper form:

•	Written and signed instructions must be received from the registered owner(s).

•

A letter or a stock power signed by the registered owner(s) must include a signature guarantee by an acceptable guarantor. A guarantee is required for redemptions greater than $100,000 to be paid by check or when you want the redemption proceeds sent to an address other than the address of record, to a person other than the registered shareholder(s) for the account or to a bank account number other than the one previously designated. A signature guarantee is not required for any amount redeemed by ACH transfer or bank wire, as long as you previously designated a bank.

40FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 2011

Once You Become a Shareholder (continued)

•	In the case of shares held in the name of a corporation, trust, fiduciary or partnership, DST must receive evidence of authority to sign and a stock power with signature(s) guaranteed.

Redemption Proceeds

Payment of the redemption price will generally be made within three business days after receipt of the redemption request in proper form. The Trust will not mail redemption proceeds for any shares until checks or ACH transfers received in payment for those shares have cleared, which may take up to 15 days. The Trust normally pays redemption proceeds in the form of a check. If you wish to avoid any such delays, you should purchase your shares via bank wire. You also may have your proceeds sent to your bank account by ACH transfer or bank wire, as long as you identified your bank on the New Account Application or Special Options Form. Proceeds sent by ACH transfer generally will be credited to your account on the second business day after the redemption. Proceeds sent by bank wire should be credited on the business day following the redemption, but there is a wire fee that will be deducted from such proceeds. Ask your financial professional for more information.

Redemptions in Kind

The Fund normally pays redemption proceeds in cash up to $250,000 or 1% of the Fund’s total value, whichever is less. The Trust reserves the right to make higher redemption payments in the form of marketable securities or, as needed, other traded assets, which is known as a “redemption in kind.” You must pay any applicable commissions or other fees when selling these assets.

Short-Term Trading Policies

The Fund is not a vehicle for frequent traders. Frequent trading (including exchanging) of Fund shares, also known as “market timing,” may increase Fund transaction and administration costs and otherwise negatively affect the Fund’s investment program, possibly diluting the Fund’s value to its longer-term investors. For example, short-term investments moving in and out of the Fund may (i) prompt otherwise

FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 201141

Once You Become a Shareholder

unnecessary purchases and sales of portfolio securities, thus increasing brokerage costs; (ii) affect the level of cash held by the Fund over time; (iii) affect taxable gains and losses realized by the Fund; or (iv) distract a portfolio manager from the Fund’s longer-term investment strategy.

The Fund may be particularly susceptible to these risks due to its significant investments in foreign securities or due to the nature of its portfolio holdings. Foreign securities and any relatively illiquid or volatile securities are considered those most likely to be subject to inappropriate short-term trading strategies.

The redemption fee policies described below are one means applied by the Fund to deter undesirable short-term trading. Pursuant to procedures approved by the Board of Trustees, the Fund also routinely reviews shareholder trades to seek to identify and deter inappropriate trading. Specifically, the Fund seeks to identify the types of transactions that may be harmful, either on an individual basis or as part of a pattern. In certain circumstances, and on occasion even involving a trade or exchange for which no redemption fee is assessed, the Fund may deem a single trade or exchange inappropriate and subject to these procedures. When the Fund identifies inappropriate trading activities, the Fund will suspend trading and exchange privileges or close the relevant account. At the discretion of the Fund, such a suspension or account closure may be temporary or permanent and may or may not be subject to appeal.

The Fund also may deem investors potential short-term traders (and subject to trading suspensions or account closures without advance notice) based on information unrelated to the specific trades in the investors’ accounts. For example, the Fund may obtain information linking an account to an account previously suspended or closed for inappropriate trading. In addition, a reliable third party may report short-term trading concerns regarding a particular account to the Fund.

The Fund cannot guarantee to identify or prevent every instance of inappropriate trading. Nonetheless, the Fund’s guiding principle is trading deemed not in the interests of longer-term Fund shareholders will be actively deterred and, when possible, prevented.

42FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 2011

Once You Become a Shareholder (continued)

In most cases the Fund depends on cooperation from intermediaries in reviewing certain accounts, thereby limiting the Fund’s ability to monitor and discourage inappropriate trading. Although the Fund is committed to seeking the cooperation of intermediaries, the Fund often does not have immediate access to individual account-level activity for those investing through an intermediary (and generally must request information about this account activity rather than receiving it automatically). In addition, not all intermediaries maintain the types of sophisticated transaction tracking systems that permit them to apply the types of reviews applied by the Fund. The Fund does not have any arrangements intended to permit trading in contravention of the policies described in this section. The Fund may modify the short-term trading policies at any time.

Redemption Fee

If you sell shares of the Fund within 60 days of purchasing them, you will be subject to a 2% redemption fee on the gross redemption proceeds. The fee is determined using the “first-in-first-out,” or FIFO, calculation methodology, comparing the date of redemption with the earliest purchase date of shares. The Fund may collect the redemption fees by deducting them from the redemption proceeds or, if assessed after a completed redemption transaction (and upon notice to the account holder), by deducting them from any remaining account balance or by directly billing for them. A redemption fee is not charged upon an exchange of shares of the Fund for shares of another First Eagle Fund, but shares that have been so exchanged will be subject to the fee if sold within 60 days of the exchange date.

The Fund may waive or reverse the redemption fee for qualified retirement plans, systematic redemption programs, wrap programs and certain accounts investing through omnibus positions. At the same time, the Fund reserves the right to impose redemption fees on such shares. The Fund generally will be dependent on the relevant “intermediary” (for example, the wrap program sponsor or omnibus account holder) in monitoring trading frequency and therefore in applying redemption fees to these shareholders. The ability of the Fund to assess a redemption fee

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Once You Become a Shareholder

on the underlying shareholders of such an account, or otherwise monitor and discourage inappropriate short-term trading, may be further limited by systems limitations applicable to these types of accounts.

Redemption fees are intended to defray transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fees do not represent a deferred sales charge nor a commission paid to the Distributor. Any fees collected will be retained by the Fund (and share class) for the benefit of the remaining shareholders.

The Fund may reverse or waive the redemption fee upon application to the Fund. Historically, and in limited circumstances, such exceptions have been granted in the event of transactions documented as inadvertent or prompted by bona-fide emergencies. The Fund may modify redemption fee policies at any time.

Telephone Privileges

Unless you make contrary instructions on the New Account Application or Special Options Form, you will be entitled to make telephone redemptions, exchanges, conversions and account maintenance requests if you have a preauthorized form on file with the transfer agent. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that the Trust or its agents believe are genuine. The Trust will employ reasonable procedures to confirm the instructions are genuine. Such procedures may include (i) written confirmation of telephone transactions; (ii) tape recording telephone conversations; or (iii) requiring specific personal information prior to acting upon telephone instructions.

Any owner(s), trustee(s) or other fiduciary entity named in the account registration, investment professional of record and/or other parties who can provide specific personal information will be allowed to initiate telephone transactions. Personal information may include a combination of the following items: (i) the Fund and account number, (ii) the account registration, (iii) the Social Security or tax identification number on the account, (iv) the address of record, (v) designated bank

44FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 2011

Once You Become a Shareholder (continued)

account information and (vi) any other information deemed appropriate to allow access to the account.

Telephone redemption requests received by the Trust or its agents (including authorized dealers, retirement plan administrators or other intermediaries) prior to the close of business on the NYSE on any business day will be processed that day. Such requests received after the close of business on the NYSE will be effective the following business day. Shareholders may not make redemption requests by telephone if the proceeds will be wired to a bank account number or mailed to an address other than the one previously designated by the shareholder. There is a $100,000 maximum for telephone redemptions by check. Certain retirement accounts are not eligible for all the telephone privileges referenced above. Please call 800.334.2143 for more information on telephone privileges.

Systematic Withdrawal Plan

If you own Fund shares with a current net asset value of $10,000 or more, you may use those shares to establish a Systematic Withdrawal Plan that executes withdrawals monthly or quarterly. A check in a stated amount of at least $50 will be mailed to you on or about the third, 15th, or 25th day of the month. You may not take dividends and distributions on shares invested through a Systematic Withdrawal Plan in cash; instead, you must reinvest them, which will occur at net asset value. The Fund’s shares will be redeemed as necessary to meet withdrawal payments. Withdrawals in excess of dividends and distributions will reduce and may deplete the invested principal, which may result in a gain or loss for tax purposes. It may be inefficient to purchase additional shares while concurrently withdrawing shares, due to the sales charges incurred on purchases. Accordingly, you may not maintain a Systematic Withdrawal Plan while simultaneously making regular purchases. If you establish a new account by check within 15 days of an expected withdrawal date, the Fund will not begin withdrawals until the following month, due to the Fund’s 15-day hold on check purchases. The Fund may amend or cease to offer the Systematic Withdrawal Plan at any time.

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Retirement Plans

The Trust offers a variety of plans that allow investors to save for retirement and defer taxes on any investment income. These offerings include IRAs, Roth IRAs, SEPs, and SIMPLE IRAs. All investors may not realize the tax benefits of these plans. Therefore, you should consult your tax adviser regarding your eligibility.

Retirement plans may purchase Class I shares of the Fund, provided they meet the minimum initial investment amount of $1 million in an omnibus or pooled account within the Fund and will not require the Fund to pay any type of administrative fee or payment per participant account to any third party. Retirement plans requiring the payment of such fees may purchase Class A shares of the Fund without an initial sales charge. If a “finder’s fee” was paid, such a plan may be subject to a Class A contingent deferred sales charge on these investments. See About Your Investment—Public Offering Price of Class A Shares—Class A Contingent Deferred Sales Charge.

46FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 2011

Information on Dividends, Distributions and Taxes

It is the Fund’s policy to make periodic distributions of net investment income and net realized capital gains, if any. Unless you elect otherwise, your ordinary income dividends and capital gain distributions will be reinvested in additional shares of the same share class of the Fund at net asset value calculated as of the payment date. The Fund pays ordinary income dividends and capital gains distributions on a per-share basis. As a result, on the ex-dividend date of such a payment, the net asset value of the Fund will be reduced by the amount of the payment.

The Fund intends to qualify and has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify, the Fund must meet certain income, diversification and distribution requirements. As a regulated investment company, the Fund generally will not be subject to federal income or excise taxes on ordinary income and capital gains distributed to shareholders within applicable time limits, although foreign-source income received by the Fund may be subject to foreign withholding taxes.

In general, you will be taxed on the ordinary income dividends and capital gains distributions you receive from the Fund, whether you take them as additional shares or in cash. Capital gains distributions may be taxed at different rates, depending on the types of appreciated assets and the length of time the Fund holds the appreciated assets. For example, while capital gain distributions with respect to gain on the sale of appreciated assets held by the Fund for more than one year generally will be taxed to individual shareholders at a rate of 15% for taxable years beginning on or before December 31, 2012, capital gain distributions with respect to the sale of collectibles (such as gold bullion) held by the Fund for more than one year will be taxed to individual shareholders at a rate of 28%. For taxable years beginning on or before December 31, 2012, certain ordinary income dividends paid by the Fund to non-corporate shareholders (including individuals) may be eligible for preferential tax treatment at the rate applied to long-term capital gains. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or

FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 201147

Information on Dividends, Distributions and Taxes

December with a record date in such a month and paid by the Fund during January of the following calendar year.

Tax issues can be complicated. Exchanges of Fund shares are treated as sales and purchases and are subject to taxes. Please consult your tax adviser about federal, state, or local tax consequences or with any other tax questions you may have.

By February 15 of each year, we will send you a statement showing the tax status of your dividends and distributions for the prior year. There may be tax consequences for shareholders who are nonresident aliens or foreign entities. Please see the Statement of Additional Information for more information.

48FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 2011

Privacy Notice for Individual Shareholders

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 201149

Privacy Notice for Individual Shareholders

Personal Information that We Collect and May Disclose

As part of providing you with the Trust’s products and services, we may obtain nonpublic personal information about you from the following sources:

•	Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

•	Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

•	Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose
Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., First Eagle Investment Management, LLC, and FEF Distributors, LLC.

You May Limit Marketing Solicitations By Choosing To Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

50FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 2011

Privacy Notice for Individual Shareholders (continued)

When We May Disclose Your Personal Information to
Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•	At your request;

•

When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust’s distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•

With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•	When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about
Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 201151

How to Reach First Eagle Arbitrage Opportunity Fund

You can send all requests for information or transactions to:

Regular Mail:

First Eagle Funds
P.O. Box 219324
Kansas City, MO 64121-9324

or

Overnight Mail:

First Eagle Funds
c/o DST Systems, Inc.
330 West 9th Street
Kansas City, MO 64105-1807

You can contact us by telephone at 800.334.2143.

Please visit us online at www.firsteaglefunds.com

52FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 2011

Useful Shareholder Information

How to Obtain Our Shareholder Reports

We will send you copies of our annual and semi-annual reports on a regular basis, once you become a shareholder. The annual reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. They also contain audited financial statements by the First Eagle Funds’ independent accountants.

How to Obtain Our Statement of Additional Information

The Statement of Additional Information (SAI), which is referenced in this Prospectus, is available to you without charge. To obtain a copy, please contact us via mail or phone, or visit our website (www.firsteaglefunds.com). In addition, you may visit the Securities and Exchange Commission’s (SEC’s) website (www.sec.gov) to view the SAI and other information. Also, you can obtain copies of the SAI by sending your request and fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by e-mail to publicinfo@sec.gov. You also may review and copy information about the Funds, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at 202.551.8090.

Distributor

FEF Distributors, LLC
1345 Avenue of the Americas
New York, NY 10105

Investment Adviser

First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105

FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 201153

Financial Highlights

This Prospectus will include financial highlights for Arbitrage Opportunity Fund after its first year of operations.

54FIRST EAGLE ARBITRAGE OPPORTUNITY FUND | PROSPECTUS | [ • ], 2011

Useful Shareholder Information

How to Obtain Our Shareholder Reports

We will send you copies of our annual and semi-annual reports on a regular basis, once you become a shareholder. The annual reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. They also contain audited financial statements by the First Eagle Funds’ independent accountants.

How to Obtain Our Statement of Additional Information

The Statement of Additional Information (SAI), which is referenced in this Prospectus, is available to you without charge. To obtain a copy, please contact us via mail or phone, or visit our website (www.firsteaglefunds.com). In addition, you may visit the Securities and Exchange Commission’s (SEC’s) website (www.sec.gov) to view the SAI and other information. Also, you can obtain copies of the SAI by sending your request and fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102, or by e-mail to publicinfo@sec.gov. You also may review and copy information about the Fund, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at 202.551.8090.

Distributor

FEF Distributors, LLC 1345 Avenue of the Americas New York, NY 10105

Investment Adviser

First Eagle Investment Management, LLC 1345 Avenue of the Americas New York, NY 10105

How to Reach First Eagle Funds

Send all requests for information or transactions to: First Eagle Funds P.O. Box 219324 Kansas City, MO 64121-9324 You may contact us by telephone at 800.334.2143

Investment Company Act File Number: 811-07762

1345 Avenue of the Americas | New York, NY | 10105-4300 800.334.2143 | firsteaglefunds.com

STATEMENT OF ADDITIONAL INFORMATION

First Eagle Global Fund
First Eagle Overseas Fund
First Eagle U.S. Value Fund
First Eagle Gold Fund
First Eagle Fund of America
First Eagle Arbitrage Opportunity Fund

[ • ], 2011

1345 Avenue of the Americas
New York, NY 10105
(212) 698-3000

First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, NY 10105
Investment Adviser

FEF Distributors, LLC
1345 Avenue of the Americas
New York, NY 10105
Distributor

This Statement of Additional Information provides information about First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Fund of America and First Eagle Arbitrage Opportunity Fund, six separate portfolios of First Eagle Funds (the “Trust”), an open-end management investment company, which information is in addition to that contained in the Prospectus of the Trust dated [ • ], 2011. This Statement of Additional Information is not a prospectus. It relates to and should be read in conjunction with the Prospectus of the Trust, copies of which can be obtained by calling the Trust at (800) 334-2143 or on the Trust’s website at www.firsteaglefunds.com.

Certain disclosures, including the Funds’ financial statements and the notes thereto, have been incorporated by reference into this Statement of Additional Information from the Trust’s annual reports. For a free copy of the annual reports, please call the Trust at (800) 334-2143 or visit the Trust’s website at www.firsteaglefunds.com.

ORGANIZATION OF THE FUNDS

First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Fund of America and First Eagle Arbitrage Opportunity Fund (each individually referred to as a “Fund,” collectively, the “Funds” or, alternatively, the “Global Fund,” the “Overseas Fund,” the “U.S. Value Fund,” the “Gold Fund,” the “Fund of America” and the “Arbitrage Opportunity Fund”, respectively) are six separate portfolios of First Eagle Funds (the “Trust”). The Trust is a Delaware statutory trust but is a successor business to a Maryland corporation organized in that state in 1993. Each Fund is a separate, diversified portfolio of assets (other than the Gold Fund, the Fund of America and the Arbitrage Opportunity Fund, each of which is a non-diversified portfolio of assets) and has a different investment objective which it pursues through separate investment policies, as described below. The Arbitrage Opportunity Fund commenced operations in its present form on [•], 2011. Prior to that, it operated as an unregistered investment fund, managed by the Adviser since its inception in 1989 (the “Predecessor Fund”). The Trust’s investment adviser is First Eagle Investment Management, LLC (“FEIM” or the “Adviser”), a registered investment adviser. The Trust’s principal underwriter is FEF Distributors, LLC (“FEF Distributors” or the “Distributor”), a registered broker-dealer located in New York. FEIM is a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc., a privately owned holding company organized under the laws of Delaware. Previously, the Adviser operated under the name “Arnhold and S. Bleichroeder Advisers, LLC” and the Distributor operated under the names “ASB Securities LLC” and “First Eagle Funds Distributors.”

Pursuant to the laws of Delaware, the Trust’s state of formation, the Board of Trustees of the Trust has adopted By-Laws of the Trust that do not require annual meetings of the Funds’ shareholders. The absence of a requirement that the Trust hold annual meetings of the Funds’ shareholders reduces its expenses. Meetings of shareholders will continue to be held when required by the Investment Company Act of 1940, as amended (the “Investment Company Act”), or Delaware law, or when called by the Chairman of the Board of Trustees, the President or shareholders owning 10% of a Fund’s outstanding shares. The cost of any such notice and meeting will be borne by the Funds.

Under the provisions of the Investment Company Act, a vacancy on the Board of Trustees of the Trust may be filled between meetings of the shareholders of the Trust by vote of the Trustees then in office if, immediately after filling such vacancy, at least two-thirds of the Trustees then holding office have been elected to the office of Trustee by the shareholders of the Funds. In the event that at any time less than a majority of the Trustees of the Trust holding office at that time were elected by the shareholders of the Funds, the Board of Trustees or the Chairman of the Board shall, within sixty days, cause a meeting of shareholders to be held for the purpose of electing trustees to fill any vacancies in the Board of Trustees.

The staff of the Securities and Exchange Commission (“SEC”) has advised the Funds that it interprets Section 16(c) of the Investment Company Act, which provides a means for dissident shareholders of common-law trusts to communicate with other shareholders of such trusts and to vote upon the removal of trustees upon the request in writing by the record holders of not less than 10% of the outstanding shares of the trust, to apply to investment companies, such as the Trust, that are incorporated under Delaware law.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives of the Funds

Global Fund. The Global Fund’s investment objective is to provide long-term growth of capital through investments in a range of asset classes from markets in the United States and throughout the world. In seeking to achieve this objective, the Fund will normally invest in common stocks (and in securities convertible into common stocks) of U.S. and foreign companies. However, the Fund reserves the right to invest a portion of its assets in short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals, and fixed-income securities of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital. Under normal circumstances, the Global Fund anticipates it will allocate a substantial amount of its total assets to foreign investments. That generally means that approximately 40% or more of the Global Fund’s total assets will be allocated to foreign investments (unless market conditions are not deemed favorable by the Global Fund, in which case the Global Fund expects to invest at least 30% of its total assets in foreign investments).

Overseas Fund. The Overseas Fund seeks long-term growth of capital through investments primarily in equities issued by non-U.S. corporations. In seeking to achieve this objective, the Overseas Fund invests primarily in companies traded in mature markets and may invest in emerging markets, fixed-income securities, short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals. Under normal market conditions, the Overseas Fund invests at least 80% of its total assets, taken at market value, in foreign securities.

U.S. Value Fund. The U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities. The U.S. Value Fund may invest in fixed-income securities, short-term debt instruments, gold and other precious metals, and futures contracts related to precious metals.

Gold Fund. The Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. Gold-related investments historically have provided protection against loss of purchasing power during periods of extensive price inflation and/or following periods of extensive credit expansion. Under normal circumstances, at least 80% of the value of the Fund’s total assets will be invested in precious metals and/or securities (which may include both equity and, to a limited extent, debt securities) directly related to precious metals or of issuers engaged in gold or other precious metal operations, including securities of gold mining finance companies as well as operating companies with long, medium or short-life mines.

Fund of America. The Fund of America seeks capital appreciation by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally at least 80% of Fund of America’s assets will be invested in domestic equity and debt securities.

Arbitrage Opportunity Fund. The Arbitrage Opportunity Fund seeks to achieve capital appreciation.

When deemed appropriate by a Fund’s investment adviser for short-term investment or defensive purposes, a Fund may hold up to 100% of its assets in short-term debt instruments including U.S. government obligations, commercial paper and certificates of deposits. Investors should refer to each Fund’s Prospectus for further discussion of the Fund’s investment objective and policies. There can be no assurance that a Fund’s stated objective will be realized.

Policies and Techniques Applicable to All Funds

The investment objective of each Fund describes its principal investment strategies. Except as otherwise described below, each of the investment techniques below is considered to be a non-principal technique for each Fund.

Investment Policies, Techniques and Risks of the Funds

Foreign Securities. Each Fund may (and the Global Fund and the Overseas Fund will) invest in foreign securities, which may entail a greater degree of risk (including risks relating to exchange rate fluctuations, tax provisions, or expropriation of assets) than does investment in securities of domestic issuers. Investing in foreign securities is a principal investment strategy of the Global Fund and the Overseas Fund. The Funds may invest in securities of foreign issuers directly or in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers. Positions in these securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are global offerings where two securities are issued simultaneously in two markets, usually publicly in non-U.S. markets and privately in the U.S. market. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets, and GDRs are designed for use in the U.S. and European securities markets. Each of the Funds may invest in both “sponsored” and “unsponsored” ADRs. In a sponsored ADR, the issuer typically pays some or all of the expenses of the depository and agrees to provide its regular shareholder communications to ADR holders. An unsponsored ADR is created independently of the issuer of the underlying security. The ADR holders generally pay the expenses of the depository and do not have an undertaking from the issuer of the underlying security to furnish shareholder communications. Issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the ADRs. Each Fund (other than Fund of America) does not expect to invest more than 5% of its total assets in unsponsored ADRs.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, the investment performance of a Fund is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See also the discussion under “Currency Exchange Transactions.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts (or other foreign cash management positions) involve certain risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in the rates of exchange between the U.S. dollar and foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; different accounting, auditing and financial reporting standards; different settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

Although the Funds seek to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

The cost of investing in foreign securities is higher than the cost of investing in U.S. securities and the expenses of Funds that invest in foreign securities, including advisory and custody fees, are higher than the expenses of many mutual funds that invest in domestic equities.

Restricted and Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. A security may be “illiquid” for various reasons, including that it may be subject to legal or contractual restrictions on resale (“restricted securities”). Illiquid securities may be priced at fair value as determined in good faith by the Board of Trustees. Restricted securities that are not illiquid (as determined under the analysis in the next paragraph) will not be subject to the 15% limit. Generally, restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Notwithstanding the above, a Fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the 1933 Act. That rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees of the Trust, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund’s restriction on investing in illiquid securities. A determination as to whether a

Rule 144A security is liquid or not is a factual issue requiring an evaluation of a number of factors. In making this determination, the Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider (1) the frequency of trades and quotes, (2) the number of dealers and potential purchasers, (3) the dealer undertakings to make a market, and (4) the nature of the security and of market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities would be monitored and if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than the maximum percentage of its assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Because the liquidity or illiquidity of a security depends on various factors, other types of restricted securities also may be determined to be liquid under largely the same type of analysis and process as is applied in respect of Rule 144A.

Private Investment Funds. Each Fund may invest to a limited extent in private investment funds. Such funds are not registered under the Investment Company Act and are therefore not subject to the extensive regulatory requirements it imposes. Private investment funds typically do not disclose the contents of their portfolios, which may make it difficult for the Funds to independently verify the value of an investment in a private investment fund. In addition, a Fund may not be able to withdraw an investment in a private investment fund except at certain designated times, presenting the risk that a Fund would not be able to withdraw from a private investment fund as soon as desired, especially during periods of volatility in markets in which such a private investment fund invests. Investments in private investment funds may be subject to each Fund’s limitations on investments in “illiquid securities,” as described immediately above.

Investment in Other Investment Companies. Each of the Funds may invest in other registered investment companies, either U.S. or foreign. For example, certain markets are closed in whole or in part to equity investments by foreigners and may be available for investment solely or primarily through such an investment company. Each of these Funds generally may invest up to 10% of its total assets in shares of other investment companies and up to 5% of its total assets in any one investment company (in each case measured at the time of investment), as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. These restrictions do not apply to certain investment companies known as private investment companies and “qualified purchaser” investment companies (described above under “Private Investment Funds”), nor do these restrictions apply to affiliated fund of funds arrangements or to investments in money market funds.

Investment in another investment company may involve the payment of a premium above the value of the issuer’s portfolio securities, and is subject to market availability. In the case of a purchase of shares of such a company in a public offering, the purchase price may include an underwriting spread. These Funds do not intend to invest in such an investment company unless, in the judgment of the Funds’ investment adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, each of these Funds would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, each of these Funds would continue to pay its own advisory fees and other expenses.

Exchange Traded Funds (“ETFs”). Each of the Funds may invest in ETFs, which are investment companies or special purpose trusts whose primary objective is to achieve the same rate of return as a particular market index or commodity while trading throughout the day on an exchange. Most ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”). A creation unit represents a bundle of securities (or other assets) that replicates, or is a representative sample of, the ETF’s holdings and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying holdings. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions.

ETF shares are subject to the same risks as investment companies, as described above. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF shares would be unable to sell them until trading is resumed. In addition, because ETFs often invest in a portfolio of common stocks and “track” a designated index, an overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index. ETFs tracking the return of a particular commodity (e.g., gold or oil) are of course exposed to the volatility and other financial risks relating to commodities investments.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated. Should termination occur, the ETF could have to liquidate its portfolio when the prices for those assets are falling. In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

Bank Obligations. Each Fund may invest in bank obligations, which may include bank certificates of deposit, time deposits or bankers’ acceptances. Certificates of deposit and time deposits are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.

Lower-Rated Debt Securities. Each of the Funds may invest in debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor’s Corporation (“S&P”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), commonly called “junk bonds”) and securities that are not rated. There are no restrictions as to the ratings of debt securities acquired by a Fund or the portion of a Fund’s assets that may be invested in debt securities in a particular rating category, except that each of the Overseas Fund and the Gold Fund will not invest more than 20% of its assets in securities rated below investment grade or unrated securities considered by the investment adviser to be of comparable credit quality.

Securities rated BBB by S&P or Baa by Moody’s (the lowest investment grade ratings) are considered to be of medium grade and to have speculative characteristics. Debt securities rated below investment grade are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Although lower-rated debt and comparable unrated debt securities may offer higher yields than do higher-rated securities, they generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which lower-rated and unrated debt securities are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. See “Computation of Net Asset Value.” Analyses of the creditworthiness of issuers of lower-rated debt securities may be more complex than for issuers of higher-rated securities, and the ability of the Fund to achieve its investment objective may, to the extent of investment in lower-rated debt securities, be more dependent upon such creditworthiness analyses than would be the case if the Fund were investing in higher-rated securities.

Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of lower-rated debt securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in lower-rated debt securities’ prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of lower-rated debt securities defaults, a Fund may incur additional expenses seeking recovery. The Fund of America has no current intention of investing more than 5% of its net assets in high yield bonds.

A more complete description of the characteristics of bonds in each rating category is included in the appendix to this Statement of Additional Information.

U.S. Government Securities. Among the types of fixed income securities in which each Fund may invest from time to time are United States government obligations. United States government obligations include Treasury Notes, Bonds and Bills which are direct obligations of the United States government backed by the full faith and credit of the United States, and securities issued by agencies and instrumentalities of the United States government (“government-sponsored entities”), which may be (i) guaranteed by the United States Treasury, such as the securities of the

Government National Mortgage Association, or (ii) supported by the issuer’s right to borrow from the Treasury and backed by the credit of the federal agency or instrumentality itself, such as securities of the Federal Intermediate Land Banks, Federal Land Banks, Bank of Cooperatives, Federal Home Loan Banks, Tennessee Valley Authority and Farmers Home Administration. In September of 2008, the U.S. Treasury placed under conservatorship two government-sponsored entities, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and appointed the Federal Housing Finance Agency to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with these two entities to provide them with capital in exchange for senior preferred stock. Generally, their securities are neither issued nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. In most cases, these securities are supported only by the credit of the issuing entity itself, standing alone.

Municipal Bonds. Government obligations in which the Funds may invest also include municipal securities, which are obligations, often bonds and notes, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies, authorities and instrumentalities, the interest on which is typically exempt from federal income tax.

Municipal bonds are generally considered riskier investments than Treasury securities. The prices and yields on municipal securities are subject to change from time to time and depend upon a variety of factors, including general money market conditions, the financial condition of the issuer (or other entities whose financial resources are supporting the municipal security), general conditions in the market for tax-exempt obligations, the size of a particular offering and the maturity of the obligation and the rating(s) of the issue. Contrary to historical trends, in recent years, the market has encountered increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.

Derivative Transactions. Each Fund may invest in options, futures and swaps and related products which are often referred to as “derivatives.” Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions.

Each Fund may enter into interest rate, credit default, currency, equity and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them and an index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.

Each Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities under the Investment Company Act, a Fund will maintain required collateral in a segregated account consisting of liquid assets. The segregation of these assets will have the effect of limiting the investment adviser’s ability otherwise to invest those assets.

Equity-Swap Contracts. Each Fund may enter into both long and short equity-swap contracts. A long equity-swap contract entitles the Fund to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Fund to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract. A short equity-swap contract obligates the Fund to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Fund to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contract.

Each Fund may also enter into equity-swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Fund to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Fund is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Fund to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Fund will realize gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date. Equity swaps normally do not involve the delivery of securities or underlying assets.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. The risk of loss consists of the net payments that the Fund is contractually obligated to receive, if any. Since these transactions are offset by segregated cash or liquid assets, these transactions will not be considered to constitute senior securities under the 1940 Act.

Special Risks of Over-the-Counter Derivative Transactions. Over-the-Counter (“OTC”) derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, the Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. Each Fund intends to enter into OTC derivative transactions only with dealers which agree to, and which are expected to be capable of, entering into derivative closing transactions with a Fund. There is also no assurance that a Fund will be able to liquidate an OTC derivative at any time prior to expiration.

Options Transactions. Except for the Arbitrage Opportunity Fund, the Adviser expects that certain transactions in options on securities and on stock indices may be useful in limiting a Fund’s investment risk and augmenting its investment return. The Adviser expects, however, the amount of a Fund’s assets that will be involved in options transactions to be small relative to such Fund’s total assets. Accordingly, it is expected that only a relatively small portion of a Fund’s investment return will be attributable to transactions in options on securities and on stock indices. Each Fund may invest in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets.

A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.

A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.

One purpose of purchasing call options is to hedge against an increase in the price of securities that a Fund ultimately intends to buy. Hedge protection is provided during the life of the call because a Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when a Fund has purchased a call option on the underlying instrument, that option may result in a loss.

Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that the Funds, other mutual funds advised by the Adviser and other clients of the Adviser may be considered such a group. Position limits may restrict a Fund’s ability to purchase or sell options on particular securities and on stock indices.

Covered Option Writing. Each Fund may write “covered” call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is “covered” if a Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period.

Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option, or a moderate increase in the value of securities a Fund intends to purchase in the case of a put option. If a covered option written by a Fund expires unexercised, it will realize income equal to the amount of the premium it received for the option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by a Fund, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This “opportunity cost” may be partially or wholly offset by the premium received for the covered call written by the Fund.

Options on Stock Indices. Each Fund will write call options on broadly based stock market indices only if at the time of writing it holds a portfolio of stocks. When a Fund writes a call option on a broadly based stock market index, it will generally segregate or put into escrow with its custodian any combination of cash, cash equivalents or “qualified securities” with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a securities exchange or on the NASDAQ against which the Fund has not written a call option and which has not been hedged by the sale of stock index futures.

Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to the Fund.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where it would be able to deliver the underlying securities in settlement, a Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which a Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

Futures and Options on Futures. Each Fund may utilize futures contracts and options on futures. These transactions may be effected on securities exchanges or in the over-the-counter market. When purchased over-the-counter, a Fund bears the risk that the counterparty to the contract will be unable or unwilling to perform its obligations. These contracts may also be illiquid and, in such cases, a Fund may have difficulty closing out its position. Engaging in these types of transactions is a specialized activity and involves risk of loss. In addition, engaging in these types of transactions may increase the volatility of returns, because they commonly involve significant “built in” leverage and can be entered into with relatively small “margin” commitments relative to the resulting investment exposure. Futures contracts and similar “derivative” instruments are also subject to the risk of default by the counterparties to the contracts.

Each Fund may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than U.S. markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (“CFTC”).

Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. Successful use of futures also is subject to the investment adviser’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Positions of the SEC and its staff may require a Fund to segregate liquid assets in connection with its options and futures transactions in an amount generally equal to the value of the underlying option or commodity. The segregation of these assets will have the effect of limiting the investment adviser’s ability otherwise to invest those assets. Futures and related options transactions must constitute permissible transactions pursuant to regulations promulgated by the CFTC. As a general matter, the investment adviser intends to conduct the operations of each Fund in compliance with CFTC Rule 4.5 under the Commodity Exchange Act of 1974, as amended, in order to avoid regulation by the CFTC as a commodity pool operator with respect to the Fund.

Commodities and Commodity Contracts. Each Fund, other than Fund of America, may purchase or sell such precious metals as gold or silver directly or may invest in precious metal commodity contracts and options on such contracts (metals are considered “commodities” under the federal commodities laws). Investing in precious metals in this manner carries risks, as described below under “Additional Investment Risks Applicable to the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund.” Each Fund also may invest in instruments related to precious metals and other commodities, including structured notes, securities of precious metal finance and operating companies. The Fund of America may not buy or sell commodities or commodity contracts except that the Fund may purchase or sell commodity futures contracts to establish bona fide hedge transactions and may purchase and sell ETFs and their instruments linked to or tracking the performance of commodities.

Gold and other Precious Metals. The Gold Fund maintains a policy of concentrating its investments in gold and gold-related issues. Other Funds may also invest in assets of this nature. Fund of America does not invest in gold, but may invest in ETFs that hold gold or track the price of gold. Each is therefore susceptible to specific political and other risks affecting the price of gold and other precious metals.

The price of gold has been subject to substantial upward and downward price movements over short periods of time and may be affected by unpredictable international monetary and political policies, such as currency devaluations or revaluations, economic conditions within an individual country, trade imbalances or trade or currency restrictions between countries and world inflation rates and interest rates. The price of gold, in turn, is likely to affect the market prices of securities of companies mining, processing or dealing in gold, and, accordingly, the value of a Fund’s investments in such securities also may be affected.

In addition to investing in precious metal finance and operating companies, each of the Funds (other than the Fund of America) may also invest directly in precious metals (such as gold bullion) or purchase or sell contracts for their future delivery (“futures contracts,” the risks of which are described above under “Futures and Options on Futures”). The risks related to investing in precious metals directly are similar to those of investing in precious metal finance and operating companies, as described in the Funds’ Prospectus. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. Moreover, holding gold, whether in physical form or book account, results in no income being derived from such holding, unlike securities which may pay dividends or make other current payments. In addition, income derived from trading in gold and certain contracts and derivatives relating to gold must be closely monitored to avoid potentially negative tax consequences.

Each Fund, other than Fund of America, may invest in one or more special-purpose, wholly-owned subsidiaries formed and operated by the Fund to invest directly or indirectly in gold (and to a limited extent other precious metals and commodities). In particular, the Gold Fund invests in certain precious metals and related contracts through First Eagle Gold Cayman Fund, Ltd., its wholly owned subsidiary and an exempted company organized under the laws of the Cayman Islands. The Gold Fund’s consolidated financial statements include the accounts of this subsidiary, which represented 1.11% of the Gold Fund’s net assets as of October 31, 2010.

Although the Funds have contractual protections with respect to the credit risk of their custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if gold in the future were held in book account, it would involve risks of the credit of the party holding the gold.

Currency Exchange Transactions. Each Fund may engage in a currency exchange transaction through a forward currency exchange contract (or other cash management position). A currency exchange transaction may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through a forward currency exchange contract (“Forward Contract”) (or other cash management position). A Forward Contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. Forward Contracts are usually entered into with banks and broker/dealers, are not exchange traded and are usually for less than one year.

Currency exchange transactions may involve currencies of the different countries in which the Funds may invest, and may serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. A Fund’s currency transactions may include transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a Forward Contract (or other cash management position) with respect to specific payables or receivables of a Fund in connection with the purchase or sale of portfolio securities. Portfolio hedging is the use of a Forward Contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. A Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. In addition to hedging transactions, a Fund’s currency transactions may include those intended to profit from anticipated currency exchange fluctuations, even if not related to any particular Fund transaction or portfolio position, which can result in losses if such fluctuations do not occur as anticipated.

At the maturity of a Forward Contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a Forward Contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in Forward Contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new Forward Contract to sell the currency. Should forward prices decline during the period between the date a Fund enters into a Forward Contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to a Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Loans. Each Fund (other than Fund of America) may purchase or sell and, in the case of Arbitrage Opportunity Fund, make loans or other direct debt instruments, including loan participations and interests in credit facilities of various types. Investing directly in loans or other direct debt instruments exposes the Funds to various risks similar to those borne by a creditor. Such risks include the risk of default, the risk of delayed repayment, and the risk of inadequate collateral. Investments in loans are also less liquid than investment in publicly traded securities and carry less legal protections in the event of fraud or misrepresentation. Unlike debt instruments that are securities, investments in loans are not regulated by federal securities laws or the SEC. In addition, loan participations involve a risk of insolvency by the lending bank or other financial intermediary. To the extent a Fund invests in a credit facility or other loan commitment under which the lender is obligated to lend monies to the borrower over time or on demand, the Fund could be subject to continuing calls on its assets by the borrower for the duration of the commitment period.

Arbitrage Transactions. Each Fund also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. The Funds will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that the Funds may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities. The Fund of America currently intends to invest no more than 5% of the value of its net assets in such transactions.

Merger Arbitrage. The Arbitrage Opportunity Fund may utilize merger arbitrage as an investment strategy. Merger arbitrage is a highly specialized investment approach designed to profit from the successful completion of mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. The most common arbitrage activity, and the approach the Fund generally will use, involves purchasing the shares of an announced acquisition target company at a discount to their expected value upon completion of the acquisition. A risk associated with the Fund’s merger arbitrage strategy is that the proposed reorganizations on which the Fund invests may be renegotiated or terminated, in which case the Fund may realize losses.

Special Situations. The Arbitrage Opportunity Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. Investments in “special situations” companies present greater risks than investments in companies not experiencing special situations, and the Fund’s performance could be adversely impacted if the securities selected for investment in these types of companies decline in value or fail to appreciate in value. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies involved in bankruptcy proceedings, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure.

Litigation and Enforcement Risk. Companies involved in significant restructuring tend to involve increased litigation risk, including for investors in these companies. This risk may be greater in the event the Fund takes a large position or is otherwise prominently involved. The expense of defending against (or asserting) claims and paying any amounts pursuant to settlements or judgments would be borne by the Fund (directly if it were directly involved or indirectly in the case claims by or against an underlying company or settlements or judgments paid by an underlying company). Further, ownership of companies over certain threshold levels involves additional filing requirements and substantive regulation on such owners, and if the Fund fails to comply with all of these requirements, the Fund may be forced to disgorge profits, pay fines or otherwise bear losses or other costs from such failure to comply.

In addition, there have been a number of widely reported instances of violations of securities laws through the misuse of confidential information. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings may be charged with involvement in such violations. Furthermore, if persons associated with a company in which the Fund invested engages in such violations, the Fund could be exposed to losses.

Short Sales. The Arbitrage Opportunity Fund may engage in short sales. For example, when the terms of a proposed acquisition call for the exchange of common stock and/or other securities, the common stock of the company to be acquired may be purchased and, at approximately the same time, the amount of the acquiring company’s common stock and/or other securities to be received may be sold short. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position with the securities of the acquiring company received once the acquisition is consummated. The purpose of the short sale is to protect against a decline in the market value of the acquiring company’s securities prior to the acquisition’s completion. However, should the acquisition be called off or otherwise not completed, the Fund may realize losses on both its long position in the target company’s shares and its short position in the acquirer’s securities. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as borrowing costs, which may negatively impact the Fund’s performance. Further, short positions introduce more risk than long positions, because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security, whereas there is no maximum attainable price of the shorted security. Thus, securities sold short have unlimited risk. At all times when the Fund does not own the securities which are sold short, the Fund will maintain cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short.

When-Issued or Delayed-Delivery Securities. Each Fund may purchase securities on a “when-issued” or “delayed-delivery” basis. Although the payment and interest terms of these securities are established at the time a Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if the investment adviser deems it advisable for investment reasons.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued basis, liquid assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as any borrowing by a Fund, may increase net asset value fluctuation.

Securities purchased on a when-issued or delayed-delivery basis are recorded as assets on the day following the purchase and are marked-to-market daily. A Fund will not invest more than 25% of its assets in when-issued or delayed-delivery securities, does not intend to purchase such securities for speculative purposes and will make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Funds reserve the right to sell acquired when-issued or delayed-delivery securities before their settlement dates if deemed advisable.

Repurchase Agreements. Each Fund may purchase securities and concurrently enter into “repurchase agreements.” A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security. In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code. Repurchase agreements of greater than seven days maturity may be deemed to be illiquid.

Market Liquidity and Counterparty Credit Risks. While each Fund is subject to limitations on its holdings of illiquid securities (see “Restricted and Illiquid Securities” above), a Fund may experience periods of limited liquidity, or a complete lack of liquidity, of certain of its investments, which may cause the Fund to retain investments longer than anticipated or to dispose of assets at a value that is less than anticipated. Recent years witnessed a liquidity and credit crisis of historic proportions that had a domino effect on financial markets and participants worldwide that still continues. Among other effects, the turmoil has led certain brokers and other lenders to at times be unwilling or less willing to finance new investments or to only offer financing for investments on less favorable terms than had been prevailing in the recent past. Although the U.S. Federal Reserve Bank, European Central Bank, and other countries’ central banks have injected significant liquidity into markets and otherwise made significant funds, guarantees, and other accommodations available to certain financial institutions, elevated levels of market stress and volatility and impaired liquidity, funding, and credit persist. While instruments correlated to the residential mortgage market were affected first, ultimately market participants holding a broad range of securities, other financial instruments and commodities and commodities contracts were forced to liquidate investments, often at deeply discounted prices, in order to satisfy margin calls (i.e., repay debt), shore up their cash reserves, or for other reasons. Market shifts of this nature may cause unexpectedly rapid losses in the value of a Fund’s positions. It is uncertain how long this current liquidity and credit crisis will continue, what other effects it will have on financial markets and the Funds’ operations, and what may be the overall impact of future liquidity and credit crises.

Credit risk includes the risk that a counterparty or an issuer of securities or other financial instruments will be unable to meet its contractual obligations and fail to deliver, pay for, or otherwise perform a transaction. Credit risk is incurred when a Fund engages in principal-to-principal transactions outside of regulated exchanges, as well as in transactions on certain exchanges that operate without a clearinghouse or similar credit risk-shifting structure. Recently, several prominent financial market participants have failed or nearly failed to perform their contractual obligations when due — creating a period of great uncertainty in the financial markets, government intervention in certain markets and in certain failing institutions, severe credit and liquidity contractions, early terminations of transactions and related arrangements, and suspended and failed payments and deliveries.

Substantial Ownership Positions. Each of the Funds may accumulate substantial positions in the securities or even gain control of individual companies. At times, a Fund also may seek the right to designate one or more persons to serve on the boards of directors of companies in which they invest. The designation of directors and any other exercise of management or control could expose the assets of a Fund to claims by the underlying company, its security holders and its creditors. Under these circumstances, a Fund might be named as a defendant in a lawsuit or regulatory action. The outcome of such disputes, which may affect the value of a Fund’s positions, may be difficult to anticipate and the possibility of successful claims against a Fund that would require the payout of Fund assets to the claimant(s) cannot be precluded.

Borrowing. The Fund of America and the Arbitrage Opportunity Fund may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks (other than those affiliated with the Trust or any of its affiliates) and investing the borrowed funds. The Fund of America and the Arbitrage Opportunity Fund also may borrow from those banks to facilitate the meeting of redemption requests or for temporary or emergency purposes and may pledge its assets to secure those borrowings. The Global Fund, Overseas Fund, U.S. Value Fund, and Gold Fund may borrow from such banks as a temporary measure in exceptional circumstances (e.g., to facilitate the meeting of redemption requests and prevent the fund from being in an overdraft situation), but may not pledge their assets to secure those borrowings. In accord with the borrowing rules under the Investment Company Act, any borrowings by a Fund will be made only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (including reverse repurchase agreements) computed at the time a loan is made. If the value of a Fund’s assets at any time should fail to meet this 300% asset coverage, described above, the Fund, within three days, is required to reduce its aggregate borrowings (including reverse repurchase agreements) to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgment would not indicate such action. Notwithstanding all of the above, except for the Arbitrage Opportunity Fund, a Fund’s borrowings may not exceed 10% of its net assets at the time of borrowing, and the Global Fund, Overseas Fund, U.S. Value Fund, and Gold Fund will not purchase securities while borrowings exceed 5% of the Fund’s total assets.

Structured Notes. Each of the Funds may invest in structured notes and/or preferred stock, the value of which is linked to currencies, interest rates, other commodities, indices or other financial indicators. In the case of the Global Fund and U.S. Value Fund, these investments are limited to 5% of the Fund’s assets. Structured securities differ from other types of securities in which the Funds may invest in several respects. For example, the coupon dividend and/or redemption amount at maturity may be increased or decreased depending on changes in the value of the underlying instrument.

Investment in structured securities involves certain risks. In addition to the credit risk of the security’s issuer and the normal risks of price changes in response to changes in interest rates, the redemption amount may decrease as a result of changes in the price of the underlying instrument. Further, in the case of certain structured securities, the coupon and/or dividend may be reduced to zero, and any further declines in the value of the underlying instrument may then reduce the redemption amount payable on maturity. Finally, structured securities may be more volatile than the price of the underlying instrument. (See “Tax Status”)

Additional Policies Applicable to the Fund of America

Warrants. The Fund of America may invest in warrants (in addition to those that have been acquired in units or attached to other securities) but does not currently intend to invest more than 5% of the value of its net assets (at the time of investment) in such warrants. A warrant is an option to purchase a specified quantity of equity or debt securities at a set price within a specific period of time.

Reverse Repurchase Agreements. A reverse repurchase agreement involves the sale of a debt security owned by a fund coupled with an agreement by such fund to repurchase the instrument at a stated price, date and interest payment. The Fund of America will use the proceeds of a reverse repurchase agreement to purchase other debt securities or to enter into repurchase agreements maturing not later than the expiration of the prior reverse repurchase agreement. When the Fund enters into a reverse repurchase agreement, it will have securities designated to repurchase its securities.

The Fund of America will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the Investment Company Act, reverse repurchase agreements will be considered to be borrowings by the Fund and, therefore, may be subject to the same risks involved in any borrowing. The Fund may not enter into a reverse repurchase agreement if, as a result, its current obligations under such agreements would exceed one-third the value of its net assets computed at the time the reverse repurchase agreement is entered into. The Fund of America does not intend to invest more than 5% of the value of its net assets in reverse repurchase agreements.

Lending of Securities. The Fund of America may lend its portfolio securities to brokers, dealers and financial institutions, provided outstanding loans do not exceed in the aggregate one-third the value of its net assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. The Fund, however, may not enter into portfolio lending arrangements with the Adviser or any of its affiliates absent appropriate regulatory relief from applicable prohibitions contained in the Investment Company Act. The advantage of portfolio lending is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which may be invested in short-term obligations. As voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on their investment in the securities which are subject to the loan. The Fund will pay reasonable finders’, administrative and custodial fees in connection with a loan of securities or may share the interest earned on collateral with the borrower. The Fund of America intends to invest no more than 5% of the value of its net assets in portfolio loans.

Change of Objective

The investment objective of each Fund (other than the Global Fund) is not a fundamental policy and, accordingly, may be changed by the Board of Trustees without shareholder approval. Shareholders will be notified a minimum of 60 days in advance of any change in investment objective.

The investment objective of the Global Fund, on the other hand, is a fundamental policy of the Fund and may not be changed without shareholder approval.

Investment Restrictions of the Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund

In pursuing its investment objective, each Fund (listed above and except as otherwise noted) will not:

1.

(Global Fund, Overseas Fund and U.S. Value Fund) — With respect to 75% of the value of a Fund’s total assets, invest more than 5% of its total assets (valued at time of investment) in securities of any one issuer, except securities issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities, or acquire securities of any one issuer which, at the time of investment, represent more than 10% of the voting securities of the issuer;

2.

Issue senior securities or borrow money except unsecured borrowings from banks as a temporary measure in exceptional circumstances, and such borrowings may not exceed 10% of a Fund’s net assets at the time of the borrowing. A Fund will not purchase securities while borrowings exceed 5% of its total assets;

3.	(Gold Fund) — Change its sub-classification under the Investment Company Act from non-diversified to diversified.

4.

(Overseas Fund and Gold Fund) — Invest more than 25% of its assets (valued at time of investment) in securities of companies in any one industry other than U.S. Government Securities (except that the Gold Fund will, as a matter of fundamental policy, concentrate its investments in the precious metals industry);

5.

(Global Fund and U.S. Value Fund) — Purchase the securities of any issuer if such purchase would cause more than 25% of the value of its total assets to be invested in securities of any one issuer or industry, with the exception of the securities of the United States government and its corporate instrumentalities.

6.

(Global Fund and U.S. Value Fund) — Purchase or sell its portfolio securities from or to any of its officers, trustees or employees, its investment adviser or its principal underwriter, except to the extent that such purchase or sale may be permitted by an order, rule or regulation of the Securities and Exchange Commission;

7.	Make loans, but this restriction shall not prevent a Fund from

(a) buying a part of an issue of bonds, debentures or other obligations that are publicly distributed, or from investing up to an aggregate of 15% of its total assets (taken at market value at the time of each purchase) in parts of issues of bonds, debentures or other obligations of a type privately placed with financial institutions;

(b) lending portfolio securities*, provided that a Fund may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan); and

(c) purchasing or selling loans or other direct debt instruments, including loan participations;

8.

(Overseas Fund and Gold Fund) — Underwrite the distribution of securities of other issuers; however, a Fund may acquire “restricted” securities which, in the event of a resale, might be required to be registered under the 1933 Act on the grounds that the Fund could be regarded as an underwriter as defined by the 1933 Act with respect to such resale;

9.

(Global Fund and U.S. Value Fund) — Engage in the underwriting of securities of other issuers, except to the extent it may be deemed to be an underwriter in selling portfolio securities as part of an offering registered under the 1933 Act;

10.

(Overseas Fund and Gold Fund) — Purchase and sell real estate or interests in real estate, although it may invest in marketable securities of enterprises that invest in real estate or interests in real estate;

* The Funds have no present intention of lending their portfolio securities.

11.

(Global Fund and U.S. Value Fund) — Purchase or sell real estate or interests therein, commodities or commodity contracts. The Fund may, however, invest in real estate investment trusts and companies holding real estate and may sell commodities received by it as distributions on portfolio investments. (To the extent the Fund’s portfolio includes a commodity distributed to it, the Fund will be subject to the risk of change in the value of such commodity.) Notwithstanding the foregoing, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws;

12.

(Overseas Fund and Gold Fund) — Purchase or sell commodities or commodity contracts, except that it may enter into forward contracts and may sell commodities received by it as distributions on portfolio investments (however, the Fund may purchase or sell precious metals directly and purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws);

13.	(Overseas Fund and Gold Fund) — Make margin purchases of securities, except for the use of such short term credits as are needed for clearance of transactions; and

14.	Sell securities short or maintain a short position, except, in the case of the Overseas Fund, the Gold Fund and the U.S. Value Fund, short sales against-the-box.

Restrictions 1 through 14 above (except the portions in parentheses) are “fundamental,” which means that they cannot be changed without the vote of a majority of the outstanding voting securities of a Fund (defined by the Investment Company Act), as the lesser of (i) 67% of a Fund’s shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of a Fund’s outstanding shares). In addition, each Fund is subject to a number of restrictions that may be changed by the Board of Trustees without shareholder approval. Under those non-fundamental restrictions, a Fund will not:

a.	(Global Fund and U.S. Value Fund) — Purchase securities on margin, except for the use of such short term credits as are needed for clearance of transaction;

b.

(Overseas Fund and Gold Fund) — Invest in oil, gas or other mineral leases or exploration or development programs, although it may invest in marketable securities of enterprises engaged in oil, gas or mineral exploration;

c.

(Global Fund and U.S. Value Fund) — Purchase interests in oil, gas or other mineral exploration programs or leases; however, this policy will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas or other minerals;

d.

(Overseas Fund and Gold Fund) — Invest more than 10% of its net assets (valued at time of investment) in warrants, valued at the lower of cost or market; provided that warrants acquired in units or attached to securities shall be deemed to be without value for purposes of this restriction;

e.

(Global Fund and U.S. Value Fund) — Purchase warrants which are not offered in units or attached to other portfolio securities if, immediately after such purchase, more than 5% of the Fund’s net assets would be invested in such unattached warrants, valued at the lower of cost or market. The Fund will not purchase unattached warrants not listed on the New York or American Stock Exchange if, immediately after such purchase, more than 2% of the Fund’s net assets would be invested in such unattached, unlisted warrants;

f.	(Overseas Fund and Gold Fund) — Pledge, mortgage or hypothecate its assets, except as may be necessary in connection with permitted borrowings or in connection with short sales; and

g.

(Global Fund and U.S. Value Fund) — Purchase certificates of deposit or other short-term bank instruments except to the extent deemed appropriate for short-term investment purposes or as a temporary defensive measure. The Fund will limit its purchases of certificates of deposit and other short-term bank instruments to those issued by United States banks and savings and loan associations, including foreign branches of such banks, and United States branches or agencies of foreign banks, which have total assets (as of the date of their most recently published financial statements) of at least $1 billion.

In addition, under normal circumstances the Global Fund will invest in at least three foreign countries.

Notwithstanding the foregoing investment restrictions, the Overseas Fund and the Gold Fund may purchase securities pursuant to the exercise of subscription rights, provided that, in the case of the Overseas Fund, such purchase will not result in a Fund’s ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares. The failure to exercise such rights would result in a Fund’s interest in the issuing company being diluted. The market for such rights is not well developed in all cases and, accordingly, a Fund may not always realize full value on the sale of rights. The exception applies in cases where the limits set forth in the investment restrictions would otherwise be exceeded by exercising rights or would have already been exceeded as a result of fluctuations in the market value of a Fund’s portfolio securities with the result that a Fund would be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

Investment Restrictions of the Fund of America

The following investment restrictions are fundamental policies of the Fund of America. The Fund of America may not:

1.	Change its sub-classification under the Investment Company Act from non-diversified to diversified;

2.

Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money from a bank (and may pledge its assets to secure such borrowings) directly or through reverse repurchase agreements for securities purchases, or temporarily to facilitate meeting redemption requests or for emergency purposes, and by engaging in reverse repurchase agreements with broker-dealers. The Fund may not, however, borrow money in an aggregate amount exceeding 33 1/3% of the Fund’s net assets. The purchase or sale of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to futures contracts are not deemed to be a pledge of assets; and neither such arrangements nor investment in over-the-counter derivative transactions or the purchase or sale of options on futures contracts on an exchange are deemed to be the issuance of a senior security;

3.	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

4.

Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with illiquid assets being limited to 15% of the Fund’s net assets) and (ii) loans of portfolio securities;

5.

Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts;

6.	Invest more than 25% of its assets in the securities of issuers engaged in any one industry other than U.S. Government securities; and

7.	Buy or sell commodities or commodity contracts except that the Fund may purchase and sell commodity futures contracts to establish bona fide hedge transactions.

The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees after giving the shareholders at least 30 days’ prior notice of the change. The Fund of America may not:

a.

With respect to 50% of the value of its total assets, invest more than 25% of the value of its total assets in the securities of one issuer, and with respect to the other 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer or acquire more than 10% of the outstanding voting securities of a single issuer. This restriction shall not apply to U.S. Government securities;

b.

Purchase securities of any other investment companies, except (i) by purchase in the open market involving only customary brokers’ commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets or (iii) as otherwise permitted by applicable law;

c.	Pledge, mortgage or hypothecate its assets in an amount exceeding 33 1/3% of its total assets;

d.

Invest in securities of any issuer if, to the knowledge of the Fund, any officer, director or trustee of the Fund or the Fund’s investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or trustees who own more than 1/2 of 1% of such issuer’s securities own in the aggregate more than 5% of the outstanding securities of such issuer; and

e.	Purchase securities of any issuer if, as to 75% of the assets of the Fund at the time of purchase, more than 10% of the voting securities of such issuer would be held by the Fund.

Investment Restrictions of the Arbitrage Opportunity Fund

The following investment restrictions are fundamental policies of the Arbitrage Opportunity Fund. The Arbitrage Opportunity Fund may not:

1.	Issue senior securities other than permitted borrowings, loans, options, futures, forward contracts or short sales transactions as permitted;

2.

Borrow money except the Fund may borrow to the extent permitted under the 1940 Act or, (i) from banks to purchase or carry securities or other investments, (ii) from banks for temporary or emergency purposes, (iii) by entering into swap contracts, or (iv) by entering into reverse repurchase agreements, if, immediately after any such borrowing, the value of the Fund’s assets, including all borrowings then outstanding less its liabilities, is equal to at least 300% of the aggregate amount of borrowings then outstanding (for the purpose of determining the 300% asset coverage, the Fund’s liabilities will not include amounts borrowed). Any such borrowings may be secured or unsecured. The Fund may issue securities (including senior securities) appropriate to evidence the indebtedness, including reverse repurchase agreements, which the Fund is permitted to incur;

3.	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

4.

Concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities. Not withstanding the foregoing, if a large percentage of mergers or other corporate events taking place are within one industry (for example, banking or telecommunications) over a given period of time, a large portion of the Fund’s assets could be concentrated in that industry for that period of time;

5.

Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts;

6.

Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

7.

Make loans, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Notwithstanding this limitation, a Fund may, among other things: (i) enter into repurchase agreements, (ii) lend portfolio securities, and (iii) acquire debt securities without being deemed to be making a loan;

Except with respect to the limitations on borrowing (limitation 2 of the fundamental investment restrictions above), if a particular percentage restriction as set forth above is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

With respect to the fundamental policies relating to issuing senior securities and margin purchases set forth above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, swaps, dollar rolls, options, futures and forward contracts. The policies above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Performance

Total Return. From time to time each Fund advertises its average annual total returns. Returns may be calculated both on a before-tax and an after-tax basis (and are so presented in the Prospectus with respect to each Fund’s largest and/or oldest share class). During the one year period ended October 31, 2010, average annual rates of return before-tax were 10.32%, 9.68%, 7.95%, and 27.99% for the Global Fund Class A shares, the Overseas Fund Class A shares, the U.S. Value Fund Class A shares and the Gold Fund Class A shares, respectively. Quotations of average annual returns for each Fund will be expressed in terms of the average annual compounded rates of return of a hypothetical investment in each Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula: P(1+T)n=ERV (where P = a hypothetical initial payment of $1000, T = the average annual return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1000 payment made at the beginning of the period). This calculation assumes deduction of a proportional share of Fund expenses on an annual basis and deduction of the maximum sales charge of 5.00% on the amount initially invested, and assumes reinvestment of all income dividends and capital gains distributions during the period.

Under the same assumptions utilized in the preceding calculation, an investment in the Global Fund Class A shares over the ten year period ended October 31, 2010 would have increased at an average annual compounded rate of return before-tax of 12.56%, an investment in the Overseas Fund Class A shares over the ten year period ended October 31, 2010 would have increased at an average annual compounded rate of return before-tax of 12.78%, and an investment in the Gold Fund Class A shares over the ten year period ended October 31, 2010 would have increased at an average annual compounded rate before-tax of 27.06%. (The U.S. Value Fund’s Class A shares do not have a ten-year performance history to show in this paragraph.)

As noted above, returns may also be calculated on certain after-tax bases under similar assumptions and using similar formulae as specified by the SEC. For example, returns may be calculated after taxes on distributions, which assume reinvestment of the amount of any distributions less applicable taxes on such distributions. Returns may also be calculated after taxes on distributions and the sale (redemption) of Fund shares. After-tax returns assume the highest individual federal income tax rate for each year included in the calculation, which is currently 35% for ordinary income and short-term capital gains and 15% for long-term capital gains (28% for “collectibles”, including precious metals). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Such returns do not reflect the effect of state and local taxes, nor do they reflect the phase-outs of certain federal exemptions, deductions, and credits at various income levels, or the impact of the federal alternative minimum tax. In addition, actual after-tax returns depend on each investor’s individual tax situation, which may differ from the returns presented. For instance, after-tax returns are not relevant to investors who hold their funds in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Using the methodologies described above, during the one year period ended October 31, 2010, the average annual rate of return before-taxes for the Fund of America Class Y shares was 24.47%. Also using the methodologies described above, an investment in the Fund of America Class Y shares over the ten year period ended October 31, 2010 would have increased at an average annual compounded rate of return before-tax of 7.27%. Fund of America Class Y shares are not subject to a front-end sales load.

The Arbitrage Opportunity Fund commenced operations in its present form on [•], 2011. Prior to the Fund’s inception as a mutual fund, it operated as an unregistered fund, managed by an affiliate of the Adviser since its inception in 1989 (the “Predecessor Fund”). The Fund will be managed in a materially equivalent manner to the Predecessor Fund. The Predecessor Fund charged an annual management fee of 1.5% and a 20% performance fee after it reached certain performance benchmarks. The Fund does not charge a performance fee. The Predecessor Fund was not subject to certain investment restrictions, diversification requirements and other restrictions under the Investment Company Act of 1940 (the “1940 Act”) or the Internal Revenue Code of 1986, as amended (the “Code”), which if they had been applicable, might have adversely affected its performance.

Comparison of Portfolio Performance. From time to time the Trust may discuss in sales literature and advertisements, specific performance grades or rankings or other information as published by recognized mutual fund statistical services, such as Morningstar, Inc. or Lipper Analytical Services, Inc., or by publications of general interest such as Barron’s, Business Week, Financial World, Forbes, Fortune, Kiplinger’s Personal Finance, Money, Morningstar Mutual Funds, Smart Money, The Wall Street Journal or Worth.

Portfolio Turnover. Purchases and sales of securities will be made whenever appropriate, in the investment adviser’s view, to achieve a Fund’s investment objective. The rate of portfolio turnover is calculated by dividing the lesser of the cost of purchases or the proceeds from sales of portfolio securities (excluding short-term U.S. government obligations and other short-term investments) for the particular fiscal year by the monthly average of the value of the portfolio securities (excluding short-term U.S. government obligations and short-term investments) owned by a Fund during the particular fiscal year. Although higher portfolio turnover rates are likely to result in higher brokerage commissions paid by the Funds, higher levels of realized capital gains and more short-term capital gain (taxable to individuals at ordinary income tax rates) than lower portfolio turnover rates, portfolio turnover is not a limiting factor when management deems portfolio changes appropriate to achieve a Fund’s stated objective.

MANAGEMENT OF THE TRUST

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust’s Board of Trustees are not “interested persons” as that term is defined in the Investment Company Act.

INDEPENDENT TRUSTEES(1)

Name, Address and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Lisa Anderson 1345 Avenue of the Americas New York, New York 10105 (born October 1950)	Trustee	December 2005 to present	President, American University in Cairo; Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University	7	Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Variable Funds (1 portfolio)
Candace K. Beinecke One Battery Park Plaza New York, New York 10004 (born December 1946)	Trustee (Chair)	December 1999 to present(3)	Chair, Hughes Hubbard & Reed LLP	7

Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc.; Director, Rockefeller & Company, Inc.; Trustee, The Wallace Foundation; Director, Vice Chair, and Member of the Executive Committee, Partnership for New York City; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

(1)	Trustees who are not “interested persons” of the Trust as defined in the Investment Company Act.

(2)	The term of office of each Independent Trustee expires on his/her 70th birthday.

(3)	Ms. Beinecke also served as a trustee of a predecessor fund to Fund of America since 1996.

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Jean D. Hamilton 1345 Avenue of the Americas New York, New York 10105 (born January 1947)	Trustee	March 2003 to present	Private Investor/ Independent Consultant/Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.	7	Director, RenaissanceRe Holdings Ltd; Director, Four Nations; Trustee, First Eagle Variable Funds (1 portfolio)
James E. Jordan 1345 Avenue of the Americas New York, New York 10105 (born April 1944)	Trustee	December 1999 to present	Private Investor and Independent Consultant; prior to July 2005, Managing Director, First Eagle Investment Management, LLC and Director, FEF Distributors, LLC and Director, ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997	7

Director, Leucadia National Corporation; Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman’s Council, Conservation International; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly 1345 Avenue of the Americas New York, New York 10105 (born February 1944)	Trustee	December 1999 to present(2)	Private Investor, prior to January 2010 President, Lingold Associates	7	Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Trustee, First Eagle Variable Funds (1 portfolio)
Paul J. Lawler 1345 Avenue of the Americas New York, New York 10105 (born May 1948)	Trustee	March 2002 to present	Private Investor, prior to January 2010 Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation	7

Finance and Investment Committee Member, Battle Creek Community Foundation; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Variable Funds (1 portfolio)

(1)	The term of office of each Independent Trustee expires on his/her 70th birthday.

(2)	Mr. Kelly also served as a trustee of a predecessor fund to Fund of America since 1998.

INTERESTED TRUSTEES

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	Co-President, Co- CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management, LLC; prior to February 2010, CEO, First Eagle Investment Management, LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder, UK	7

Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Quantum Endowment Fund; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Director, International Tennis Hall of Fame; Managing Member, New Eagle Management Company, LLC; Director, Aquila International Fund Limited; President and Trustee, First Eagle Variable Funds (1 portfolio)

Jean-Marie Eveillard 1345 Avenue of the Americas New York, New York 10105 (born January 1940)	Trustee	June 2008 to present	Senior Adviser to First Eagle Investment Management, LLC since March 2009; Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979- 2004, March 2007- March 2009)	7

Director, SocGen International SICAV (Luxembourg); Trustee, The Frick Collection; Director, Varenne Capital Partners; Director, Fregate-Legris Industries SA; Trustee, First Eagle Variable Funds (1 portfolio)

(1)	The term of office of each Interested Trustee is indefinite.

OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five (5) Years
John P. Arnhold 1345 Avenue of the Americas New York, New York 10105 (born December 1953)	President and Trustee	December 1999 to present	See table on preceding page related to Interested Trustees
Robert Bruno 1345 Avenue of the Americas New York, New York 10105 (born June 1964)	Senior Vice President	December 1999 to present	Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds
Joseph Malone 1345 Avenue of the Americas New York, New York 10105 (born September 1967)	Chief Financial Officer	September 2008 to present

Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds from September 2008; Chief Financial Officer and Treasurer, Aberdeen Funds from November 2007; Director, UBS Global Asset Management from October 2001; Global Fund Treasurer, UBS Global Asset Management from September 2006; Treasurer and Co-Head Mutual Fund Administration Group, UBS Global Asset Management from July 2005

Mark D. Goldstein 1345 Avenue of the Americas New York, New York 10105 (born October 1964)	Chief Compliance Officer	February 2005 to present

General Counsel, Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; Secretary, FEF Distributors, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Variable Funds from February 2005; prior to March 2010, Chief Compliance Officer, Good Hope Advisers, LLC; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004

Suzan J. Afifi 1345 Avenue of the Americas New York, New York 10105 (born October 1952)	Secretary and Vice President	December 1999 to present	Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Variable Funds
Philip Santopadre 1345 Avenue of the Americas New York, New York 10105 (born August 1977)	Treasurer	September 2005 to present	Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Variable Funds
Michael Luzzatto 1345 Avenue of the Americas New York, New York 10105 (born April 1977)	Vice President	December 2004 to present	Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

(1)

The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

The following table describes the standing committees of the Board of Trustees of the Trust.

Committee Name	Members	Function(s)	Number of Committee Meetings in the Last Fiscal Year
Audit Committee	Jean D. Hamilton William M. Kelly Paul J. Lawler (Chair)

Reviews the contract between the Trust and its independent registered public accounting firm (in this regard, assists the Board in selecting the independent registered public accounting firm and is directly responsible for supervising that firm’s compensation and performance), oversees the Funds’ accounting and financial reporting policies, procedures and internal controls and acts as liaison to the independent registered public accounting firm; reviews and, as appropriate, approves in advance non-audit services provided by the independent registered public accounting firm to the Trust, the Adviser, and, in certain cases, other affiliates of the Trust.

			3
Nominating and Governance Committee	Lisa Anderson Candace K. Beinecke (Chair) James E. Jordan	Nominates new Independent Trustees of the Trust. (The Nominating Committee does not consider shareholder recommendations.) Considers various matters relating to the governance and operations of the Board of Trustees, including committee structure and Trustee compensation.	2
Valuation Committee	John P. Arnhold Jean D. Hamilton	Sets and recommends securities valuation policies, supervises the Adviser in the valuation of Fund assets, and, in certain instances, values Fund assets directly.	2

Organization of the Board

The Chair of the Board of Trustees is an Independent Trustee, and the Trust has a separate President (who is also a member of the Board). The standing committees of the Board are described below.

The organization of the Board of Trustees in this manner reflects the judgment of the Trustees that it is in the interests of the Fund and its shareholders to have an independent member of the Board preside at Board meetings, supervise the Board agenda and otherwise serve as the “lead” Trustee both at meetings and in overseeing the business of the Funds between meetings. It is also the judgment of the Trustees that there are efficiencies in having working committees responsible for specific aspects of the Board’s business and that certain types of responsibilities are especially appropriate to be handled by committees of the Board that are comprised solely of Independent Trustees, such as the Nominating and Governance Committee and Audit Committee.

In reaching these judgments, the Trustees considered the Board’s working experience with both its current and past Board leadership and committee structures, legal requirements under applicable law, including the Investment Company Act, the perceived expectations of shareholders, information available on industry practice generally, the number of portfolios within the Trust, the nature of the underlying investment programs, and the relationship between the Trust and its principal service providers. The Board may consider different leadership structures in the future and make changes to these arrangements over time.

Board Oversight of Risk Management

In considering risks related to the Fund, the Board consults and receives reports from officers and personnel of the Fund and the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board include certain risks involving the Fund’s investment portfolio, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board does not maintain a specific committee solely devoted to risk management responsibilities, but various standing committees of the Board and occasionally informal working groups of Trustees are involved in oversight of the risk management process. Risk management and Board-related reporting at the Adviser is not centralized in any one person or body.

Trustee Qualifications

All Trustees are expected to demonstrate various personal characteristics appropriate to their position, such as the exercise of professional care and business judgment, working cohesively with others while still advocating competing viewpoints, critical analysis, and the like. All Trustees also are expected to meet the necessary time commitments for service on the Board. The Board then generally views each Trustee appointment or nomination in the context of the Board’s overall composition and diversity of backgrounds and considers each Trustee’s individual professional experience and service on other boards of directors, as well as his or her current and prior roles (such as committee service) on the Board.

The following summarizes the experience and qualifications of the Trustees:

Dr. Lisa Anderson. Dr. Anderson has significant leadership experience at prominent academic institutions. Currently serving as President of the American University in Cairo, she was previously Provost of that institution and before that Dean of the Columbia University School of International and Public Affairs. Dr. Anderson also serves on the boards or steering committees of various research and public affairs organizations. At First Eagle Funds, Dr. Anderson serves on the Board’s Nominating and Governance Committee.

Mr. John Arnhold. Mr. Arnhold has significant executive and investment management experience. He is Chairman and Chief Investment Officer of First Eagle Investment Management, LLC, the investment adviser to the Funds, and holds senior executive and investment management positions at various affiliates of the Adviser. Mr. Arnhold also serves on the boards of various charitable and educational institutions. At First Eagle Funds, Mr. Arnhold serves on the Board’s Valuation Committee and was previously the Board’s Chairman.

Ms. Candace Beinecke. Ms. Beinecke has significant executive and business advisory experience. She is Chair of Hughes Hubbard & Reed LLP, an international law firm. Ms. Beinecke also serves on the boards of an international industrial firm, a major real estate investment trust, a brokerage and investment advisory firm, and various charitable institutions. At First Eagle Funds, Ms. Beinecke serves as Chair of the Board of Trustees and as Chair of the Board’s Nominating and Governance Committee.

Mr. Jean-Marie Eveillard. Mr. Eveillard has significant portfolio management experience. Currently serving as a Senior Advisor with First Eagle Investment Management, LLC, he was the portfolio manager of Global Fund, Overseas Fund, U.S. Value Fund and Gold Fund from 1974-2004 and again from 2007-2009. Mr. Eveillard has been recognized in the press and by mutual fund ranking organizations as a leading value investor and is the recipient of multiple lifetime achievement awards for his service to the field and long-term record of investment performance. Mr. Eveillard also serves on the boards of a French investment advisory firm, a French industrial company and various charitable institutions.

Ms. Jean Hamilton. Ms. Hamilton has significant professional and leadership experience in the financial services industry. Currently engaged as a private investor and consultant, she previously held a number of senior executive positions with Prudential Financial, Inc. Ms. Hamilton also serves on the boards of an international reinsurance and insurance firm and various charitable institutions. At First Eagle Funds, Ms. Hamilton serves on the Board’s Audit Committee and Valuation Committee.

Mr. James Jordan. Mr. Jordan has lengthy experience in the asset management sector of the financial industry. Currently a private investor, he serves on the board of directors of a domestic listed company and an international listed investment trust company, as well as the boards of various charitable and public interest organizations. Previously, he served as President of The William Penn Funds, Inc., a mutual fund management company; as a consultant to The Jordan Company, a private investment banking company; and as Managing Director of First Eagle Investment Management, LLC, the investment adviser to the Funds. At First Eagle Funds, he serves on the Board’s Nominating and Governance Committee.

Mr. William Kelly. Mr. Kelly has significant professional and leadership experience in the financial services industry, with an emphasis on the asset management sector. Currently engaged as a private investor and consultant, he previously was president of the investment management firm of Lingold & Associates. Mr. Kelly also serves on the boards of various academic and charitable institutions. At First Eagle Funds, Mr. Kelly serves on the Board’s Audit Committee.

Mr. Paul Lawler. Mr. Lawler has significant portfolio management experience as an institutional investment manager. Currently engaged as a private investor and consultant, he previously served as chief investment officer for the W.K. Kellogg Foundation and in senior investment roles at other prominent not-for-profit organizations. Mr. Lawler also serves on the boards of various charitable institutions. At First Eagle Funds, Mr. Lawler serves as Chair of the Board’s Audit Committee.

Each Independent Trustee also was nominated based in part on his or her status as a person who is not an “interested person” of the Trust as defined in the Investment Company Act. The Board also considers whether a Trustee has been up for election before the Funds’ shareholders (as is the case for all except Ms. Anderson and Mr. Eveillard, who were appointed by the Board). Descriptions of Trustee experience should not be taken to suggest that any Trustee is expert in a particular subject.

Compensation of Trustees and Officers

Effective November 1, 2010 those Trustees of the Trust who are not officers or employees of the Adviser or Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”) are paid by the Trust and First Eagle Variable Funds an annual fee of $120,000, a fee of $5,000 for each in-person meeting and $1,000 (subject to the discretion of the Chair) for each telephonic meeting of the Trust’s Board of Trustees, and a fee of $2,500 for each meeting of any Committee of the Board that they attend (other than meetings of the Valuation Committee, for which the meeting fee is $1,000). These Trustees also receive an annual fee of $25,000 for serving as the chair of any standing committee of Trustees (except that such additional fee is $35,000 in the case of the Audit Committee). In the case of the Valuation Committee, there is no separate retainer for a chair of that committee. The Chair of the Board of Trustees receives an additional annual fee of $120,000 for serving in that position. Such fees are allocated, generally, between the Trust and First Eagle Variable Funds on a pro rata basis in relationship to their relative net assets. Each Trustee is reimbursed by the Trust for any expenses he or she may incur by reason of attending such meetings or in connection with services he or she may perform for the Trust. During the fiscal year ended October 31, 2010, an aggregate of $1,099,091 was paid, accrued or owed for Trustees’ fees and expenses by the Trust.

The following table sets forth information regarding compensation of Trustees by the Trust and by the fund complex of which the Trust is a part for the fiscal year ended October 31, 2010. Officers of the Trust and Interested Trustees do not receive any compensation from the Trust or any other fund in the fund complex which is a U.S. registered investment company. The Trust does not maintain a retirement plan for its Trustees.

Trustee Compensation Table
Fiscal Year Ended October 31, 2010

Name of Person, Position	Aggregate Compensation Paid or Owed from Registrant**	Total Compensation Paid or Owed from Registrant and Fund Complex Paid to Trustees**
Lisa Anderson, Trustee	$146,271	$148,258
John P. Arnhold, Trustee*	—	—
Candace K. Beinecke, Trustee	$306,291	$310,492
Jean-Marie Eveillard, Trustee*	—	—
Jean D. Hamilton, Trustee	$158,277	$160,420
James E. Jordan, Trustee	$145,953	$147,939
William M. Kelly, Trustee	$149,551	$151,575
Paul J. Lawler, Trustee	$186,188	$188,700

*	Interested Trustee.

**

For this purpose, the fund complex consists of six portfolios of the Trust (Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund, Fund of America and Arbitrage Opportunity Fund), plus the First Eagle Overseas Variable Fund. As of October 31, 2010, each Trustee served on the board of the Trust and that of the First Eagle Overseas Variable Fund.

In addition, all persons serving as officers of the Trust (including the Fund’s Chief Compliance Officer) are employed by the Adviser and the Adviser seeks reimbursement from the Trust for salary and benefits paid to some of those persons to the extent they provide services eligible for such reimbursement. This reimbursement program is described in more detail under the heading “Investment Advisory and Other Services — Payments to the Adviser and Subadviser.”

Deferred Compensation

In addition to the compensation detailed above, each eligible Trustee may elect to defer a portion of his or her compensation from the First Eagle fund complex. Such amounts grow or decline as if invested in one or more Funds, as selected by the Trustee. Currently, only those Trustees listed below have elected to defer a portion of their Trustee compensation under this program. As of October 31, 2010 the value of such deferred compensation was equal to approximately:

Name of Trustee*	Global Fund	Overseas Fund	U.S. Value Fund	Gold Fund	Fund of America
Lisa Anderson	$163,062	$173,769	$58,708	$63,748	$48,747
Candace K. Beinecke	$399,723	$400,226	$281,321	—	$113,600
Jean D. Hamilton	—	$517,493	$59,669	—	$61,869
William M. Kelly	$199,702	—	$191,836	—	$200,182
Paul J. Lawler	$321,371	$82,195	$86,185	$95,642	$81,463

*

As of October 31, 2010, none of the Trustees had elected to allocate a portion of his or her deferred compensation by reference to Arbitrage Opportunity Fund (the Fund had not commenced operations as of that date).

Additional Information Regarding the Trustees

The following table sets forth information as of December 31, 2010 regarding ownership by the Trustees of the Trust of equity securities of the Trust or any other fund in the same fund complex for which each is also a director or trustee. (“Fund complex” has the same meaning as in the footnote to the Trustee Compensation Table above.) Dollar ranges of ownership are indicated as follows: A = None; B = $1 to $10,000; C = $10,001 to $50,000; D = $50,001 to $100,000; E = over $100,000.

INDEPENDENT TRUSTEES

Name**	Dollar Range of Equity Securities in Global Fund	Dollar Range of Equity Securities in Overseas Fund	Dollar Range of Equity Securities in U.S. Value Fund	Dollar Range of Equity Securities in Gold Fund	Dollar Range of Equity Securities in First Eagle Fund of America	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
Lisa Anderson	E	A	A	A	D	E
Candace K. Beinecke*	E	A	E	A	E	E
Jean D. Hamilton	E	D	A	A	A	E
James E. Jordan	E	A	A	E	E	E
William M. Kelly	D	A	D	A	D	E
Paul J. Lawler	E	E	E	E	E	E

*	These amounts do not include holdings as to which Ms. Beinecke has disclaimed beneficial interest.

**	As of October 31, 2010, none of the Trustees held shares of Arbitrage Opportunity Fund (the Fund had not commenced operations as of that date).

INTERESTED TRUSTEES

Name	Dollar Range of Equity Securities in Global Fund	Dollar Range of Equity Securities in Overseas Fund	Dollar Range of Equity Securities in U.S. Value Fund	Dollar Range of Equity Securities in Gold Fund	Dollar Range of Equity Securities in First Eagle Fund of America	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee
John P. Arnhold	E	E	E	E	E	E
Jean-Marie Eveillard	E	E	E	E	A	E

Since January 1, 2010, none of the independent Trustees who is a trustee of another investment company whose adviser and principal underwriter are FEIM and FEF Distributors, respectively (i.e., First Eagle Variable Funds), has held any other position with (i) the Trust (other than as a Trustee), (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by, or is under common control with the Adviser or the Distributor (other than as a Trustee), (iii) the Adviser, the Distributor or other affiliate of the Trust, or (iv) any person controlling, controlled by or under common control with the Adviser or the Distributor. Also since January 1, 2010, none of these individuals owns, beneficially or of record, securities issued by (i) the Adviser or the Distributor or (ii) any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor. Finally, none of these individuals or their immediate family members has an interest in a transaction with a “related person” of the company. A “related person” is (i) an executive officer of the Trust, (ii) an investment company having the same adviser or principal underwriter as the Funds or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser or the Distributor, (iii) an executive officer of such an investment company, (iv) the Adviser or the Distributor, (v) an executive officer of the Adviser or the Distributor, (vi) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor, or (vii) an executive officer of a person described in clause (vi) above.

The Trust, the Adviser, and the Distributor have adopted a code of ethics under Rule 17j-1 of the Investment Company Act. This code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Funds of the Trust, with certain exceptions.

As of January 31, 2011, to the knowledge of the Funds, the Trustees and officers of the Trust, as a group, owned beneficially approximately 1.70% of the shares of beneficial interest of the First Eagle Fund of America. As to the remaining Funds, and also as of that date and to the knowledge of the Funds, the Trustees and officers of the Trust, as a group, owned less than 1% of the shares of the beneficial interest of each.

As of January 31, 2011, to the knowledge of the Funds, the following shareholders owned 5.00% or more of the Funds’ securities:

To the knowledge of the Funds, share ownership shown below is record ownership unless marked as both record and beneficial ownership via the “(R/B)” notation.

First Eagle Global Fund:

Class A—UBS WM USA, 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055, 13.30%; Charles Schwab & Co Inc., 101 Montgomery Street San Francisco, CA 94104, 7.23%.

Class I—Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 24.40%; Prudential Investment Management Service, FBO: Mutual Fund Clients, 3 Gateway Ctr. Newark, NJ 07102, 16.10%; Citigroup, 333 W 34th St New York, NY 10001, 12.65%; Charles Schwab & Co Inc., 101 Montgomery Street San Francisco, CA 94104, 9.64%.

Class C—Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 27.80%; Citigroup, 333 W 34th St New York, NY 10001, 12.22%; UBS WM USA, 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055, 7.58%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor Jersey City, NJ 07311, 5.72%.

First Eagle Overseas Fund:

Class A—Charles Schwab & Co Inc., 101 Montgomery Street San Francisco, CA 94104, 24.17%; UBS WM USA, 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055, 11.21%.

Class I—Charles Schwab & Co Inc., 101 Montgomery Street San Francisco, CA 94104, 20.34%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 10.60%; Prudential Investment Management Service, FBO: Mutual Fund Clients, 3 Gateway Ctr. Newark, NJ 07102, 9.32%; National Financial Services FBO, FIIOC- Qualified Employee Benefits, 100 Magellan Way Covington, KY 41015, 7.68%; Citigroup, 333 W 34th St New York, NY 10001, 6.74%.

Class C—Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 21.97%; Citigroup, 333 W 34th St New York, NY 10001, 14.40%; UBS WM USA, 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055, 9.13%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor Jersey City, NJ 07311, 5.48%.

First Eagle U.S. Value:

Class A—UBS WM USA, 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055, 14.97%; Charles Schwab & Co Inc., 101 Montgomery Street San Francisco, CA 94104, 8.88%.

Class I—Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 22.61%; Prudential Investment Management Service, FBO: Mutual Fund Clients, 3 Gateway Ctr. Newark, NJ 07102, 19.48%; Citigroup, 333 W 34th St New York, NY 10001, 14.85%; Charles Schwab & Co Inc., 101 Montgomery Street San Francisco, CA 94104, 5.99%.

Class C—Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 22.47%; Citigroup, 333 W 34th St New York, NY 10001, 9.41%; UBS WM USA, 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055, 5.74%.

First Eagle Gold

Class A—UBS WM USA, 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055, 13.03%; Charles Schwab & Co Inc., 101 Montgomery Street San Francisco, CA 94104, 11.83%; Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 5.23%.

Class I—Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 54.95%; Prudential Investment Management Service, FBO: Mutual Fund Clients, 3 Gateway Ctr. Newark, NJ 07102, 9.26%; Citigroup, 333 W 34th St New York, NY 10001, 5.07%.

Class C—Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 23.56%; Citigroup, 333 W 34th St New York, NY 10001, 14.41%; UBS WM USA, 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055, 10.41%.

First Eagle Fund of America

Class Y—Charles Schwab & Co Inc., 101 Montgomery Street San Francisco, CA 94104, 15.54%; National Financial Services One World Financial Center, 200 Liberty Street New York, NY 10281, 10.97%; Wells Fargo Bank, FBO: Texasavers 401k Plan 8515 E Orchard Rd # 2T2 Greenwood Vlg, CO 80111-5002, 7.62%.

Class A—UBS WM USA, 499 Washington Blvd Fl 9 Jersey City, NJ 07310-2055, 8.98%; Morgan Stanley Smith Barney, Harborside Financial Center, Plaza 2, 3rd Floor Jersey City, NJ 07311, 5.34%.

Class C—Merrill Lynch Pierce Fenner & Smith, 4800 Deer Lake Drive Jacksonville, FL 32246-6486, 17.72%; Citigroup, 333 W 34th St New York, NY 10001, 6.12%.

First Eagle Arbitrage Opportunity Fund2

Class A	— None
Class I	— None
Class C	— None

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

As described in the Trust’s Prospectus, FEIM is the Trust’s investment adviser and, as such, manages the Global Fund, the Overseas Fund, the U.S. Value Fund, the Gold Fund, the Fund of America and the Arbitrage Opportunity Fund. FEIM is a subsidiary of ASB Holdings, a privately owned holding company. The Adviser’s primary offices are located at 1345 Avenue of the Americas, New York, NY 10105.

Under its investment advisory contracts with the Trust on behalf of the Global Fund, the Overseas Fund and the Gold Fund, which became effective December 31, 1999, on behalf of the Fund of America, which became effective on January 1, 2003, and on behalf of the Arbitrage Opportunity Fund, which became effective [•], 2011, FEIM furnishes each Fund with investment advice consistent with its stated investment objective. Prior to December 31, 1999, the Global Fund, the Overseas Fund and the Gold Fund had an advisory contract with Société Générale Asset Management

2 As of [•], 2011, [•] was the sole shareholder of Arbitrage Opportunity Fund, and held only Class I Shares.

Corp. (“SGAM Corp.”). FEIM also furnishes the Trust with office space and certain facilities required for the business of the Funds, and statistical and research data, and pays any compensation and expenses of the Trust’s officers (including part of the compensation of the Chief Compliance Officer and certain other of the Trust’s officers). Certain of these expenses are subject to reimbursement to the Adviser as described under the heading “Payments to the Adviser and Subadviser” below.

On December 22, 1999, the shareholders of the Global Fund, the Overseas Fund and the Gold Fund, and on August 31, 2001, the shareholders of the U.S. Value Fund approved the Advisory Agreement between the Trust and the Adviser applicable to those Funds. On December 10, 2002, the shareholders of the Fund of America approved the Advisory Agreement between the Trust and the Adviser applicable to that Fund. On [•], 2011 the shareholders of the Arbitrage Opportunity Fund approved the Advisory Agreement between the Trust and the Adviser applicable to that Fund. The Board of Trustees approved these Advisory Agreements most recently on June 8, 2011.

During the course of their most recent review, the Trustees covered the following, among other topics:

•	The Trustees reviewed each Fund’s long-standing historical relationship with the Adviser and the institutional resources available to the Adviser.

•

The Trustees reviewed the performance of each Fund on both an absolute and a relative basis. Significant short-term and long-term outperformance (over most periods reviewed) was noted for all Funds relative to the Funds’ benchmarks, to the performance of peer mutual funds and to Morningstar, Lipper and similar composites. While longer-term outperformance was noted for the Gold Fund, the Trustees commented on (and management discussed) the two Funds’ trailing one-year relative performance. The Trustees also commented on each Fund’s performance against benchmarks and peers during the down market of 2008, noting relative outperformance during that period as an indicator of solid market risk management. Performance for each Fund was determined to be excellent given its returns relative to benchmarks and peers (looking primarily to medium- and longer-term returns in the case of the Gold Fund).

•

The Trustees reviewed the total compensation to be received by the Adviser and the Funds’ total cost for using the Adviser’s services, taking into account expenses incurred by the Adviser that are passed through to the Funds. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore reasonable under the circumstances. As part of their analysis, the Trustees considered competitive prices for services comparable to those provided by the Adviser. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser’s fees were competitive, as each Fund’s net management fee, except that of the First Eagle Fund of America, was generally similar to or lower than its reviewed peer group average and peer group median. After noting that First Eagle Fund of America’s net management fee was higher than any of its reviewed peers, the Trustees determined that the fee was justified by the superior service record, consistent long-term performance, and management team stability achieved. The Trustees also considered the advisory fees charged to institutional clients of the Adviser, taking into consideration the differing requirements of such clients. While analyzing the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars and absence of affiliated broker-dealer relationships.

•

The Trustees’ reviewed the Funds’ expense ratios, which were deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to total assets and noted that the Funds’ expense ratios decreased over several years as the Funds grew, highlighting a benefit to shareholders resulting from the development of economies of scale in the operation of the Funds. The Trustees also noted that expense ratios for the Funds generally had decreased over the prior fiscal year, after generally experiencing increases in the 2009 period (except that the expense ratio for Overseas Variable Fund had increased in the 2010 period after a decrease in 2009). All changes in the expense ratios during those two periods were viewed as modest. The Trustees also considered the effect on expense ratios of Fund asset size and of particular categories of expenses, both currently and relative to prior periods.

•

The Trustees’ reviewed the Adviser’s financial condition and profitability. They commented that profits appear healthy and that the Adviser has always shown the willingness to commit resources to support investment in the business. The Trustees noted the effect of particular categories of expenses, including compensation, on the Adviser’s financial condition.

At the conclusion of their review, with no single factor being determinative, the Trustees determined that the Advisory Agreements serve the interests of the Funds and their shareholders and should be continued.3

The Subadviser

Pursuant to a subadvisory agreement (“Subadvisory Agreement”) and subject to the oversight of the Adviser, Iridian Asset Management LLC (“Iridian”) manages the investments of the Fund of America. Iridian is a Delaware limited liability company with primary offices located at 276 Post Road, Westport, CT 06880. Mr. Levy is a portfolio manager of the Fund of America and, as an employee of FEIM, was a portfolio manager of Fund of America in its prior format as a series of the First Eagle Funds trust since its inception in April 1987. Mr. Cohen is a portfolio manager of the Fund of America and, as an employee of FEIM, was a portfolio manager of the Fund of America in its prior format as a series of the First Eagle Funds trust since 1989. Prior to the Subadvisory Agreement, Messrs. Levy and Cohen were employed by FEIM since 1985 and 1989, respectively. Iridian is wholly owned by entities controlled by Messrs. Levy and Cohen.

The shareholders of the Fund of America approved the Subadvisory Agreement most recently on September 18, 2009. The Board of Trustees approved the Agreement most recently on December 16, 2010. In doing so, the Trustees considered the Adviser’s capacity and commitment to oversee the Subadviser’s portfolio management services, as well as the costs and benefits of continuing the Fund’s relationship with Messrs. Levy and Cohen. The Trustees highlighted that fees attributable to the Subadviser are paid by the Adviser and therefore do not increase the total advisory fees borne by the Fund’s shareholders. They spoke approvingly about the Fund’s investment performance, which was superior and more consistent over the long-term than the reviewed peer group average. They also noted the costs incurred by the Subadviser in delivering its services, as well as the impact of soft dollars and other benefits to the Subadviser resulting from its relationship with the Fund. At the conclusion of their review, with no single factor being determinative, the Trustees determined that the Subadvisory Agreement serves the interests of the Fund and its shareholders and should be continued. (A number of the factors evaluated by the Trustees in considering the Advisory Agreements were found not to be additionally relevant in respect of the Subadvisory Agreement, principally because the payments in question had been separately evaluated in respect of the Fund of America Advisory Agreement.)

As to each Fund, the Advisory Agreement, and additionally with respect to the Fund of America, the Subadvisory Agreement, will continue in effect after the end of the initial two-year period from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice. The Subadvisory Agreement provides that Iridian will not be liable for any error of judgment or for any loss suffered by the Fund of America in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Subadvisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days’ nor less than 30 days’ written notice.

Payments to the Adviser and Subadviser

In return for the services listed above, each Fund pays FEIM a fee at the annual rate of the average daily value of the Fund’s net assets as follows:

Global Fund	0.75%
Overseas Fund	0.75%
U.S. Value Fund	0.75%
Gold Fund	0.75%
Fund of America	1.00%
Arbitrage Opportunity Fund	1.00%

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and, in accordance with its agreement with them, the Funds reimburse the Adviser for costs (including

[3] This section is to be updated to include the Trustees discussion of the Advisory Agreement for the Arbitrage Opportunity Fund.

personnel, compensation, overhead and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the value of a Fund’s average daily net assets. (Reimbursements are not made by the Arbitrage Opportunity Fund, which instead pays the Adviser for these services a regular fee at an annual rate of 0.05% of the value of a Fund’s average daily net assets.)

With respect to the Fund of America, the fees to be paid to Iridian under the Subadvisory Agreement will be based on a reference amount equal to 50% of the combined (i) fees received by the FEIM for advisory services on behalf of the Fund of America and (ii) fees received by FEF Distributors, the Fund’s distributor (previously defined as the “Distributor”), for its shareholder liaison services on behalf of the Fund of America (as described under the section “Distributor of the Funds’ Shares” below). These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

Advisory and Subadvisory fees are paid monthly. The annual fee rates listed above for the Global Fund, the Overseas Fund, the Gold Fund and the Arbitrage Opportunity Fund, respectively, are higher than the rate of fees paid by most U.S. mutual funds that invest primarily in domestic equity securities. The Trust believes, however, that the advisory fee rates are not higher than the rate of fees paid by most other mutual funds that invest significantly in foreign equity securities.

For the fiscal year ended October 31, 2010, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Fund of America paid investment advisory fees in the amount of $159,229,458, $57,850,964, $8,739,573, $17,340,107 and $9,789,326, respectively.

For the fiscal year ended October 31, 2009, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Fund of America paid investment advisory fees in the amount of $126,386,014, $45,846,935, $5,784,712, $9,940,205 and $7,312,144, respectively.For the fiscal year ended October 31, 2008, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Fund of America paid investment advisory fees in the amount of $162,361,713, $67,137,015, $4,541,725, $8,278,266 and $8,436,675, respectively.

For the fiscal year ended October 31, 2010, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Fund of America reimbursed the Adviser for certain administrative and accounting costs (pursuant to the reimbursement program described under the listing of advisory fees set out above) in the amount of $4,318,553, $1,551,691, $185,619, $317,978 and $195,851, respectively. These expense reimbursements are in addition to advisory fees paid.

For the fiscal year ended October 31, 2009, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Fund of America reimbursed the Adviser for certain administrative and accounting costs (pursuant to the reimbursement program described under the listing of advisory fees set out above) in the amount of $4,667,076, $1,696,575, $195,218, $321,919 and $195,481, respectively. These expense reimbursements are in addition to advisory fees paid.

For the fiscal year ended October 31, 2008, the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund and Fund of America reimbursed the Adviser for certain administrative and accounting costs (pursuant to the reimbursement program described under the listing of advisory fees set out above) in the amount of $4,399,603, $1,860,199, $124,282, $222,837 and $171,742, respectively. These expense reimbursements are in addition to advisory fees paid.

No such advisory fees or expenses reimbursed were paid by Arbitrage Opportunity Fund during the period shown above, although certain payments of a similar nature were paid by the Predecessor Fund. During that period, the Fund paid investment advisory fees at an annual rate of 1.5% of the Fund’s average daily net asset value per year and also made payments to the Adviser based on the Fund’s investment performance.

Portfolio Managers

Messrs. Matthew McLennan and Abhay Deshpande along with Associate Portfolio Manager Kimball Brooker, Jr. manage Global Fund. Matthew McLennan, Abhay Deshpande and Kimball Brooker, Jr. manage Overseas Fund. Abhay Deshpande and Rachel Benepe manage Gold Fund. Matthew McLennan, Abhay Deshpande, Kimball Brooker, Jr. along with Associate Portfolio Manager Matt Lamphier manage U.S. Value Fund. Each of these portfolio managers receives significant input and support from a team of investment professionals. Additional information regarding these investment professionals is available on the following pages.

Messrs. Harold J. Levy and David L. Cohen, principals of Iridian, are the portfolio managers of the Fund of America. Mr. Levy has primary responsibility for this Fund’s day-to-day management and is assisted by Mr. Cohen. Messrs. Jason B. Dahl and Jonathan R. Spitzer manage the Arbitrage Opportunity Fund.

The following table provides information as of October 31, 2010 relating to the activities, and investments in the Funds, by the portfolio managers of the Funds (other than the Arbitrage Opportunity Fund).

Portfolio Manager	Number of Registered Investment Companies Managed and Total Assets for such Accounts*	Beneficial Ownership of Equity Securities in the Trust	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Matthew McLennan	4 accounts with assets of $34.8 billion	Over $1,000,000	5 accounts with assets of $1.8 billion	6 accounts with assets of $951.0 million
Abhay Deshpande	5 accounts with assets of $38.0 billion	Over $1,000,000	5 accounts with assets of $1.8 billion	6 accounts with assets of $951.0 million
Rachel Benepe	1 account with assets of $3.2 billion	$50,001-$100,000	None	None
Harold J. Levy	1 account with assets of $1.1 billion	Over $1,000,000	2 accounts with assets of $293.8 million	127 accounts with assets of $4.76 billion
David L. Cohen	3 accounts with assets of $1.2 billion	Over $1,000,000	2 accounts with assets of $61.3 million	20 accounts with assets of $735.4 million
Kimball Brooker, Jr.	2 accounts with assets of $10.2 billion	$500,001-$1,000,000	1 account with assets of $178.0 million	6 accounts with assets of $951.0 million
Matt Lamphier**	1 account with assets of $1.3 billion	$50,001-$100,000	None	None

*	The data provided herein includes the Funds and the Variable Funds, where applicable.

**	Mr. Lamphier became an Associate Portfolio Manager and assumed these duties February 15, 2011.

The following table provides information as of October 31, 2010 relating to the activities, and investments in the Arbitrage Opportunity Fund, by the portfolio managers of the Arbitrage Opportunity Fund.

Portfolio Manager	Number of Other Pooled Investment Vehicles Managed and Total Assets for such Accounts	Number of Other Accounts Managed and Total Assets for such Accounts
Jason B. Dahl***	2 accounts with assets of 437.4 million	1 account with assets of 20.9 million
Jonathan R. Spitzer***	2 accounts with assets of 437.4 million	1 account with assets of 20.9 million

***

The data provided for Messrs. Dahl and Spitzer does not include the Arbitrage Opportunity Fund (because it had not commenced operations as of that date) but does include the Arbitrage Opportunity Fund’s Predecessor Fund.

With respect to the accounts identified in the table above, Mr. McLennan manages 2 pooled investment vehicles with assets totaling $1.3 billion for which the advisory fees are based in part on the performance of the accounts. None of his other managed accounts pay performance-based advisory fees. Mr. McLennan’s compensation consists of salary, a performance bonus and participation in a company-funded retirement plan, with the performance bonus representing an important portion of total compensation. Mr. McLennan’s bonus is awarded in the firm’s discretion, subject to agreed upon minimums, and will reflect the investment performance of each Fund and any other account managed by him, the financial results of the firm as a whole, and his contributions to the firm both as an individual and as the Head of the First Eagle Global Value Team. There are no pre-determined performance or other benchmarks for these bonuses. In addition to this bonus, Mr. McLennan is entitled to receive certain payments based on the investment returns of the Global Fund and an employee forgivable loan. Mr. McLennan also received reimbursement for certain relocation and personal expenses.

With respect to the accounts identified in the table above, Mr. Deshpande manages 2 pooled investment vehicles with assets totaling $1.3 billion for which the advisory fees are based in part on the performance of the accounts. None of his other managed accounts pay performance-based advisory fees. Mr. Deshpande’s compensation consists of salary, an annual bonus and participation in a company-funded retirement plan, with the annual bonus representing an important portion of total compensation. The annual bonus consists of an objectively determined cash component based on the performance of certain accounts managed by Mr. Deshpande, a subjectively determined cash component based on Mr. Deshpande’s contributions to the firm both as an individual and as a member of the firm’s Global Value Team, and an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds.

With respect to the accounts identified in the table above, as of October 31, 2010, Mr. Brooker manages no pooled investment vehicles or accounts for which the advisory fees are based in part on the performance of the accounts. None of his other managed accounts pay performance-based advisory fees. Mr. Brooker’s compensation consists of salary, an annual bonus and participation in a company-funded retirement plan, with the performance bonus representing an important portion of total compensation. Mr. Brooker’s bonus is awarded in the firm’s discretion, subject to agreed upon minimums, and will reflect the investment performance of each Fund and any other account managed by him, the financial results of the firm as a whole, and his contributions to the firm both as an individual and as a member of the First Eagle Global Value Team.

Ms. Benepe manages no pooled investment vehicles or accounts for which the advisory fees are based in part on the performance of the accounts. Ms. Benepe’s compensation consists of salary, an annual bonus and participation in a company-funded retirement plan, with the bonus representing an important portion of total compensation. The annual bonus consists of an objectively determined cash component based on the performance of certain client accounts, a subjectively determined cash component based on Ms. Benepe’s contributions to the firm and as a member of the firm’s Global Value Team, and an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds.

Mr. Lamphier manages no pooled investment vehicles or accounts for which the advisory fees are based in part on the performance of the accounts. Mr. Lamphier’s compensation consists of salary, an annual bonus and participation in a company-funded retirement plan, with the bonus representing an important portion of total compensation. The annual bonus consists of an objectively determined cash component based on the performance of certain client accounts, a subjectively determined cash component based on an individual’s contributions to the firm and as a member of the firm’s Global Value Team, and an award under a long-term incentive plan established by the firm. Awards under this plan are notionally allocated among certain of the First Eagle Funds.

With respect to the accounts identified in the table above for Mr. Dahl, each account pays a fee based in part on the performance of the account. Mr. Dahl’s compensation consists of salary, a performance bonus and participation in a company-funded retirement plan, with the performance bonus representing an important portion of total compensation. Mr. Dahl’s bonus is awarded in the firm’s discretion and will reflect the investment performance of the Arbitrage Opportunity Fund and any other account managed by him, the financial results of the firm as a whole and his contributions to the firm. There are no pre-determined performance or other benchmarks for this bonus.

With respect to the accounts identified in the table above for Mr. Spitzer, each account pays a fee based in part on the performance of the account. Mr. Spitzer’s compensation consists of salary, a performance bonus and participation in a company-funded retirement plan, with the performance bonus representing an important portion of total compensation. Mr. Spitzer’s bonus is awarded in the firm’s discretion and will reflect the investment performance of the Arbitrage Opportunity Fund and any other account managed by him, the financial results of the firm as a whole and his contributions to the firm. There are no pre-determined performance or other benchmarks for this bonus.

Performance fees for a particular account of the Adviser do not accrue to any particular portfolio manager. Additionally, each of Messrs. McLennan, Deshpande, Brooker, Lamphier, Dahl and Spitzer and Ms. Benepe receive profit interests, which make them eligible, subject to customary vesting arrangements, for a share of the profits of the Adviser. Profits for this purpose are calculated firm-wide and therefore relate to investment products and business lines beyond those managed by the particular portfolio manager.

With respect to the accounts identified in the table above, Mr. Levy manages 1 pooled investment vehicle with assets totaling $80.24 million for which the advisory fees are based in part on performance of such accounts and manages another account with assets totaling $54.7 million for which the advisory fees are based in part on performance. Performance fees for a particular account of Iridian do not accrue, however, to any particular portfolio manager. As of January 1, 2011, Iridian’s portfolio manager compensation is a combination of salary, firm profitability and automatic participation in a company-funded retirement plan. Profitability of Iridian is the most significant portion of total compensation. Iridian’s portfolio managers are not compensated for new business development and client retention.

Although the identified portfolio managers (i.e., Messrs. McLennan, Deshpande, Brooker, Lamphier, Dahl, Spitzer, Ms. Benepe and Messrs. Levy and Cohen) may be assisted by a team of professionals, such as research analysts, associate portfolio managers and trading personnel, no other person has final responsibility for Fund investment decisions. In order to provide you with additional information regarding the Adviser, the following table identifies the team of investment professionals assisting Messrs. McLennan, Deshpande, Brooker, Lamphier, and Ms. Benepe and provides information regarding their professional backgrounds.

	Principal Occupation(s) During Past 5 Years	Areas of Specialty
Alan Barr, CFA

Mr. Barr joined the Adviser as a research analyst in March 2001. As an equity research analyst, he spent four years at PNC Bank and, prior to that, seven years at Rittenhouse Financial Services. Mr. Barr graduated from Temple University in 1985 with an undergraduate degree in Communications.

Non-food consumer products, forest products/paper and chemicals.

Rachel Benepe

Ms. Benepe joined the Adviser in April 2008. Before attending business school, she worked for Prudential Securities as an Investment Banking Analyst and at Lehman Brothers as an Equity Research Associate focusing on Metals and Mining. After completing her MBA, she researched Beverages for three years at both Gabelli and Company and Citigroup and was also an Investment Analyst at Artemis Advisers, focusing on Consumer, Retail, Media and Industrials. Ms. Benepe is a graduate of the University of Pennsylvania and received her MBA from Columbia Business School in 2003. Ms. Benepe manages the Gold Fund with Mr. Deshpande.

Americas retail, gold, metals & mining industries, steel and coal, automobiles, and beverages.

Kimball Brooker, Jr

Mr. Brooker joined the Adviser in January 2009. He began his career in 1992 as a financial analyst at Lazard Freres & Co. and went on to join J.P. Morgan as an associate in the Investment Banking Department, specifically the billion dollar private equity fund Corsair. Following the completion of his MBA, Mr. Brooker returned to JPM and was named Chief Investment Officer of Corsair Funds and became a Managing Director thereafter. By 2006 he completed Corsair’s spin-off from JPM and successfully managed nearly $3 billion. Mr. Brooker is a graduate of the Yale University and was awarded his MBA from Harvard University in 1998. Mr. Brooker is a Portfolio Manager of the Overseas Fund and U.S. Value Fund with Portfolio Managers Matthew McLennan, Abhay Deshpande and additionally with, for U.S. Value Fund, Associate Portfolio Manager Matt Lamphier. Mr. Brooker is also an Associate Portfolio Manager of the Global Fund with Portfolio Managers Matthew McLennan and Abhay Deshpande.

Banks, commercial services & financial services and holding companies.

Giorgio Caputo

Mr. Caputo joined the Adviser in September 2009. Mr. Caputo began his career in 1996 as a quantitative analyst in the Equity Derivatives Trading/Analytics Group at Lehman Brothers and later went on to become a member of the Mergers and Acquisitions group at Credit Suisse, focusing on industrial and services business and M&A Takeover Defense. Most recently, Mr. Caputo was a Managing Director at JANA Partners, LLC, where he pursued value-oriented, equity and credit investments across industrial, services and technology sectors. He is fluent in both the German and Italian languages. Mr. Caputo is a graduate of Princeton University and was awarded his MBA from Columbia Business School.

Distributors, integrated oils and special situations.

	Principal Occupation(s) During Past 5 Years	Areas of Specialty
Manish Gupta

Mr. Gupta joined the Adviser in October 2009. Mr. Gupta began his career in the technology sector as an intern at Microsoft Corporation, and spent the following six years as a software engineer at Cisco Systems. Most recently, Mr. Gupta was an equity research analyst at Cantillon Capital Management, covering technology, professional and commercial services, transportation and select industrials. Prior to this, he interned as a financial services sector analyst at Fidelity Management and Research. Mr. Gupta is a graduate of the Institute of Technology BHU in Varanasi, India and was awarded his MBA from Columbia Business School.

Technology (focusing on hardware & equipment) and commodity chemicals.

Robert Hordon, CFA

Mr. Hordon joined the Adviser in July 2001 as a risk arbitrage analyst and became a research analyst for First Eagle Funds in 2008. He previously worked as an Equity Research Associate at Credit Suisse First Boston. Mr. Hordon is a graduate of Princeton University and Columbia Business School.

Real estate, Europe and Asia retail, infrastructure and construction materials.

Matt Lamphier, CFA

Mr. Lamphier joined the Adviser as a research analyst in May 2007. He previously worked at Merrill Lynch in Private Client Services, as an Equity Analyst at Security Capital Group, Northern Trust and, most recently, Trilogy Global Advisors. Mr. Lamphier is a graduate of the U.S. Air Force Academy and the University of Chicago Graduate School of Business. Mr. Lamphier is an Associate Portfolio Manager of the U.S. Value Fund with Portfolio Managers Matthew McLennan, Abhay Deshpande and Kimball Brooker, Jr.

Industrials, energy, gaming and leisure, transportation and medical devices.

Omar Musa

Mr. Musa joined the First Eagle Funds in July 2008. He previously worked as an Equity Analyst for Wasatch Funds and as a managing partner of the Charles River Growth Fund, Harvard University’s student-run fund. In addition, he is the co-founder of two major websites: TheWorldBlog.org, a nonprofit, well- renowned chronicle of Harvard students serving communities globally in an effort to raise awareness about world issues, and SoccerFansNetwork.com, which is visited by more than 2 million people a year. Mr. Musa received his B.A. with high honors in Economics from Harvard University. While at Harvard, he focused on Accounting, Behavioral Finance and Econometrics, among others, and speaks Arabic, Spanish and Portuguese.

Technology (focusing on software and services), utilities, and commercial paper.

Oanh Nguyen

Ms. Nguyen joined the Adviser in January 2007. Previously, Ms. Nguyen was a Research Analyst and Trader for Wyser-Pratte Management Co., an activist hedge fund focused on undervalued European equities. Ms. Nguyen also formerly worked at the U.S. Treasury Department as a Research Assistant for the International Affairs Group. She is a graduate of Wellesley College and the Fletcher School of Law and Diplomacy at Tufts University where she was a Woodrow Wilson Fellow.

Media and telecommunications.

Elizabeth Tobin

Ms. Tobin rejoined the Adviser in May 2009. Ms. Tobin is a senior research analyst covering pharmaceuticals, agricultural commodity stocks as well as a variety of other sectors. She began her career in 1986 when she joined the First Eagle Global Fund (formerly SoGen International Fund) at Société Générale to work with Jean-Marie Eveillard as a Research Analyst. In 1998, Ms. Tobin became an Associate Portfolio Manager on First Eagle Global and Overseas Funds working alongside Jean-Marie Eveillard. While at First Eagle, Ms. Tobin primarily covered the health care, consumer products, forest products, real estate, industrials, media, technology and holding companies sectors. In 2001 she left the Firm, and from 2002-2008 managed assets for select European private clients following the same value approach she had employed for 15 years at First Eagle. Ms. Tobin holds an undergraduate degree in comparative literature from the University of Paris and an MBA in International Finance from Fordham University.

Pharmaceuticals and agricultural commodity stocks.

	Principal Occupation(s) During Past 5 Years	Areas of Specialty
Mark Wright, CFA

Mr. Wright joined the Adviser in July 2007. Previously, Mr. Wright was a Senior Analyst for Investment Banking at Dresner Capital Resources and, prior to that, spent 13 years at Morningstar as a Senior Analyst, Finance Consultant and Director of Tools & Portfolio Content. He is a graduate of the University of Chicago and the Sloan School of Management at MIT.

Banks, bankruptcy, food, and homebuilders.

Jean-Marie Eveillard, the Funds’ prior Portfolio Manager with the First Eagle Global Value Team (department of First Eagle Investment Management, LLC covering all the Funds except Arbitrage Opportunity Fund and Fund of America) continues to be employed with the Adviser and now serves in a senior advisory position in which he provides investment consultation and advice to the First Eagle Global Value Team’s portfolio management team and to senior management. Since June 2008, he also serves on the Boards of Trustees of the First Eagle Fund and First Eagle Variable Funds. In addition, Bruce Greenwald joined the Adviser as a consultant and as Director of Research for its First Eagle Global Value Team (a department of First Eagle Investment Management, LLC) in September 2007. Professor Greenwald holds the Robert Heilbrunn Professorship of Finance and Asset Management at Columbia Business School and is the academic Director of the Heilbrunn Center for Graham & Dodd Investing. Messrs. McLennan, and Deshpande, and Ms. Benepe, in conjunction with senior analysts and Professor Greenwald, are responsible for hiring, training and supervising the First Eagle Global Value Team’s research analysts.

Conflicts of Interest

Personnel of the Adviser and/or Subadviser (including the Funds’ portfolio managers identified above) serve as portfolio managers to certain clients and unregistered investment companies that may utilize an investment program that is substantially similar to that of a Fund managed by such person. In addition, the Adviser and Subadviser currently serve, or may in the future serve, as investment adviser to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees). Consequently, the Adviser’s and Subadviser’s investment management activities may present conflicts between the interests of a Fund and those of the Adviser and/or Subadviser and potentially among the interests of various accounts managed by the Adviser and/or Subadviser, principally with respect to allocation of investment opportunities among similar strategies. Although each of the Adviser and the Subadviser has adopted allocation procedures intended to provide for equitable treatment of all accounts over time, it is possible that circumstances may arise requiring case-by-case treatment and that each client account will not necessarily participate in the same transaction. The allocation procedures generally contemplate similar treatment for like accounts, with exceptions for various special considerations, including an account’s tax position, cash management requirements, concentration tolerance or minimum investment size policies. At times a portfolio manager may determine that an investment opportunity may be appropriate for only some accounts or accounts managed by the Adviser or Subadviser and/or may take different positions with respect to a particular security. In these cases, the Adviser or Subadviser may execute differing or opposite transactions for one or more accounts, which may affect the market price or the execution of the transactions or both, to the detriment of one or more other accounts. Conflicts also may be presented by Messrs. McLennan’s, Deshpande’s, Brooker’s, Lamphier’s, Dahl’s, Spitzer’s and Ms. Benepe’s, portfolio manager compensation arrangements, in that they are not dependent on any particular level of investment performance. In addition, Mr. McLennan’s receipt of certain payments based solely on the investment returns of the Global Fund may present a conflict of interest in balancing his roles as portfolio manager of the Overseas Fund, the U.S. Value Fund and the Global Fund. Also, these payments to Mr. McLennan are ordinary income for him for U.S. federal income tax purposes and are not adjusted to reflect the “tax character” of the Global Fund’s investment performance, so that the payments do not directly align with the investment experience of a taxable investor in the Global Fund. Generally, the portfolio managers have significant personal investments in the First Eagle Funds as a whole, but may not be invested in all of the Funds that they manage (and are not invested in one Fund to another to the same extent).

VOTING OF PROXIES

The Board of Trustees has delegated to the Adviser (and Subadviser in the case of Fund of America) the authority to vote proxies received by the Funds from the companies in which they invest (for this purpose, the “portfolio positions”). The Adviser and Subadviser have adopted policies and procedures (the “Policies”) regarding the voting of such proxies, which policies have been reviewed and approved by the Board of Trustees as appropriate to their management of the Funds’ assets. It is the policy of the Adviser and the Subadviser to vote client proxies in a manner that serves the best interest of the client.

The Policies provide for procedures that address conflicts of interest between the Adviser or Subadviser and a client with respect to voting proxies. With regard to the Adviser this may involve review of a proposed vote by their compliance personnel and, in certain circumstances, will require consultation with the client or its representative (the Board of Trustees, in the case of the Trust). The Adviser or Subadviser may abstain from voting from time to time when it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.

The Adviser relies on Institutional Shareholder Services Inc., a subsidiary of MSCI Inc. (“ISS”), a third party proxy voting service, for recommendations as to voting on particular issues and for technical assistance in tracking instances in which the Funds have the opportunity to vote and in transmitting voting instructions to the relevant corporate issuer or its proxy tabulation agents. The Adviser utilizes ISS as a resource to enable it to make better-informed proxy voting decisions and to limit the potential for conflicts in the proxy voting process. The Adviser has analyzed and determined the ISS. Proxy Guidelines to be largely consistent with the views or the Adviser on various types of proxy proposals. Therefore, in many cases, the voting recommendation of the third party service is followed. However, the Adviser may determine to vote a proxy in a manner other than the manner recommended by its proxy voting service provider. While other services may be relied on from time to time, the Adviser relies principally on proxy voting services provided by ISS. General information about ISS voting recommendations is available on ISS’s website at http://www.msci.com (with separate voting “guidelines” listed for U.S. securities, international securities, Canadian securities and U.K. securities — certain guidelines on that website, however, do not apply to ISS’s recommendations made for the Funds, such as those for pension plan investors and socially responsible investors).

In the case of the Subadviser, the Policies also establish guidelines under which the Subadviser generally will vote with management of a portfolio position on various routine matters (such as the election of directors/trustees, the appointment of auditors, and establishing the date and place of an annual meeting, among others) but will evaluate non-routine matters (such as compensation plans, changes in investment policies, and changes in voting rights, among others) on a case by case basis. The Adviser has determined not to establish guidelines of this type and prefers instead to review individual voting decisions on their merits or, in the case of a material conflict, to defer to a third party proxy service.

Information regarding the proxy-voting record of the Trust for the most recent twelve-month period ended June 30 is available by calling the Trust at (800) 334-2143. This information also is available on the SEC’s website at http://www.sec.gov.

DISTRIBUTOR OF THE FUNDS’ SHARES

FEF Distributors, LLC serves as the Distributor of the Funds’ shares. FEF Distributors, LLC is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”). FEF Distributors, LLC is a wholly-owned subsidiary of the Adviser.

Each Fund pays the Distributor a Rule 12b-1 fee to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions on Class A shares at the annual rate of up to 0.25% of the average daily net assets of each Fund’s outstanding Class A shares. Each Fund pays the Distributor Rule 12b-1 and service fees on Class C shares at the combined annual rate of up to 1.00% of the average daily net assets of each Fund’s outstanding Class C shares. The Fund of America pays the Distributor a Rule 12b-1 fee on Class Y shares at the annual rate of up to 0.25% of the average daily net assets of the Fund’s outstanding Class Y shares. These payments (other than service fees) may also be used to cover expenses incurred by the Distributor for providing sales and promotional activities under the Funds’ Rule 12b-1 Plan, including the printing and distribution of sales literature and prospectuses sent to prospective investors. The Distributor also normally retains part of the initial sales charge as its underwriter’s allowance on sales of Class A shares, and when it does broker-dealers may be deemed to be underwriters as that term is defined under the 1933 Act. Pursuant to the Distribution and Services Agreements between the Distributor and the Trust, the Funds agree to indemnify the Distributor against certain liabilities under the 1933 Act.

The Funds’ Rule 12b-1 Plan is a compensation plan which means that the Funds pay the Distributor for distributor services based on the net assets of Class C and Class A shares. The Distributor pays financial services firms fees for distributing the Class C and Class A shares (and Class Y shares for the Fund of America). The Class I shares of the Global Fund, the Overseas Fund, the U.S. Value Fund and the Gold Fund do not participate in the Plan.

Under the Rule 12b-1 Plan, for the 12-month period ended December 31, 2010, the Distributor (or its predecessor, another affiliate or related party of the Adviser) paid $103,821,269 to financial services firms as fees for distribution of Fund shares, $12,188,272 for compensation and overhead for internal marketing personnel, $667,996 for printing costs (for example, with respect to prospectuses for prospective investors or marketing materials for the Funds), $507,520 for payments to marketing consultants and for other professional services, and $2,093,629 for miscellaneous distribution-related costs. These payments aggregated $119,278,687, of which $105,775,051 was paid by the Distributor (or its predecessor) from amounts received by it under the Funds’ Rule 12b-1 Plan (which amounts included $1,707,211 retained by the Distributor (or its predecessor) under that Plan as fees for its own distribution activities on behalf of the Funds). The remainder of that aggregate amount was paid by the Distributor (or its predecessor) from its own assets. (Arbitrage Opportunity Fund paid no 12b-1 fees during the period.)

A Fund may, under policies approved by the Trust’s Board of Trustees, from time to time, enter into arrangements with institutions to provide sub-transfer agent services and other related services (e.g., client statements, tax reporting, order-processing and client relations) where a number of persons hold Fund shares through omnibus or other “street name” accounts registered with the Fund’s transfer agent, DST Systems, Inc. (“DST”). Under those arrangements, a Fund may compensate the institution rendering such services on a per sub-account basis, as an asset-based fee, as a sales fee or in some cases through a combination of the three. While the Adviser and the Distributor consider these to be payments for services rendered, they represent an additional business relationship between these sub-transfer agents and the Funds that often results, at least in part, from past or present sales of Fund shares by the sub-transfer agents or their affiliates. Such compensation paid by the Fund does not amount in aggregate for more than what otherwise would have been paid to DST for the same services. For the twelve-month period ended December 31, 2010, total sub-transfer agency payments of this nature made by the Funds were approximately $18,483,865, comprising a substantial portion of the Funds’ ongoing expenses. (Arbitrage Opportunity Fund paid no sub-transfer agency payments during the period.)

Additional payments relating to sub-transfer agency services are paid by the Distributor, the Adviser or an affiliate out of its or their own resources which is sometimes considered a form of “revenue sharing” (as further discussed below). For the twelve-month period ended December 31, 2010, the three firms receiving the largest such additional payments from these parties, in descending order of the size of the payments, were Financial Data Services, Inc., Pershing LLC, and National Financial Services LLC. Because these payments will vary according to a number of factors (including, for example, numbers of shareholder accounts serviced), this listing of firms can be expected to change in order and composition from time to time. Sub-transfer agency payments in excess of those paid by the Funds, as described above, represented, for the one year period ended December 31, 2010, approximately 0.006% of the Funds’ average net assets.

Revenue Sharing

The Distributor, the Adviser or an affiliate may, from time to time, out of its (or their) own resources, make substantial cash payments — sometimes referred to as “revenue sharing” — to broker dealers or financial intermediaries for various reasons. These payments may support the delivery of services to the Funds or to shareholders in the Funds, including, without limitation, transaction processing and sub-accounting services. These payments also may serve as an incentive to sell shares of the Funds and/or to promote retention of customer assets in the Funds. As such, they may be made to firms that provide various marketing support or other promotional services relating to the Funds, including, without limitation, advertising, access on the part of the Distributor’s personnel to sales meetings, sales representatives and/or management representatives of the broker dealer or other financial intermediary, as well as inclusion of the Funds in various promotional and sales programs. Marketing support services also may include business planning assistance, educating broker dealer personnel about the Funds and shareholder financial planning assistance.

Revenue sharing also may include any other payment requirement of a broker dealer or another third-party intermediary, including certain agreed upon “finder’s fees” as described in greater detail in the Prospectus. All such payments are paid by the Distributor, the Adviser or an affiliate of either out of its (or their) own resources and are in addition to any Rule 12b-1 payments described elsewhere in this Statement of Additional Information. Revenue sharing payments may be structured: (i) as a percentage of sales; (ii) as a percentage of net assets; (iii) as a fixed dollar amount; or (iv) as some combination of any of these. In many cases, they therefore may be viewed as encouraging sales activity or retention of assets in the Funds. Generally, any revenue sharing or other payments of the type just described will have been requested by the party receiving them, often as a condition of distribution, but are subject to negotiation as to their structure and scope.

The Distributor, the Adviser and/or an affiliate of either also pays from its (or their) own resources for travel and other expenses, including lodging, entertainment and meals, incurred by brokers or broker representatives related to diligence or informational meetings in which broker representatives meet with investment professionals employed by a Fund’s investment adviser, as well as for costs of organizing and holding such meetings. The Funds and/or such related parties to the Funds also may make payments to or on behalf of brokers or their representatives for other types of events, including sales or training seminars, and may provide certain small gifts and/or entertainment as permitted by applicable rules.

As of December 31, 2010, the parties with whom the Distributor, the Adviser and/or an affiliate of either have entered into written agreements to make revenue sharing payments with respect to the Funds are as follows (such payments not including, for this purpose, “finders’ fees” paid, the sub-transfer agency payments described above, and payments for entertainment, training and education activities for the brokers and broker representatives, their investment professionals and/or their clients or potential clients):

Parties Having Revenue Sharing Agreements
with the Distributor, the Adviser or an Affiliate

Ameriprise Financial Services, Inc.
Citigroup Global Markets, Inc.
Morgan Stanley and Co. Inc.
Raymond James Financial Services, Inc.
UBS Financial Services, Inc.
Wells Fargo Advisors, LLC

The above-listed revenue sharing counterparties may change from time to time. For the one year period ended December 31, 2010, total revenue sharing payments made to parties with whom the Distributor, the Adviser or an affiliate maintains a revenue sharing agreement represented approximately 0.014% of the Funds’ average net assets.

Shareholders or prospective investors should be aware that revenue sharing arrangements or other payments to intermediaries could create incentives on the part of the parties receiving the payments to more positively consider the Funds relative to mutual funds either not making payments of this nature or making smaller such payments. A shareholder or prospective investor with questions regarding revenue sharing or other such payments may obtain more details by contacting his or her broker representative or other financial intermediary directly.

FUND SHARES

The shares of the beneficial interests of the Trust are currently classified as Class A shares, Class C shares and Class I shares of the Global Fund, Class A shares, Class C shares and Class I shares of the Overseas Fund, Class A shares, Class C shares and Class I shares of the U.S. Value Fund, Class A shares, Class C shares and Class I shares of the Gold Fund and Class A shares, Class C shares, Class Y shares of the Fund of America and Class A shares, Class C shares and Class I shares of the Arbitrage Opportunity Fund. All shares issued and outstanding are redeemable at net asset value at the options of shareholders. Shares have no preemptive or conversion rights.

The Board of Trustees is authorized to reclassify and issue any shares of the Trust without shareholder approval. Accordingly, in the future, the trustees may create additional series or classes of shares with different investment objectives, policies or restrictions. Any issuance of shares of another series or class would be governed by the 1940 Act and Delaware law. Each share of each Fund is entitled to one vote for each dollar of net asset value and a proportionate fraction of a vote for each fraction of a dollar of net asset value. Generally, shares of each Fund vote together on any matter submitted to shareholders, except when otherwise required by the 1940 Act or when a matter does not affect any interest of a particular class, in which case only shareholders of such other class or classes whose interests may be affected shall be entitled to vote. Shareholders shall not be entitled to cumulative voting in the election of Trustees or on any other matter.

You may convert Class A shares of the Global Fund, Overseas Fund, U.S. Value Fund, Gold Fund or Arbitrage Opportunity Fund having an aggregate value of $1 million or more into Class I shares of the same fund. Class A shares of these Funds held through certain “wrap fee” programs and 401(k) plans also may be eligible to be converted to Class I shares of the same fund. You also may convert Class C shares of the Global Fund, Overseas Fund, US Value Fund, Gold

Fund, Fund of America or the Arbitrage Opportunity Fund into Class A shares, Class I shares or (in the case of Fund of America only) Class Y shares of the same fund, provided that such conversion is taking place in a broker-dealer sponsored fee-based or “wrap” account or for accounts investing through an investment adviser or financial planner who charges a consulting, management or other fee for its services. Only Class C shares held longer than 13 months may be converted.

All conversions will take place at net asset value and shall not result in the realization of income or gain for federal income tax purposes. Share conversion privileges may not be available for all accounts and may not be offered at all dealers or financial intermediaries. For additional information concerning conversions, or to initiate a conversion, contact your dealer, financial intermediary or the First Eagle Funds at (800) 334-2143.

COMPUTATION OF NET ASSET VALUE

Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange is open for trading. The Exchange is closed on the following days: New Year’s Day, Rev. Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation. The ongoing expenses of a Fund are treated as liabilities of a Fund for this purpose and therefore reduce a Fund’s net asset value. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees and expense reimbursements paid to the Adviser, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). In the case of an option traded on a securities exchange for which a last sale price is not available, the option may be valued at its NBBO (national best bid and offer) reported by the Options Price Reporting Authority. Securities other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at its last sale price (or, if available in the case of NASDAQ securities, the NASDAQ Official Closing Price (“NOCP”)).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.). Forward currency contracts are valued at the current cost of covering or offsetting such contracts.

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

The 2:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed by the Adviser to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees.

Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and security-specific events. Certain Funds with significant non-U.S. holdings have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market generally require fair valuation of securities traded on that foreign market. The values assigned to a Fund’s holdings therefore may differ on occasion from reported market values, especially during periods of higher market price volatility. The Trust and the Adviser believe relying on the procedures described above will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

A Fund’s portfolio holdings are made public, as required by law, in the Fund’s annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders approximately 60 days after the last day of the relevant period. (In addition, these reports are available upon request as described on the front cover of this Statement of Additional Information.) Also as required by law, a Fund’s portfolio holdings are reported to the SEC approximately 60 days after the last day of the Fund’s relevant first or third fiscal quarterly period. Top position holdings (generally top-ten), as well as certain statistical information relating to portfolio holdings such as country or sector breakdowns, are posted to the Funds’ website on a monthly basis within 30 days after the end of each month. These postings can be located behind the “Portfolio Composition” icon on each Fund’s page of the website and generally are available for at least 30 days from their date of posting. Archived top holding postings are also available for up to six months. As should be clear, because the Funds consider current portfolio holding information proprietary, such information is typically withheld for some time before being made public.

When authorized by appropriate executive officers of the Funds, portfolio holdings information may be given more frequently than as just described to third-party Fund service providers, various mutual fund rating and ranking organizations and certain affiliated persons of the Funds. As of the date of this Statement of Additional Information, these persons are limited to the Distributor, the Funds’ custodian (full portfolio daily, no lag) and internal and external (State Street Bank & Trust Co.) accounting personnel (full portfolio daily, no lag), third party legal advisers, the Funds’ independent registered public accounting firm, various portfolio management and/or trading systems (ePAM, Charles River, ITG TCA, STAARS, Advent Geneva) (disclosure may vary but may sometimes include full portfolio daily, no lag), ISS (full portfolio at month end, no lag) and other proxy voting agents, Command Financial Press Corporation and Merrill Corporation, in connection with financial printing (full portfolio quarterly, approximately 30-day lag), portfolio analytics software provider FactSet Research Systems (full portfolio daily, no lag — only advisory and advisory support personnel of the Adviser have access to the FactSet outputs derived from these disclosures), portfolio analytics software provider Vestek (a Thomson Financial company) (full portfolio monthly, 45-day lag — Vestek, in turn, makes this information available to Smith Barney, although internal Smith Barney controls prohibit dissemination to Smith Barney traders, brokers or clients information other than top-10 holdings and general portfolio statistics), and the following mutual fund rating/ranking organizations, whose further dissemination is subject to the subscription rules of these rating/ranking organizations: Morningstar (full portfolio month-end, 45-day lag), Lipper (full portfolio month-end, 45-day lag), Bloomberg (full portfolio semi-annually, 45-day lag), and CDA Weisenberger/Thomson Financial (full portfolio month-end, 45-day lag). Finally, on occasion the Funds may disclose one or more individual holdings to pricing or valuation services (or to broker-dealers acting as market makers) for assistance in considering the valuation of the relevant holdings. The Funds’ regular pricing and fair valuation services are Reuters, FT Interactive Data (IDC), Bloomberg, PinkSheets.com, and OTCQuote.com (all such services have access to some or all of the portfolio daily, no lag).

In each of the cases described in the preceding paragraph, the information provided is subject to limitations on use intended to prohibit the recipient from trading on or inappropriately further disseminating it. As part of the internal policies and procedures, conflicts between the interests of the investors and those parties receiving portfolio information will be considered. In addition to the Funds’ policies and procedures in this area, a number of fund service providers maintain their own written procedures limiting use and further transmission of portfolio holdings information disclosed to them. Neither the Funds nor the Adviser (nor its affiliates) receives any compensation in connection with disclosure of information to these parties, and all such arrangements are pursuant to policies approved by the Board of Trustees, which has determined that they are appropriate and in the best interests of Fund shareholders. These Fund policies and procedures will be reviewed by the Trustees on an annual basis, for adequacy and effectiveness, in connection with the Funds’ compliance program under Rule 38a-1 under the Investment Company Act; and related issues will be brought to the attention of the Trustees on an as appropriate basis.

Additionally, the Adviser or its personnel from time to time may comment to the press, Fund shareholders, prospective investors or shareholder or investor fiduciaries or agents (orally or in writing) on one or more of the Funds’ portfolio securities or may state that the Funds recently purchased or sold one or more securities. This commentary also may include such statistical information as industry, country or capitalization exposure, credit quality information, specialized financial characteristics (alpha, beta, maturity, sharpe ratio, standard deviation, default rate, etc.), price comparisons to various measures, portfolio turnover and the like. No comments may be made, however, if likely to permit, in the sole judgment of the Adviser, inappropriate trading of Fund shares or of Fund portfolio securities.

HOW TO PURCHASE SHARES

The methods of buying and selling shares and the sales charges applicable to purchases of shares of a Fund are described in the Trust’s Prospectus. As stated in the Prospectus, shares of each Fund may be purchased at net asset value by various persons associated with the Trust, the Adviser, FEF Distributors, LLC, ASB Holdings, certain firms providing services to the Trust or affiliates thereof for the purpose of promoting good will with employees and others with whom the Trust has business relationships, as well as in other special circumstances. Shares are offered to other persons at net asset value in circumstances where there are economies of selling efforts and sales related expenses with respect to offers to certain investors.

TAX STATUS

Each Fund has elected and intends to qualify annually as a “regulated investment company” under the Code. In order to qualify as a regulated investment company for a taxable year, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, net income derived from an interest in a qualified publicly traded partnership (“PTP”), gains from the sale or other disposition of stock, securities or foreign currencies or other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer qualifying only if the Fund’s investment is limited to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined, under Treasury regulations, to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified PTPs; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its tax- exempt interest income (net of certain costs allocable to such income) for the year.

Each Fund may invest in certain assets, such as gold bullion, that do not constitute “securities” for purposes of the regulated investment company qualification tests referred to in the previous paragraph and other assets, including various derivative and structured investment products the status of which as “securities” for such purposes may not be fully settled. Subject to the provisions of the Regulated Investment Company Modernization Act of 2010 (the “2010 Modernization Act”) as described below, if a sufficient portion of a Fund’s assets were not stock or such securities or if a sufficient portion of a Fund’s gross income were not derived from stock or such securities for any taxable year, that Fund may fail to qualify as a regulated investment company for such taxable year.

If a Fund fails to qualify for taxation as a regulated investment company for any taxable year, the Fund’s income will be taxed at the Fund-level at regular corporate rates. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, such Fund may be required to recognize unrealized gains, incur substantial taxes on such unrealized gains, and make certain substantial distributions.

Under the 2010 Modernization Act, if a Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. A Fund would be subject to an excise tax if it were to rely on this provision in order to meet the gross income test.

In addition, if a Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test pursuant to the 2010 Modernization Act if either (a) the failure to satisfy the asset test were de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund’s failure to satisfy the asset diversification test were due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. A Fund’s failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund’s ownership of assets the total value of which did not exceed the lesser of $10 million and 1 percent of the total value of the Fund’s assets at the end of the fiscal quarter in which the test was being applied. A Fund would be subject to an excise tax if it were to rely on the provision described in (b) of this paragraph in order to meet the asset diversification test.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute during each calendar year an amount equal to or exceeding the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) 100% of any ordinary income and capital gains for the preceding year that were not distributed during that year. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. Finally, any foreign currency transactions that are not directly related to a Fund’s investments in securities (possibly including, but not limited to, speculative currency positions or currency derivatives not used for hedging purposes) could, under future administrative guidance issued by the Internal Revenue Service (the “IRS”), produce income not among the types of “qualifying income” from which the Fund must derive at least 90 percent of its annual gross income.

The Gold Fund invests in certain precious metals and related contracts through First Eagle Gold Cayman Fund, Ltd., its wholly owned subsidiary. The Gold Fund will be a “United States shareholder” with respect to such subsidiary, and the subsidiary will be a “controlled foreign corporation” under the Code. As such, the Gold Fund will be required to include in gross income all of the subsidiary’s “subpart F income,” including net gains from commodities, such as gold bullion. The Gold Fund has obtained a private letter ruling from the IRS that such subpart F income will be considered qualifying income for purposes of the gross income test for qualification as a regulated investment company.

Different tax treatment is accorded accounts maintained as IRAs, including a penalty on pre-retirement distributions that are not properly rolled over to other IRAs. Shareholders should consult their tax advisers for more information.

Dividends paid out of a Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. For taxable years beginning on or before December 31, 2012, provided that certain holding period requirements are met at the Fund and shareholder levels, certain dividends received by non-corporate shareholders (including individuals) from a Fund may be eligible for the maximum 15% tax rate applicable in the case of long-term capital gains to the extent that the Fund receives “qualified dividend income” and designates a portion if its dividends as such in a written notice to shareholders. To the extent that a portion of a Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction if so designated by the Fund in a written statement to shareholders. Any dividends paid by a Fund that are attributable to distributions from real estate investment trusts (“REITs”) will not qualify for the corporate dividends-received deduction. Furthermore, dividends attributable to distributions from REITs will generally not qualify for the maximum 15% tax rate on certain Fund dividends earned by non-corporate shareholders (including individuals). For taxable years beginning on or before December 31, 2012, distributions of net capital gains derived from all sales of portfolio securities by a Fund, if any, reported as capital gains distributions, are generally taxable to individual shareholders at a maximum 15% capital gains rate, regardless of whether the shareholder has held the Fund’s shares for more than one year, and are not eligible for the dividends-received deduction. After the close of each fiscal year, each Fund will designate the portion of its dividends paid to shareholders constituting qualified dividend income, dividends eligible for the corporate dividends- received deduction, and capital gain dividends. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will recognize income and have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Distributions in excess of a Fund’s earnings and profits will first reduce the adjusted tax basis of a shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such shareholder (assuming the Fund shares are held as a capital asset). Collectible gains, such as gains on gold and silver bullion, held for less than one year, are taxable to a U.S. shareholder as short-term gains. Gains realized on collectibles held for greater than one year currently are subject to a 28% tax rate. Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Investments by a Fund in securities issued or acquired at a discount, or providing for deferred interest or payment of interest in the form of additional obligations could result in income to the Fund equal generally to a portion of the excess of the face value of the securities over their issue or acquisition price (the “original issue discount”) each year that the securities are held, even though the Fund receives no interest payments. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt, certain asset-backed securities, section 1256 contracts (as described below) and, contingent payment and inflation-indexed debt instruments also may increase or accelerate a Fund’s recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. Such income must be included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the imposition of U.S. federal income tax and the 4% excise tax. In such case, the Fund could be required to dispose of securities which it might otherwise have continued to hold or borrow to generate cash to satisfy its distribution requirements.

A Fund’s gains and losses on the sale, lapse, or termination of options that it holds will generally have the same character as gains and losses from the sale of the security to which the option relates. If options written by a Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. A Fund may also have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund. If call options written by a Fund are exercised, the selling price of the security to which the option relates is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term depends on the security’s holding period. Upon the exercise of a put held by a Fund, the premium initially paid for the put is offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the security. However, the purchase of a put option may be subject to the short sale rules or straddle rules for U.S. federal income tax purposes.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year.

Certain regulated futures, nonequity option, and foreign currency contracts in which the Funds may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year

(and, generally, for purposes of the 4% excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Funds (including, for example, the ownership of stocks and the sale of options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. In addition, dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to “qualified dividend income.” The tax consequences to these Funds of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by a Fund which is taxed as ordinary income when distributed to shareholders. To the extent that the call options that a Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities will generally not be treated as a “straddle” subject to the straddle rules except in the case of certain positions which are closed by the Fund in part at a loss in one year where gain is subsequently recognized by the Fund in a later year. In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange-traded or, if over-the- counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092 of the Code), is not granted by an options dealer (within the meaning of Section 1256(g)(8) of the Code) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. If a Fund owns stock and writes a qualified covered call option that is in-the-money (but not “deep-in-the-money”), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to “qualified dividend income.”

Each Fund may make one or more of the elections available under the Code which are applicable to straddles. If any of these Funds makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Notwithstanding any of the foregoing, a Fund may recognize gain from a constructive sale of certain “appreciated financial positions” if generally the Fund enters into a short sale or offsetting notional principal contract with respect to, or a futures or a forward contract to deliver, the same or substantially identical property or, in the case of an appreciated financial position that is a short sale, an offsetting notional principal contract or a futures or forward contract, if the Fund acquires the same or substantially identical property as the underlying property for the position. Appreciated financial positions subject to this constructive sale treatment are interests (including options and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions that are closed before the end of the 30th day after the end of the taxable year in which the transaction was entered into if the taxpayer holds the appreciated financial position throughout the 60 day period beginning on the date the transaction is closed and at no time during this 60 day period is the taxpayer’s risk of loss with respect to the appreciated financial position reduced by certain circumstances.

If a Fund has long-term capital gain from a “constructive ownership transaction” with respect to any financial asset, the amount of such gain which may be treated as long-term capital gain by the Fund is limited to the amount of such gain which the Fund would have recognized if it had been holding such financial asset directly, rather than through a constructive ownership transaction, with any gain in excess of this amount being treated as ordinary income. In addition, any such gain recharacterized as ordinary income is treated as having been realized ratably over the duration of such constructive ownership transaction grossed up by an interest charge when reported in the year recognized. A constructive ownership transaction includes holding a long position under a notional principal contract with respect to, or entering into a forward or futures contract to acquire certain financial assets, or both holding a call option and granting a put option with respect to certain financial assets where such options have substantially equal strike prices and substantially contemporaneous maturity dates.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency or determined with reference to one or more foreign currencies and the time the Fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency or determined with reference to one or more foreign currencies gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition thereof also are treated as ordinary income or loss. Generally gains or losses with respect to forward contracts, futures contracts, options or similar financial instruments (other than section 1256 contracts) which are denominated in a foreign currency or determined by reference to the value of one or more foreign currencies are treated as ordinary gains or losses, as the case may be. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. However, in certain circumstances, it may be possible to make an election to treat such gains or losses as capital gains or losses or as subject to the rules applicable to section 1256 contracts, rather than subject to section 988 treatment. Furthermore, if section 988 losses exceed other investment company taxable income generated by a Fund during a taxable year, the Fund’s distributions for the taxable year (including distributions made before such section 988 losses were recouped) would be treated as a return of capital to the Fund’s shareholders (rather than as dividends), thereby reducing the basis of each shareholder’s Fund shares and potentially resulting in a capital gain for any shareholder receiving a distribution greater than such shareholder’s adjusted tax basis in Fund shares (assuming such shares are held as a capital asset).

Upon the sale or other disposition of shares of a Fund, a shareholder may realize a capital gain or loss which may be eligible for reduced U.S. federal income tax rates, generally depending upon the shareholder’s holding period for the shares. Any loss recognized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less generally will be treated as a long-term capital loss to the extent of any distributions received by the shareholder with respect to such shares that are treated as long-term capital gains. No gain or loss will be recognized by a Fund shareholder on the conversion or exchange of a class of shares in the same Fund to a different class of shares in the same Fund. A shareholder’s tax basis in the class of Fund shares acquired will be the same as such shareholder’s basis in the class of Fund shares converted, and the holding period in the class of Fund shares acquired will include the holding period for the converted Fund shares.

Under certain circumstances the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Fund are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. For taxable years beginning after December 22, 2010, this rule only applies if the new shares are acquired prior to January 31 of the calendar year following the date of disposition of the original shares. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

Each Fund may be subject to foreign withholding taxes on income and gains derived from its investments outside the United States. Such taxes would reduce the yield on the Funds’ investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign withholding taxes paid by the Fund that can be treated as income taxes under U.S. federal income tax principles, as respectively earned and paid by its shareholders. For any year that a Fund makes such an election, each of its shareholders will be required to include in computing its income its allocable share of such taxes paid by the Fund, and will be entitled, subject to certain limitations, to credit its share of such taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual shareholders) from its U.S. federal gross income, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the amount of a shareholder’s U.S. federal income tax liability attributable to its foreign source taxable income. With respect to the Global Fund, the Overseas Fund and the Gold Fund, if such Fund is eligible to make the pass-through election described above and such election is in fact made, the source of the electing Fund’s income flows through to its shareholders.4 Certain gains from the sale of securities and certain foreign currency gains will not be treated as foreign source taxable income. In addition, this foreign tax credit limitation must be applied separately to certain categories of foreign source income; dividends from the Fund will be treated as either “passive category” or “general category” income for this purpose. As a consequence, some shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than “qualified passive income.” The foreign tax credit is disallowed with respect to foreign taxes withheld on dividends if the dividend paying shares are held by a Fund for less than 16 days (46 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. If a Fund is not eligible to make the pass-through election described above, the foreign taxes it pays will reduce its income, if any, and distributions by the Fund will be treated as U.S. source income. Each shareholder will be furnished with a written statement as to whether, pursuant to the election described above, the creditable foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such statement will designate (i) such shareholder’s portion of the creditable foreign taxes paid to foreign countries and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within such foreign countries. Shareholders of an eligible Fund would be required to include their proportionate share of foreign taxes paid by the Fund in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and either deduct such proportionate share of taxes in computing their taxable incomes or, alternatively, claim such amounts as foreign tax credits against their U.S. income taxes. No deduction for foreign taxes may be claimed by noncorporate shareholders who do not itemize deductions. A U.S. nonresident individual or non-U.S. corporation may be subject to U.S. withholding taxes on the gross income resulting from an eligible Fund’s election described above, but may not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

Investments by a Fund in stock of certain foreign corporations which generate mostly passive income, or at least half of the assets of which generate such income (referred to as “passive foreign investment companies” or “PFICs”), are subject to special tax rules designed to prevent deferral of U.S. taxation of the Fund’s share of the PFIC’s earnings. In the absence of certain elections to report these earnings on a current basis, regardless of whether the Fund actually receives any distributions from the PFIC, a Fund would be required to report certain “excess distributions” from, and any gain from the disposition of stock of, the PFIC as ordinary income. Such ordinary income would be allocated ratably to a Fund’s holding period for the stock. Any amounts allocated to prior taxable years would be taxable to the Fund at the highest rate of tax on ordinary income applicable in that year, increased by an interest charge at the rate prescribed for underpayments of tax. Amounts allocated to the year of the distribution or disposition would be included in the Fund’s net investment income for that year and, to the extent distributed as a dividend to the Fund’s shareholders, would not be taxable to the Fund.

A Fund may elect to mark to market its PFIC stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain and any gain from an actual disposition of the stock would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net gains reported as ordinary income in prior years. Alternatively, a Fund may be able to make an election, known as a qualified electing fund (“QEF”) election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the PFIC, regardless of whether it actually received any distributions from the PFIC. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the

[4] [NTD: Confirm that not more than 50% of the Arbitrage Opportunity Fund’s assets consists or is expected to consist of foreign stocks or securities]

Fund (but would be taxable to shareholders). In order to make a QEF election, a Fund would be required to obtain certain information from PFICs in which it invests, which in many cases may be difficult to obtain.

Each Fund may be required to withhold U.S. federal income tax currently at the rate of 28% from all distributions and gross sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or otherwise fail to comply with the applicable requirements of the backup withholding rules. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be allowed as a refund or a credit against the shareholder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS.

Ordinary income dividends paid by a Fund to shareholders who are non-resident aliens or foreign entities generally will be subject to a 30% U.S. withholding tax under existing provisions of the Code unless a reduced rate of withholding is provided under applicable treaty law. However, pursuant to recently enacted legislation, for taxable years beginning after December 31, 2004 and before January 1, 2012, certain “interest-related dividends” and “short-term capital gain dividends” paid by a Fund to a foreign shareholder and reported as such would be eligible for an exemption from U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by a Fund that would not be subject to U.S. withholding tax if earned by a foreign shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of a Fund’s net short-term capital gains over net long-term capital losses. The Funds do not intend to report interest-related or short-term capital gain dividends. Non-resident shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

Since, at the time of an investor’s purchase of a Fund’s shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund’s portfolio or undistributed income of the Fund, subsequent distributions (or a portion thereof) on such shares may economically represent a return of his capital. However, such a subsequent distribution would be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares. Prior to purchasing shares of the Fund, an investor should carefully consider such tax liability which he might incur by reason of any subsequent distributions of net investment income and capital gains.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions and redemptions of Fund shares. Also, the tax consequences to a foreign shareholder of an investment in a Fund may be different from those described above. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Funds, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiations of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law. (Generally, references in this section to the Adviser’s practices in respect of the Fund’s portfolio transactions and brokerage likewise apply to the practices of the Subadviser.)

Substantially all brokers through whom the Adviser executes agency orders provide proprietary research on general economic trends or particular companies. Selected brokers provide third-party research and brokerage services, that is, services obtained by the broker from a third party that the broker then provides to the Adviser. The Adviser may obtain quote and other market data information in this manner. Certain brokers may also invite investment personnel of the Adviser to attend investment conferences sponsored by such brokers.

Brokerage commissions generally are negotiated in the case of U.S. securities transactions, but in the case of foreign securities transactions may by fixed and may be higher than prevailing U.S. rates. Commission rates are established pursuant to negotiations with the executing parties based on the quantity and quality of the execution services.

The Adviser may utilize certain electronic crossing networks (“ECNs”) in executing transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased.

Equity securities traded in over-the-counter market and bonds, including convertible bonds, are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with the Distributor in any transaction in which the Distributor acts as principal. Thus, it will not deal with the Distributor acting as market maker, and it will not execute a negotiated trade with the Distributor if execution involves the Distributor acting as principal with respect to any part of a Fund’s order.

Portfolio securities may not be purchased from any underwriting or selling group of which the Distributor, during the existence of the group, is a member, except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Trust, will not significantly affect a Fund’s ability to pursue its present investment objective.

In placing orders for portfolio securities or futures, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Adviser or the Adviser’s other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. In general, research and brokerage services obtained from brokers are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than the Fund’s, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor in order to secure the research and investment services described above, subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

Subject to the above considerations, the Distributor may act as a securities broker for a Fund. In order for the Distributor to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the Distributor must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an Exchange during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not “interested” trustees, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Distributor is consistent with the foregoing standard. Brokerage transactions with the distributor also are subject to such fiduciary standards as may be imposed by applicable law. From time to time a Fund may engage in agency cross transactions with respect to securities that meet its investment objective and policies. An agency cross transaction occurs when a broker sells securities from one client’s account to another client’s account. Agency cross transactions are executed with written permission from a Fund. This authorization permits Agency cross transactions only between a Fund on one side and clients for which the Distributor acts as broker, but does not act as investment adviser, on the other side. The authorization can be terminated at any time by written notice to the Distributor.

A Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Distributor or the Adviser. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

In accordance with Section 11(a) under the Securities Exchange Act of 1934, the Distributor may not retain compensation for effecting transactions on a national securities exchange for a Fund unless that Fund has expressly authorized the retention of such compensation in a written agreement executed by a Fund and the Distributor. Each Fund has provided the Distributor with such authorization. Section 11(a) provides that the Distributor must furnish to each Fund at least annually a statement disclosing the aggregate compensation received by the exchange member in effecting such transactions.

The Funds (not including the Arbitrage Opportunity Fund), for the fiscal year ended October 31, 2010, paid total brokerage commissions of $14,970,434. This was paid in respect to transactions amounting to $9,731,607,395. For the same period there were no brokerage commissions (or options clearing charges) paid to a broker-dealer affiliate or related party of the Adviser. Of the total brokerage commissions paid during the fiscal year ended October 31, 2010, $14,006,942 (or 94%) were paid to firms which provided research, statistical or other services. The Distributor has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

CUSTODY OF PORTFOLIO

The Trust’s custodian and foreign custody manager for the Funds’ assets is State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017-6204 serves as the Trust’s independent registered public accountant. PwC audits the Funds’ financial statements and renders its report thereon, which is included in the Annual Report to Shareholders.

FINANCIAL STATEMENTS

The Funds’ financial statements and notes thereto appearing in their Annual Reports to Shareholders (for the fiscal year ended October 31, 2010, if available) and the reports thereon of PwC are incorporated by reference in this Statement of Additional Information. The Funds will furnish, without charge, a copy of the Annual Reports and/or Semi-Annual Reports to Shareholders on request. All such requests should be directed to First Eagle Funds, P.O. Box 219324, Kansas City, MO 64121-9324.

APPENDIX

RATINGS OF INVESTMENT SECURITIES

The rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Funds’ investment adviser believes that the quality of debt securities in which a Fund invests should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the ratings services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

The following is a description of the characteristics of ratings used by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”).

Moody’s Ratings

Aaa—Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “giltedge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such bonds.

Aa—Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa bonds.

A—Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds, and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P Ratings

AAA—Bonds rated AAA have the highest rating. Capacity to pay principal and interest is extremely strong.

AA—Bonds rated AA have a very strong capacity to pay principal and interest and differ from AAA bonds only in small degree.

A-1

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in higher rated categories.

BB—B—CCC—CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C—A C rating is assigned to bonds that are currently highly vulnerable to nonpayment, have payment arrearages allowed by the terms of the documents, or bonds of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. The C rating may be assigned to bonds on which cash payments have been suspended in accordance with relevant terms of the instrument.

D—Bonds rated D are in payment default. The D rating category is used when payments on a bond are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on a bond are jeopardized.

Plus (+) or minus (-)

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

FIRST EAGLE FUNDS

PART C

OTHER INFORMATION

Item 28. Exhibits

EXHIBIT
(a)	—	Declaration of Trust of Registrant.(5)
(b)	—	Amended and Restated By-Laws of the Registrant.(8)
(c)	—	Specimen Certificates representing shares of Common Stock ($.001 par value).(1)
(d)(1)	—	Amended and Restated Investment Advisory Contract between the Registrant and First Eagle Investment Management, LLC (“FEIM”). (10)
(d)(2)	—	Amended and Restated Investment Advisory Contract between the Registrant and FEIM with respect to First Eagle Fund of America. (10)
(d)(3)	—	Sub-advisory Agreement between FEIM and Iridian Asset Management LLC with respect to the First Eagle Fund of America. (10)
(d)(4)	—	Investment Advisory Contract between the Registrant and FEIM with respect to First Eagle Arbitrage Opportunity Fund. Filed herewith.
(e)(1)	—	Amended and Restated Underwriting Agreement between the Registrant and FEF Distributors, LLC. (“FEF Distributors”). Filed herewith.
(e)(2)	—	Form of Selling Group Agreement. Filed herewith.
(f)	—	Not applicable.
(g)(1)	—	Custody Agreement between the Registrant and State Street Bank and Trust Company.(6)
(g)(2)	—	Special Custody Agreement between the Registrant and HSBC Bank USA.(4)
(g)(3)	—	Transfer Agency and Registrar Agreement between the Registrant and DST Systems, Inc.(2)
(g)(4)	—	Investment Accounting Agreement between the Registrant and State Street Bank and Trust Company.(3)
(g)(5)	—	Tax Services Agreement between the Registrant and State Street Bank and Trust Company.(8)
(h)(1)	—	Fee Waiver and Expense Reimbursement Agreement between the Registrant (on behalf of First Eagle Arbitrage Opportunity Fund) and FEIM. Filed herewith.
(h)(2)	—	Administrative Services Agreement between the Registrant (on behalf of First Eagle Arbitrage Opportunity Fund) and FEIM. Filed herewith.
(i)	—	Not applicable.
(j)(1)	—	Consent of PricewaterhouseCoopers LLP. To be filed by amendment.
(j)(2)	—	Shearman & Sterling LLP Opinion with respect to 2004 Reorganization.(7)
(j)(3)	—	Shearman and Sterling LLP Opinion with respect to the 2011 organization of First Eagle Arbitrage Opportunity Fund. To be filed by amendment.
(j)(4)	—	Richards, Layton & Finger, P.A. Opinion with respect to the offering of shares of First Eagle Arbitrage Opportunity Fund. To be filed by amendment.
(k)	—	Not applicable.
(l)	—	Not applicable.
(m)	—	Amended and Restated Rule 12b-1 Distribution Plan and Agreement between the Registrant and FEF Distributors. Filed herewith.
(n)	—	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3. Filed herewith.
(o)	—	Not applicable.
(p)	—	Code of Ethics.(8)
(q)	—	Power of Attorney. Filed herewith.

(1) Incorporated herein by reference to Pre-Effective Amendment No. 2 filed on or about August 30, 1993.

(2) Incorporated herein by reference to Post-Effective Amendment No. 4 filed on or about July 25, 1997.

(3) Incorporated herein by reference to Post-Effective Amendment No. 13 filed on or about February 28, 2001.

(4) Incorporated herein by reference to Pre-Effective Amendment No. 20 filed on or about December 27, 2002.

(5) Incorporated herein by reference to Post-Effective Amendment No. 23 filed on or about December 30, 2004.

(6) Incorporated herein by reference to Post-Effective Amendment No. 25 filed on or about February 27, 2006.

(7) Incorporated herein by reference to Post-Effective Amendment No. 26 filed on or about February 27, 2007.

(8) Incorporated herein by reference to Post-Effective Amendment No. 28 filed on or about February 26, 2009.

(9) Incorporated herein by reference to Post-Effective Amendment No.31 filed on or about February 24, 2010.

(10) Incorporated herein by reference to Post-Effective Amendment No.32 filed on or about February 24, 2011.

Item 29. Person Controlled or Under Common Control With Registrant

None.

Item 30. Indemnification

Reference is made to the provisions of Article Three, Section Seven and Article Seven, Section Two of Registrant’s Declaration of Trust, which document is incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 811-7762) filed on December 30, 2004, together with the entirety of Article Six of Registrant’s Amended and Restated By-Laws, which document is incorporated herein by reference to Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A (File No. 811-7762) filed on February 26, 2009.

The general effect of these provisions, and related statutory indemnification benefits as may be available under Delaware or other applicable state or federal laws, is to protect trustees, officers, employees and agents of Registrant against legal liability and expenses incurred by reason of their service to Registrant. In accord with the foregoing, Registrant shall indemnify its trustees, officers, employees and agents against judgments, fines, penalties, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable state and federal law.

In addition, the Registrant will maintain a trustees’ and officers’ errors and omissions liability insurance policy protecting directors and officers against liability for claims made by reason of any acts, errors or omissions committed in their capacity as trustees or officers. The policy will contain certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 31. Business and Other Connections of Investment Adviser

First Eagle Investment Management, LLC is the Registrant’s investment adviser. Its primary office is located at 1345 Avenue of the Americas, New York, New York, 10105. In addition to the Registrant, First Eagle Investment Management, LLC acts as investment adviser to First Eagle Variable Funds and to certain investment vehicles and accounts not subject to registration with the Securities and Exchange Commission.

First Eagle Investment Management, LLC is a wholly owned subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. (“ASB Holdings”), a privately-owned holding company organized under the laws of the State of New York, which has a substantial amount of assets under management in the form of individual accounts, and, through the Adviser, fund accounts. In connection with another wholly owned subsidiary, FEF Distributors, LLC., a registered broker-dealer, and the principal underwriter to the Registrant, ASB Holdings is substantially involved in the distribution of mutual fund shares. The business and other connections of the Adviser’s directors and officers are as follows:

	Position with the	Business and Other
Name	Adviser	Connections
Henry H. Arnhold	Director	Chairman of the Board of Arnhold and S. Bleichroeder Holdings, Inc.; Director, Aquila International Fund Limited; Trustee, The New School for Social Research; Director, Conservation International

John P. Arnhold	Chairman, Chief Investment Officer and Director

Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Chairman, CEO and Director, FEF Distributors, LLC; prior to March 2005, President and Director, Natexis Bleichroeder Inc. and Natexis Bleichroeder, UK; Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, Quantum Endowment Fund; Director, Educational Broadcasting Corporation; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Managing Member, New Eagle Management Company, LLC; President and Trustee, First Eagle Funds and First Eagle Variable Funds

Michael M. Kellen	Vice Chairman	Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; Director, FEF Distributors, LLC; Director, Arnhold Ceramics

Bridget A. Macaskill	President, Chief Executive Officer, Director

Director, Arnhold and S. Bleichroeder Holdings, Inc.; Board Member, Prudential plc; CREF Trustee, TIAA-CREF; Trustee, William T. Grant Foundation; Trustee, North Shore Alliance; previously until 2009, Independent Consultant appointed under the terms of the Global Research settlement, Merrill Lynch and Principal and Founder, BAM Consulting, LLC

Adam B. Joffe	Chief Financial Officer	CFO, Arnhold and S. Bleichroeder Holdings, Inc.; CFO, FEF Distributors, LLC.; formerly Director, Deutsche Bank

Mark D. Goldstein	General Counsel, Chief Compliance Officer and Senior Vice President

General Counsel and Secretary, Arnhold and S. Bleichroeder Holdings, Inc.; Chief Compliance Officer, First Eagle Funds and First Eagle Variable Funds; prior to March 2010, Chief Compliance Officer, Good Hope Advisers, LLC; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004; Senior Associate General Counsel, UBS Financial Services, Inc. from May 1998

Robert Bruno	Senior Vice President	President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds and First Eagle Variable Funds

Iridian Asset Management LLC (“Iridian”), whose primary office is located at 276 Post Road West, Westport, Connecticut 06880, is the investment sub-adviser to the First Eagle Fund of America. Iridian provides investment management services to other registered and unregistered investment companies, institutional investors and individuals. The business and other connections of Iridian’s directors and officers are as follows:

	POSITION WITH	BUSINESS AND
NAME	IRIDIAN	OTHER CONNECTIONS

David L. Cohen	Co-President and Co-Chief Executive Officer

Harold J. Levy	Co-President and Co-Chief Executive Officer

Jeffrey M. Elliott	Chief Operating Officer, Chief Financial Officer and Secretary

Alice B. Hicks	Executive Vice President and Director

Lane Steven Bucklan	General Counsel and Chief Compliance Officer

Additional information regarding both First Eagle Investment Management, LLC and Iridian is provided in the body of this Registration Statement on Form N-1A under the heading “Investment Advisory and Other Services.”

Item 32. Principal Underwriters

(a) FEF Distributors, LLC is the Registrant’s distributor (the “Distributor”). It also serves as principal underwriter for First Eagle Variable Funds.

(b) The positions and offices of the Distributor’s directors and officers who serve the Registrant are as follows:

Name and	Position and Offices	Position and Offices with
Business Address*	with Underwriter	Registrant

John P. Arnhold	CEO, Chairman and Director	President and Trustee
Robert Bruno	President	Senior Vice President
Mark D. Goldstein	Secretary	Chief Compliance Officer
Adam B. Joffe	Chief Financial Officer	None
Joseph Tropeano	Chief Compliance Officer	None
Suzan J. Afifi	Vice President	Secretary and Vice President

* The address of each person named above is 1345 Avenue of the Americas, New York, New York 10105.

(c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant.

Item 33. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, 1345 Avenue of the Americas, New York, NY 10105 with the exception of certain accounts, books and other documents which are kept by the Registrant’s custodian, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 and registrar and shareholder servicing agent, DST Systems, Inc., P.O. Box 419324, Kansas City, Missouri, 64141-6324.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of a Fund’s outstanding shares, and that it will assist communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(a) or Rule 485(b) (as the case may be) under the Securities Act of 1933 and the Registration has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 21st day of June, 2011.

FIRST EAGLE FUNDS

By:	/s/ JOHN P. ARNHOLD
JOHN P. ARNHOLD
PRESIDENT

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	CAPACITY	DATE

/s/ LISA ANDERSON*	Trustee	June 21, 2011
(LISA ANDERSON)

/s/ JOHN P. ARNHOLD*	Trustee	June 21, 2011
(JOHN P. ARNHOLD)

/s/ JEAN-MARIE EVEILLARD*	Trustee	June 21, 2011
(JEAN-MARIE EVEILLARD)

/s/ CANDACE K. BEINECKE*	Trustee	June 21, 2011
(CANDACE K. BEINECKE)

/s/ JEAN D. HAMILTON*	Trustee	June 21, 2011
(JEAN D. HAMILTON)

/s/ JAMES E. JORDAN*	Trustee	June 21, 2011
(JAMES E. JORDAN)

/s/ WILLIAM M. KELLY*	Trustee	June 21, 2011
(WILLIAM M. KELLY)

/s/ PAUL J. LAWLER*	Trustee	June 21, 2011
(PAUL J. LAWLER)

/s/ JOSEPH MALONE*	Chief Financial Officer	June 21, 2011
(JOSEPH MALONE)

*By:	/S/ SUZAN AFIFI
Suzan Afifi Power-of-Attorney

Exhibit Index

(d)(4)	Investment Advisory Contract between the Registrant and FEIM with respect to First Eagle Arbitrage Opportunity Fund.

(e)(1)	Amended and Restated Underwriting Agreement between the Registrant and FEF Distributors, LLC. (“FEF Distributors”).

(e)(2)	Form of Selling Group Agreement.

(h)(1)	Fee Waiver and Expense Reimbursement Agreement between the Registrant (on behalf of First Eagle Arbitrage Opportunity Fund) and FEIM.

(h)(2)	Administrative Services Agreement between the Registrant (on behalf of First Eagle Arbitrage Opportunity Fund) and FEIM.

(m)	Amended and Restated Rule 12b-1 Distribution Plan and Agreement between the Registrant and FEF Distributors.

(n)	Amended and Restated Multiple Class Plan pursuant to Rule 18f-3.

(q)	Power of Attorney.